As filed with the Securities and Exchange Commission on April 29, 2009.

File No. 333-49457

File No. 811-09020

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☒ Post-Effective Amendment No. 13

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 22

C.M. Life Variable Life Separate Account I

(Exact Name of Registrant)

C.M. Life Insurance Company

(Name of Depositor)

100 Bright Meadow Boulevard

Enfield, CT 06082-1981

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

John E. Deitelbaum

Corporate Vice President and Associate General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, MA 01111-0001

(Name and Address of Agent for Service)

Approximate date of proposed public offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485.

☒ on May 1, 2009 pursuant to paragraph (b) of Rule 485.

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐ on                      pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐ this post effective amendment designates a new effective date for a previously filed post effective amendment.

Variable Universal Life (VUL)

Issued by C.M. Life Insurance Company

C.M. Life Variable Life Separate Account I

This prospectus describes an individual, flexible premium, adjustable, variable life insurance policy (the policy) issued by C.M. Life Insurance Company. While this policy is in force, it provides lifetime insurance protection on the insured. In some states the coverage may be issued by certificate under a group contract.

The owner (you or your) has a number of investment choices in this policy. They include a guaranteed principal account (the GPA) and the funds offered through our separate account, C.M. Life Variable Life Separate Account I (the Separate Account). These funds are listed on the following page.

You bear the investment risk of any premium allocated to these investment funds. The death benefit may vary and the net surrender value will vary, depending on the investment performance of the funds.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy. This policy is no longer offered for sale. Owners may, however, continue to make premium payments under existing policies.

This policy is subject to the law of the state in which the policy is issued. Some of the terms of the policy may differ from the terms of the policy delivered in another state because of state specific legal requirements. Areas where state-specific policy provisions may apply include, but are not limited to:

•	certain investment options and certain policy features;
•	free look rights, including the length of the free look period and refund amounts;
•	premium taxes; and
•	fund transfer rights.

The policy provides life insurance protection. It is not a way to invest in mutual funds. Replacing any existing life insurance policy with this policy may not be to your advantage.

The policy:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.

To learn more about the policy, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2009. The SAI is legally incorporated into this prospectus by reference and is legally part of this document. We file the SAI with the Securities and Exchange Commission (“SEC”). The SEC maintains a Web site (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. For a free copy of the SAI, or for general inquiries, contact our “Administrative Office” at the address and phone number below:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

(Fax) 1-866-329-4527

www.massmutual.com

You may request a free personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling our Administrative Office.

The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Please read this prospectus carefully before investing. You should keep it for future reference.

EFFECTIVE:  May 1, 2009

Variable Universal Life

C.M. Life Variable Life Separate Account I

The Separate Account invests in the following funds. You may allocate premium to any of the divisions in the Separate Account and the Separate Account will purchase equivalent shares in the corresponding funds listed below. You can also allocate premium to the guaranteed principal account.

AIM Variable Insurance Funds

AIM V.I. Financial Services Fund (Series I)

AIM V.I. Global Health Care Fund (Series I)

AIM V.I. Technology Fund (Series I)

American Century Variable Portfolios, Inc.

American Century VP Income & Growth Fund (Class I)

American Century VP Value Fund (Class I)

American Funds Insurance Series®

American Funds® Asset Allocation Fund (Class 2)

American Funds® Growth-Income Fund (Class 2)

DWS Investments VIT Funds

DWS Small Cap Index VIP (Class A)

Fidelity® Variable Insurance Products Fund II

Fidelity® VIP Contrafund® Portfolio (Initial Class)

Franklin Templeton Variable Insurance Products Trust

Franklin Small Cap Value Securities Fund (Class 2)

Templeton Foreign Securities Fund (Class 2)

Goldman Sachs Variable Insurance Trust

Goldman Sachs VIT Capital Growth Fund (Institutional)

Janus Aspen Series

Janus Aspen Balanced Portfolio (Service)

Janus Aspen Forty Portfolio (Institutional)

Janus Aspen Worldwide Portfolio1 (Institutional)

MFS® Variable Insurance TrustSM

MFS® Investors Trust Series (Initial Class)

MFS® New Discovery Series (Initial Class)

MML Series Investment Fund

MML Blue Chip Growth Fund2 (Initial Class)

MML Emerging Growth Fund (Initial Class)

MML Equity Index Fund (Class II)

MML Large Cap Value Fund (Initial Class)

MML NASDAQ-100® Fund 3 (Initial Class)

MML Small Cap Growth Equity Fund (Initial Class)

MML Series Investment Fund II

MML Blend Fund (Initial Class)

MML Enhanced Index Core Equity Fund (Initial Class)

MML Equity Fund (Initial Class)

MML Inflation-Protected and Income Fund (Initial Class)

MML Managed Bond Fund (Initial Class)

MML Money Market Fund (Initial Class)

MML Small Cap Equity Fund4 (Initial Class)

Oppenheimer Variable Account Funds

Oppenheimer Capital Appreciation Fund/VA (Non-Service)

Oppenheimer Core Bond Fund/VA (Non-Service)

Oppenheimer Global Securities Fund/VA (Non-Service)

Oppenheimer High Income Fund/VA (Non-Service)

Oppenheimer Main Street Fund® /VA (Non-Service)

Oppenheimer MidCap Fund/VA (Non-Service)

Oppenheimer Strategic Bond Fund/VA (Non-Service)

Panorama Series Fund, Inc.

Oppenheimer International Growth Fund/VA (Non-Service)

T. Rowe Price Equity Series, Inc.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

1	Prior to May 1, 2009, known as Janus Aspen Worldwide Growth Portfolio.
2	Effective May 1, 2009, the MML Growth Equity Fund was merged into the MML Blue Chip Growth Fund.
3

NASDAQ®, NASDAQ-100® and NASDAQ-100 Index® are trademarks of The NASDAQ Stock Market, Inc. (together with its affiliates, “NASDAQ”) and are licensed for use by the Fund. The Fund has not been passed on by NASDAQ as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by NASDAQ. NASDAQ MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE FUND.

4	Effective May 1, 2009, the MML Small Company Opportunities Fund was merged into the MML Small Cap Equity Fund.

C.M. Life Variable Life Separate Account I

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the policy, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page
account value	26
Administrative Office	1
attained age	13
division	5, 21
expense premium	7
face amount	14
general investment account	21
good order	14
grace period	28
guarantee period	28
guarantee premium	27
initial face amount	14
insurance risk	9
issue date	18
modified endowment contract (“MEC”)	6, 48
monthly charge date	43
net investment experience	26
net premium	18
net surrender value	33
planned premium	16
policy date	18
policy debt	34
policy debt limit	35
register date	19
safety test	27
valuation date	13
7-pay test	48

Index of Special Terms

Summary of Benefits and Risks

The following is a summary of the benefits and risks of the policy. It is only a summary. Additional information on the policy’s benefits and risks can be found in the later sections of this prospectus.

Benefits of the Policy

DEATH BENEFIT	The primary benefit of your policy is life insurance coverage. While the policy is in force, a death benefit will be paid to the beneficiary when the insured dies.
CHOICE OF DEATH BENEFIT OPTIONS

The policy offers three death benefit options. Each is the greater of the minimum death benefit, or:

1. Level Option: The current face amount.

2. Return of Account Value Option: The current face amount plus the account value of the policy.

3. Return of Premium Option: The current face amount plus the total of the premiums that were paid, less any premiums refunded.

The death benefit we pay will be reduced by any outstanding policy debt and any unpaid premium needed to avoid termination.

RIGHT TO RETURN THE POLICY	You had a limited period of time after the policy was delivered during which you could cancel the policy and receive a refund.
VARIABLE INVESTMENT CHOICES	The policy offers a choice of over 40 investment divisions within its Separate Account. Each division invests in shares of a designated investment fund.
GUARANTEED PRINCIPAL ACCOUNT	In addition to the above mentioned variable investment choices, you may also invest in the guaranteed principal account (GPA). Amounts allocated to the GPA are guaranteed and earn interest daily.
FLEXIBILITY

The policy is designed to be flexible to help meet your specific life insurance needs. Within limitations, you can:

• choose the timing, amount and frequency of premium payments;

• change the death benefit option;

• increase or decrease the policy’s face amount (higher face amount can result in higher charges);

• change the beneficiary;

• change your investment selections.

TRANSFERS	Generally, you may transfer funds among the investment divisions and the guaranteed principal account. Limitations on transfers are described in the “Risks of the Policy” table and Policy Transactions sections of the prospectus. We also offer two automated transfer programs: Dollar Cost Averaging and Portfolio Rebalancing.
SURRENDERS AND WITHDRAWALS	You may surrender your policy and we will pay you its net surrender value. You may also withdraw a part of the net surrender value. A withdrawal reduces the policy values, may reduce the face amount of the policy, may increase the risk that the policy will terminate and may have adverse tax consequences.
LOANS	You may take a loan on the policy. The policy secures the loan. Taking a loan may have adverse tax consequences and may increase the risk that your policy will terminate.
SAFETY TEST	During defined periods of the policy, your policy will not terminate, regardless of its account value, as long as you have made the specified minimum premium payments and there are no outstanding loans on the policy.
ASSIGNABILITY	You may generally assign the policy as collateral for a loan or other obligation.
TAX BENEFITS	You are generally not taxed on the policy’s earnings until you withdraw account value from your policy. This is known as tax deferral.
ADDITIONAL BENEFITS	There are additional benefits you may add to your policy by way of riders. The riders available with this policy are listed in the “Other Benefits Available Under the Policy” section. An additional charge may apply if you elect a rider.

Summary of Benefits and Risks

Risks of the Policy

INVESTMENT RISKS	The value of your policy will fluctuate with the performance of the variable investment divisions you select. Your variable investment divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any account value invested in the variable investment divisions.
SUITABILITY	Variable life insurance is designed to meet long-term financial goals. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payment in a short period of time. Short-term investment strategies may be restricted by the Company.
EARLY SURRENDER	If you surrender your policy you will be subject to surrender charges during the first 14 policy years and during the first 14 years after an increase in the policy’s face amount. Surrender charges are also known as “deferred sales loads”. The surrender charge will reduce the proceeds payable to you. In some situations, it is possible that there will be little or no value in the policy after the surrender charges are deducted. An early surrender can also result in adverse tax consequences.
WITHDRAWALS	A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction your policy may terminate. A withdrawal may also reduce your policy’s face amount and may have adverse tax consequences.
TERMINATION	Your policy could terminate if the value of the policy becomes too low to support the policy’s monthly charges or if total policy debt exceeds the account value. Factors that may cause your policy to terminate include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. Before the policy terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay additional premium.
LIMITATIONS ON ACCESS TO CASH VALUE

• Withdrawals were not available during the first policy year.

• A withdrawal reduces the policy values and may reduce the face amount of the policy. A withdrawal may have adverse tax consequences.

• We may not allow a withdrawal if it would reduce the face amount to less than the policy’s minimum face amount.

• The minimum withdrawal is $100, including the $25 withdrawal fee.

• The maximum withdrawal is 75% of the net surrender value.

• The maximum loan and withdrawal amounts are generally lower in the policy’s early years. Therefore, there may be little to no cash value available for loans and withdrawals in the policy’s early years.

LIMITATIONS ON TRANSFERS

• Transfers from the guaranteed principal account are generally limited to one per policy year and may not exceed 25% of your account value in the guaranteed principal account (less any policy debt).

• We reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market-timing strategy.

IMPACT OF LOANS	Taking a loan from your policy may increase the risk that your policy will terminate. If your policy exceeds the policy debt limit, it can still terminate even if the safety test is met. Taking a loan will have a permanent effect on the policy’s net surrender value and will reduce the death benefit paid. Also, policy termination with an outstanding loan can result in adverse tax consequences.
ADVERSE TAX CONSEQUENCES

Certain transactions (including, but not limited to, withdrawals, surrenders and loans) may lead to a taxable event. Under certain circumstances (usually if your premium payments in the first seven years exceed specified limits), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, withdrawals, and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis, second. Also, distributions includible in income received before you attain age 59½ are subject to a 10% penalty tax.

Existing tax laws that benefit this policy may change at any time.

ADDITIONAL RISKS	The type of investments that a fund company makes will also create risk. A comprehensive discussion of the risks of each of the funds underlying the divisions of the Separate Account may be found in that fund’s prospectus. You should read the fund’s prospectus carefully before investing.
POLICY CHARGE INCREASE	We have the right to increase certain policy and rider charges; however, the charges will not exceed the maximum charges identified in the fee tables.

Summary of Benefits and Risks

Fee Tables

The following tables describe the fees and expenses that you will pay during the time you own the policy and if you surrender the policy. A more detailed description of these fees can be found in the “Charges and Deductions” section of this prospectus.

Transaction Fees

This table describes the fees and expenses that you will pay at the time you pay premium, take account value out of the policy, or exercise certain riders.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Premium Expense Charge[1]	When you pay premium.	All Coverage Years 5% of each premium payment up to and including the expense premium; 3% of any premium payment in excess of the expense premium.	All Coverage Years 7.5% of each premium payment up to and including the expense premium; 5% of any premium payment in excess of the expense premium.
Surrender Charges[2,3,4] Surrender charges generally apply for the first 14 years of a segment’s coverage.	When you surrender the policy for its net surrender value. Charge may also apply at the time of an elected decrease in face amount.	First Coverage Year Current Range of Rates per $1000 of Face Amount • $3.44 – $46.29	same as current
Surrender charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a policy face amount of $500,000.[2,3,4,5]	When you surrender the policy for its net surrender value. Charge may also apply at the time of an elected decrease in face amount.	First Coverage Year • $11.83 per $1000 of Face Amount	First Coverage Year • $11.83 per $1000 of Face Amount
Processing Fees	When Fee is Deducted	Current Amount Deducted	Maximum Amount Deducted
Withdrawal Fee	When you withdraw a portion of your account value from the policy.	$25 per withdrawal	$25 per withdrawal
Accelerated Death Benefit Rider	When you elect an accelerated death benefit payment.	$150	$250
1	The expense premium referenced in the table is used to determine premium expense charges. For the initial face amount, the expense premium is based on the issue age, gender, and risk classification of the insured. For each increase in the face amount, the expense premium is based on the age, gender, and risk classification of the insured on the effective date of the increase. The expense premium is shown in the policy; it will be quoted upon request before the policy is issued.
Examples of expense premiums are shown in the following table. An example of how the expense premium is used to determine your premium expense charge is located in the “Charges and Deductions” section, under Deductions from Premiums.

Per $1000 of Face Amount, Non-Tobacco Risk Class
Age	Male	Female
25	$5.73	$5.05
35	$8.45	$7.38
55	$21.19	$17.41
85	$98.28	$83.99
2	For the initial face amount, the rates vary by the insured’s gender, issue age, risk classification, and year of coverage. For each increase in the face amount, the rates are based on the age, gender, risk classification of the insured on the effective date of the increase and the year of coverage. The surrender charge is shown in the policy’s Specifications Pages. The rates in this table may not be representative of the charge that a particular policy owner will pay. If you would like information on the surrender charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling the MassMutual Customer Service Center at 1-800-272-2216.
3	Under certain circumstances, the surrender charge may not apply when exchanging this policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. Please see the “Surrender Charges” section for more information.

Fee Tables

4	Surrender charges generally apply for the first 14 years of a segment’s coverage. They decrease each year and, in any year, will equal the first year’s surrender charge multiplied by the applicable coverage year factor listed in the following table.

Coverage Year	Factor	Coverage Year	Factor
1	1.00	8	0.50
2	0.93	9	0.43
3	0.86	10	0.36
4	0.79	11	0.29
5	0.71	12	0.21
6	0.64	13	0.14
7	0.57	14	0.07
5	The rates shown for the “representative insured” are first year rates only. The “representative insured” is based on the expected policy owner characteristics as the policy was initially marketed.

Periodic Charges Other than Fund Operating Expenses

This table describes the fees and expenses that you will pay periodically, other than fund operating expenses, during the time that you own the policy.

Charge	When Charge is Deducted	Current Amount Deducted		Maximum Amount Deducted
Insurance Charge[1]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Insurance Risk • $0.03 – $25.01		• $83.33 per $1000 of Insurance Risk
Insurance charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a policy face amount of $500,000.[1,2]	Monthly, on the policy’s monthly charge date.	• $0.10 per $1000 of Insurance Risk		• $0.14 per $1000 of Insurance Risk
Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history. Note the combination of insurance charges and additional mortality fees, if any, will not exceed $83.33 per $1000 of insurance risk or face amount.	Monthly, on the policy’s monthly charge date.	Current range of Rates • $0.01 – $ 83.33 per $1000 of Insurance Risk • $0.08 – $83.33 per $1000 of Face Amount		• $83.33 per $1000 of Insurance Risk • $83.33 per $1000 of Face Amount
Administrative Charge	Monthly, on the policy’s monthly charge date.	All Policy Years • $6 per policy		All Policy Years • $12 per policy
Mortality & Expense Risk Charge	Daily.	Annual Rate • 0.55% of the policy’s average daily net assets in the Separate Account		Annual Rate • 0.90% of the policy’s average daily net assets in the Separate Account
Face Amount Charge[3]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Face Amount.		same as current
		Coverage Year 1-5 6+	Rate $0.09 – $0.17 $0.00
Face amount charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a policy face amount of $500,000.[2,3]	Monthly, on the policy’s monthly charge date.	• $0.13 per $1000 of Face Amount		• $0.13 per $1000 of Face Amount
Loan Interest Rate Expense Charge[4]	Reduces the interest we credit on the loaned value. We credit loan interest daily.	Policy Year 1-15 16+	Rate 0.90% 0.50%	All Policy Years 2.0% of loaned amount
of loaned amount

Fee Tables

Riders	When Rider Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Disability Benefit[5,6]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1 of Monthly Deduction • $0.01 – $0.26 Current Range of Rates per $100 of Specified Benefit Amount • $0.00 – $0.32	same as current
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a policy face amount of $500,000.[2,5],6	Monthly, on the policy’s monthly charge date.	• $0.06 per $1 of Monthly Deduction • $0.14 per $100 of Specified Benefit Amount	• $0.06 per $1 of Monthly Deduction • $0.14 per $100 of Specified Benefit Amount
Guaranteed Insurability[6] This Rider is no longer issued.	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Option Amount • $0.03 – $0.11	same as current
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a policy face amount of $500,000.[2,6]	Monthly, on the policy’s monthly charge date.	• $0.11 per $1000 of Option Amount	• $0.11 per $1000 of Option Amount
Other Insured[1] This Rider is no longer issued. • When issued on the base insured • When issued on another insured	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Rider Insurance Risk • $0.03 – $22.51 • $0.03 – $25.01	• $83.33 per $1000 of Rider Insurance Risk

Rider charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a rider face amount of $500,000. [1,2]

• Issued on the base insured

• Issued on another insured

	Monthly, on the policy’s monthly charge date.	• $0.09 per $1000 of Rider Insurance Risk • $0.10 per $1000 of Rider Insurance Risk	• $0.14 per $1000 of Rider Insurance Risk
Waiver of Monthly Charges[5,6]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1 of Monthly Deduction • $0.01 – $0.26	same as current
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a rider face amount of $500,000,[2,5,6]	Monthly, on the policy’s monthly charge date.	• $0.06 per $1 of Monthly Deduction	• $0.06 per $1 of Monthly Deduction
Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history. Note the combination of insurance charges and additional mortality fees, if any, will not exceed $83.33 per $1000 of insurance risk or face amount.	Monthly, on the policy’s monthly charge date.	Current range of Rates • $0.01 – $83.33 per $1000 of Face Amount	• $83.33 per $1000 of Face Amount

All of the monthly charges listed in the table above are deducted proportionately from the then current account values in the Separate Account and the guaranteed principal account (unless the Directed Monthly Deduction Program is in effect). The mortality and expense risk charge is deducted from the assets of the Separate Account only.

1	The rates vary by the insured’s gender, issue age, risk classification, and year of coverage. The rates may not be representative of the charge that a particular policy owner will pay. If you would like information on the insurance charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling the MassMutual Customer Service Center at 1-800-272-2216.
The insurance charge rates reflected in this table are for standard risks; the maximum insurance charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO) Tables. Insurance risk is a liability of the insurance company and is equal to the difference between the death benefit and the account value.
2	The rates shown for the “representative insured” are first year rates only.
3	The face amount charge is set at issue for the initial face amount and, for each increase, on the effective date of the increase. The rates will vary by the issue age of the insured for the initial face amount and, for increases, by the insured’s attained age on the effective date of the increase. Once set, however, the charge per $1000 of face amount remains constant during each segment’s first five coverage years, and then, in coverage years six and beyond, it is zero. The range of face amount rates reflected for coverage years 1-5 simply accounts for the range of issue ages for all potential insureds.
4	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts.
5	The policy’s “monthly deduction” is the sum of the following current monthly charges: (a) administrative charge, (b) face amount charge, (c) insurance charge, and (d) any applicable rider charges.
6	The rates vary by the insured’s gender and age.

Fee Tables

Annual Fund Operating Expenses

While you own the policy, if your assets are invested in any of the divisions of the Separate Account, you will be subject to the fees and expenses charged by the fund in which that division invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2008. More detail concerning each fund’s fees and expenses that you may periodically be charged during the time that you own the policy, is contained in the second table below and each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.35%	1.58%

Investment Management Fees and Other Expenses

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2008.

Fund Name	Management Fees[1]		Other Expenses		12b-1 Fees		Acquired Fund Fees & Expenses		Total Annual Fund Operating Expenses
AIM V.I. Financial Services Fund (Series I)	0.75%		0.48%		—		0.01%	[2]	1.24%	[3]
AIM V.I. Global Health Care Fund (Series I)	0.75%		0.38%		—		0.01%	[2]	1.14%	[3]
AIM V.I. Technology Fund (Series I)	0.75%		0.41%		—		0.01%	[2]	1.17%	[3]
American Century VP Income & Growth Fund (Class I)	0.70%	[4]	0.00%	[5]	—		—		0.70%
American Century VP Value Fund (Class I)	0.94%	[4]	0.01%	[6]	—		—		0.95%
American Funds® Asset Allocation Fund (Class 2)	0.31%	[7]	0.01%		0.25%		—		0.57%	[7]
American Funds® Growth-Income Fund (Class 2)	0.27%	[7]	0.01%		0.25%		—		0.53%	[7]
DWS Small Cap Index VIP (Class A)	0.35%		0.19%	[8]	—		—		0.54%	[9]
Fidelity® VIP Contrafund® Portfolio (Initial Class)	0.56%		0.10%		—		—		0.66%	[10]
Franklin Small Cap Value Securities Fund (Class 2)	0.52%		0.16%		0.25%		0.01%	[11]	0.94%	[11]
Goldman Sachs VIT Capital Growth Fund (Institutional)	0.75%	[12]	0.11%		—		—		0.86%
Janus Aspen Balanced Portfolio (Service)	0.55%		0.02%		0.25%	[13]	—	[14]	0.82%
Janus Aspen Forty Portfolio (Institutional)	0.64%		0.03%		—		0.01%	[14]	0.68%
Janus Aspen Worldwide Portfolio (Institutional)[15]	0.50%	[16]	0.03%		—		—	[14]	0.53%
MFS® Investors Trust Series (Initial Class)	0.75%		0.09%	[17]	—		—		0.84%	[17]
MFS® New Discovery Series (Initial Class)	0.90%		0.11%	[17]	—		—		1.01%	[17]
MML Blend Fund (Initial Class)	0.41%		0.06%		—		0.01%	[18]	0.48%
MML Blue Chip Growth Fund (Initial Class)[19]	0.75%		0.10%		—		—		0.85%
MML Emerging Growth Fund (Initial Class)	1.05%		0.53%		—		—		1.58%	[20]
MML Enhanced Index Core Equity Fund (Initial Class)	0.55%		0.25%		—		—		0.80%
MML Equity Fund (Initial Class)	0.40%		0.04%		—		—		0.44%
MML Equity Index Fund (Class II)	0.10%		0.25%		—		—		0.35%	[21]
MML Inflation-Protected and Income Fund (Initial Class)	0.55%		0.05%		—		—		0.60%
MML Large Cap Value Fund (Initial Class)	0.77%		0.07%		—		—		0.84%
MML Managed Bond Fund (Initial Class)	0.43%		0.02%		—		—		0.45%
MML Money Market Fund (Initial Class)	0.49%	[22]	0.06%		—		—		0.55%
MML NASDAQ-100® Fund (Initial Class)	0.45%		0.78%		—		—		1.23%	[20]
MML Small Cap Equity Fund (Initial Class)[23]	0.65%		0.28%		—		—		0.93%
MML Small Cap Growth Equity Fund (Initial Class)	1.07%		0.09%		—		—		1.16%
Oppenheimer Capital Appreciation Fund/VA (Non-Service)	0.65%		0.11%	[24]	—		—		0.76%	[25]
Oppenheimer Core Bond Fund/VA (Non-Service)	0.60%	[26]	0.13%	[24]	—		—		0.73%	[27]
Oppenheimer Global Securities Fund/VA (Non-Service)	0.63%		0.12%	[24]	—		—		0.75%	[28]
Oppenheimer High Income Fund/VA (Non-Service)	0.73%		0.17%	[24]	—		—		0.90%	[29]
Oppenheimer International Growth Fund/VA (Non-Service)	0.97%		0.14%	[24]	—		0.01%	[30]	1.12%	[28]
Oppenheimer Main Street Fund® /VA (Non-Service)	0.64%		0.12%	[24]	—		—		0.76%	[25]
Oppenheimer MidCap Fund/VA (Non-Service)	0.70%	[31]	0.11%	[24]	—		—		0.81%	[25]
Oppenheimer Strategic Bond Fund/VA (Non-Service)	0.55%		0.13%	[24]	—		0.02%	[32]	0.70%	[29]
T. Rowe Price Blue Chip Growth Portfolio	0.75%		0.06%		—		0.04%		0.85%
T. Rowe Price Equity Income Portfolio	0.83%		0.01%		—		0.01%		0.85%
T. Rowe Price Mid-Cap Growth Portfolio	0.77%		0.03%		—		0.05%		0.85%
Templeton Foreign Securities Fund (Class 2)	0.64%		0.15%		0.25%		0.02%	[11]	1.06%	[11]

Fee Tables

1	The “Management Fee” is the investment advisory fee paid by the Portfolio or Fund to its investment adviser.

2	Acquired Fund Fees and Expenses are not fees or expenses incurred by the Fund directly but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund’s investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total returns of the Fund.

3	The Fund’s advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit “Total Annual Fund Operating Expenses” (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the “Total Annual Fund Operating Expenses” to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

4	The Fund pays the advisor a single, unified management fee for arranging all services necessary for the Fund to operate. The fee shown is based on assets during the Fund’s most recent fiscal year. The Fund has a stepped fee schedule. As a result, the Fund’s unified management fee rate generally decreases as strategy assets increase and increases as strategy assets decrease. For more information about the unified management fee, including an explanation of strategy assets, see “The Investment Advisor” under “Management” in the Fund’s prospectus.

5	Other expenses, which include the fees and expenses of the Fund’s independent directors and their legal counsel, interest, and, if applicable, acquired fund fees and expenses, were less than 0.005% for the most recent fiscal year.

6	Other expenses include the fees and expenses of the Fund’s independent directors and their legal counsel, interest, and, if applicable, acquired fund fees and expenses.

7	The Fund’s investment adviser is voluntarily waiving a portion of management fees. If this waiver were included the total expenses would have been 0.54% for the Asset Allocation Fund and the total expenses for the Growth-Income Fund would have been 0.50%.

8	Includes an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

9	Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s operating expenses at 0.51% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

10	A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund’s expenses. In addition, through arrangements with the Fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. Including these reductions, the total class operating expenses would have been 0.65%. This offset may be discontinued at any time.

11	The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund’s fees and expenses are due to those of the acquired fund. This reduction is required by the Trust’s board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon. Including this reduction, the “Total Annual Fund Operating Expenses” would have been 0.93% for the Franklin Small Cap Value Securities Fund and 1.04% for the Templeton Foreign Securities Fund.

12	As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to a fee, computed daily and payable monthly, at the annual rate listed below (as a percentage of the Fund’s average daily net assets). The Investment Adviser may voluntarily waive a portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion. For the Goldman Sachs VIT Capital Growth Fund’s management fee (at an annual rate of average daily net assets) of 0.75% for the first $1 billion; 0.68% for the next $1 billion; and 0.65% for the next $3 billion; 0.64% for the next $3 billion and 0.63% for over $8 billion.

13	Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

14	“Acquired Fund” means any underlying portfolio (including, but not limited to, exchange-traded funds) in which a Portfolio invests or has invested during the period. “Total Annual Fund Operating Expenses” shown may not correlate to each Portfolio’s “ratio of gross expenses to average net assets” appearing in the Financial Highlights tables of each Portfolio’s prospectus, which reflect the operating expenses of a Portfolio and does not include Acquired Fund Fees and Expenses. Amounts less than 0.01%, if applicable, are included in Other Expenses.

15	Prior to May 1, 2009, known as Janus Aspen Worldwide Growth Portfolio.

16	The Portfolio pays an investment advisory fee rate that adjusts up or down based upon the Portfolio’s performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.60% and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced February 2007, and may increase or decrease the Management Fee. Refer to the “Management Expenses” section in the Portfolio’s prospectus for additional information with further description in the Statement of Additional Information.

17	The Fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the Fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Total Annual Fund Operating Expenses” would have been lower.

18	Acquired Fund Fees and Expenses represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund Fees and Expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

19	Effective May 1, 2009, the MML Growth Equity Fund was merged into the MML Blue Chip Growth Fund.

20

MassMutual has contractually agreed to bear expenses of the Funds (other than the management fees, interest, taxes, brokerage commissions, extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), in excess of 0.11% of the average daily net asset values of the MML NASDAQ-100® Fund and 0.20% of the average daily net asset values of the MML Emerging Growth Fund through May 2, 2010. Such agreements cannot be terminated unilaterally by MassMutual. The expenses shown for the Funds do not include this reimbursement. If this table did reflect these reimbursements, the “Total Annual Fund Operating Expenses” would be: 0.56% for MML NASDAQ-100® Fund; and 1.25% for MML Emerging Growth Fund.

Fee Tables

21	MassMutual has contractually agreed to waive certain administrative and shareholder service fees payable by the MML Equity Index Fund on account of Class II Shares. In 2008, 0.05% of such fees were waived. If this table had reflected these waivers, the Total Net Operating Expenses would have been 0.29%.

22	MassMutual has agreed to voluntarily waive some or all of its management fees in an attempt to allow the Fund to maintain a 1-day yield of at least approximately 0.00%. MassMutual may amend or discontinue this waiver at any time without advance notice.

23	Effective May 1, 2009, the MML Small Company Opportunities Fund was merged into the MML Small Cap Equity Fund.

24

“Other expenses” include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays. Effective May 1, 2009 the Fund’s transfer agent fee structure has changed. The “Other Expenses” and “Total Annual Operating Expenses” per the above table reflect the estimated annual effect of these contractual changes. Prior to May 1, 2009, the Transfer Agent had voluntarily undertaken to the Fund to limit the transfer agent fees to 0.35% of average daily net assets per fiscal year for all classes. For the Fund’s fiscal year ended December 31, 2008, the transfer agent fees did not exceed the expense limitation. The actual “Other Expenses” as a percentage of the average daily net assets for the Fund’s fiscal year ended December 31, 2008 were: 0.07% for Non-Service Shares of the Oppenheimer High Income Fund/VA; 0.04% for Non-Service Shares of the Oppenheimer International Growth Fund/VA; 0.03% for Non-Service Shares of the Oppenheimer Core Bond Fund/VA and Oppenheimer Strategic Bond Fund/VA; 0.02% for Non-Service Shares of the Oppenheimer Global Securities Fund/VA and Oppenheimer Main Street Fund®/VA; and 0.01% for Non-Service Shares of the Oppenheimer Capital Appreciation Fund/VA and Oppenheimer MidCap Fund/VA. The Fund also receives certain credits from the Fund’s custodian that, during the fiscal year ended December 31, 2008, reduced its custodial expenses for all share classes by less than 0.01% of average daily net assets.

25

Effective May 1, 2009, the Manager has voluntarily undertaken to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of average daily net assets, will not exceed the annual rate of 0.80% for Non-Service Shares. This voluntary undertaking may be amended or withdrawn at any time without notice to shareholders. In addition, the transfer agent fee has changed effective May 1, 2009. As a result, the “Total Annual Operating Expenses” in the table have been restated to reflect the current fee structure. It is estimated that after giving effect to all of the current fee structures, waivers and credits, the Fund’s “Total Annual Operating Expenses” during the fiscal year ended December 31, 2008, as a percentage of average daily net assets, would have been: 0.76% for Non-Service Shares of Oppenheimer Capital Appreciation Fund/VA and Oppenheimer Main Street Fund®/VA; and 0.71% for Non-Service Shares of Oppenheimer MidCap Fund/VA.

26	Effective April 1, 2009 through March 31, 2010, the Manager has agreed to voluntarily waive the advisory fee by a certain percentage of the Fund’s average daily net assets. This voluntary waiver will be applied after all other waivers and/or reimbursements and may be withdrawn at any time. The percentage is 0.18% for Oppenheimer Core Bond Fund/VA.

27	For the fiscal year ended December 31, 2008, the Manager voluntarily reimbursed expenses of $21,750 related to the acquisition of Oppenheimer Government Securities Portfolio. Effective May 1, 2009, the Manager has voluntarily undertaken to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of average daily net assets, will not exceed the annual rate of 0.75% for Non-Service shares. This voluntary undertaking may be amended or withdrawn at any time without notice to shareholders. In addition, the transfer agent fee has changed effective May 1, 2009. As a result, the “Total Annual Operating Expenses” in the table have been restated to reflect the current fee structure. It is estimated that after giving effect to all of the current fee structures, waivers and credits, the Fund’s “Total Annual Operating Expenses,” as a percentage of average daily net assets, would have been 0.55% for Non-Service Shares during the fiscal year ended December 31, 2008.

28	Effective May 1, 2009, the Manager has voluntarily undertaken to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of average daily net assets, will not exceed the annual rate of 1.00% for Non-Service shares. This voluntary undertaking may be amended or withdrawn at any time without notice to shareholders. In addition, the transfer agent fee has changed effective May 1, 2009. As a result, the “Total Annual Operating Expenses” in the table have been restated to reflect the current fee structure. It is estimated that after giving effect to all of the current fee structures, waivers and credits, the Fund’s “Total Annual Operating Expenses” during the fiscal year ended December 31, 2008, as a percentage of average daily net assets, would have been 1.00% for Non-Services Shares of Oppenheimer International Growth Fund/VA and 0.75% for Non-Service Shares of Oppenheimer Global Securities Fund/VA.

29	Effective May 1, 2009, the Manager has voluntarily undertaken to limit the Fund’s total annual operating expenses so that those expenses, as a percentage, of average daily net assets, will not exceed the annual rate of 0.75% for Non-Service shares. This voluntary undertaking may be amended or withdrawn at any time without notice to shareholders. In addition, the transfer agent fee has changed effective May 1, 2009. As a result, the “Total Annual Operating Expenses” in the table have been restated to reflect the current fee structure. It is estimated that after giving effect to all of the current fee structures, waivers and credits, the Fund’s “Total Annual Operating Expenses” during the fiscal year ended December 31, 2008, as a percentage of average daily net assets, would have been 0.68% for Non-Service Shares of Oppenheimer Strategic Bond Fund/VA and 0.49% for Non-Service Shares of Oppenheimer High Income Fund/VA.

30	“Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by the Fund with respect to the Fund’s investment in Oppenheimer Institutional Money Market Fund (“IMMF”). The calculation of the “Acquired Fund Fees and Expenses” is based on the total annual expense ratios of IMMF, without giving effect to any fee waivers or reimbursements. Any material change in the Fund’s allocations to Acquired Funds might increase or decrease those expenses. The Manager will voluntarily waive and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

31	Effective September 1, 2008 through August 31, 2009, the Manager has voluntarily agreed to reduce its advisory fee rate by 0.10% of the Fund’s average daily net assets if the Fund’s trailing one-year total return performance is in the fourth or fifth quintile of the Fund’s Lipper peer group as of August 31, 2008. However, if the Fund’s trailing one-year total return performance, as measured at the end of any subsequent calendar quarter during this waiver period, improves to the third or higher quintile of the Fund’s Lipper peer group, the advisory fee reduction will be terminated effective the following business day. In addition, effective April 1, 2009 through March 31, 2010, the Manager has agreed to voluntarily waive its advisory fee by 0.09% of the Fund’s average daily net assets. This voluntary waiver will be applied after all other waivers. These advisory fee reductions are voluntary undertakings and may be terminated by the Manager at any time.

32	“Acquired Fund Fees and Expenses” includes fees and expenses incurred indirectly by the Fund with respect to the Fund’s investments in Oppenheimer Institutional Money Market Fund, Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC. The calculation of the “Acquired Fund Fees and Expenses” is based on the total annual expense ratios of those funds, without giving effect to any fee waivers or reimbursements. Any material change in the Fund’s allocations to Acquired Funds might increase or decrease those expenses. The Manager will voluntarily waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in Oppenheimer Institutional Money Market Fund, Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC.

(See	the fund prospectus and Statement of Additional Information documents for more details.)

Fee Tables

The Company

In this prospectus, the “Company,” “we,” “us,” and “our” refer to C.M. Life Insurance Company (“C.M. Life”). C.M. Life is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions. MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and income products and programs and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company.

C.M. Life’s home office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082.

General Overview

The policy is a life insurance contract between you (the owner) and C.M. Life. In exchange for your premium payments, we agree to pay a death benefit to the beneficiary when the insured dies while the policy is in force.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the policy’s face amount. The policy also offers you a choice of three death benefit options and you can, within limitations, change your death benefit option. You cannot, however, change the death benefit option after the insured reaches attained age 85. (An insured’s “attained age” is equal to their issue age plus the number of completed policy years.) This flexibility allows you to meet changing insurance needs under a single life insurance policy. The policy also provides additional amounts payable upon death of the insured through certain riders that may be added to your policy with additional charges.

Generally, you are not taxed on policy earnings until you take money out of the policy. In most cases, you will not be taxed on the amounts you take out until the total of all your withdrawals exceeds the amount of all your premium payments. This is known as tax deferral.

The policy is called variable life insurance because you can choose to allocate your net premium payments among various investment choices. Your choices include the funds listed in this prospectus and a guaranteed principal account (GPA). Your policy value and the amount of the death benefit we pay may vary due to a number of factors, including, but not limited to, the investment performance of the funds you select, the interest we credit on the GPA, and the death benefit option you select.

All financial transactions (including premium payments, surrenders, withdrawals, loan related transactions, and transfers) will be effective on a valuation date. A “valuation date” is any day on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (NYSE), or its successor, is open for trading. Our valuation date ends when the NYSE closes. This is usually at 4:00 p.m. Eastern Time. Valuation dates do not include days when the NYSE is closed, which generally includes weekends and major U.S. holidays.

When the insured dies, if the policy is in force, we will pay the beneficiary a death benefit. The policy offers a number of death benefit payment methods.

Your life insurance policy provides coverage for as long as the policy has sufficient account value. Unless required by state law, it does not “mature” or provide an endowment in a specific policy year as some traditional life insurance policies do. If your policy contains a maturity provision, it will mature on the date shown on the schedule page of your life insurance policy. Any cash surrender value the policy has on the Maturity Date will be paid to the owner. Refer to your life insurance policy to determine if your policy matures.

This prospectus describes the policy. You should consult your policy for more information about its terms and conditions, and for any state-specific variances that may apply to your policy.

The Company/General Overview

Owner, Insured, Beneficiary

Owner

The owner is the person who will generally make the choices that determine how the policy operates while it is in force. You name the owner in the application. However, the owner may be changed while the policy is in force; therefore, the owner is the person we have listed as such in our records. Generally, the change of owner will take effect as of the date the request is signed. Each change will be subject to any payment we made or other action we took before receiving the written request. When we use the terms “you” or “your”, in this prospectus, we are referring to the owner.

The sale of your policy to an unrelated investor, sometimes called a viatical company, in a “life settlement” typically has high transaction costs that may significantly reduce the value of your estate. Discuss the benefits and risks of selling your life insurance policy with your registered representative and estate planner before you enter into a life settlement.

Insured

The insured is the person on whose life the policy is issued. The policy owner must have an insurable interest in the life of the insured in order for the policy to be valid under state law and for the policy to be considered life insurance for income tax purposes. If the policy does not comply with the insurable interest requirements of the issue state at the time of issue, the policy may be deemed void from the beginning. As a result, the policy would not provide the intended benefits. It is the responsibility of the policy owner to determine whether proper insurable interest exists at the time of policy issuance.

You named the insured in the application for the policy. We did not issue a policy for an insured who was age 86 or older. Before issuing a policy, we required evidence to determine the insurability of the insured. This usually required a medical examination.

Beneficiary

You named a beneficiary to receive any death benefit in the application. Unless an irrevocable beneficiary has been named or an assignment is in effect, you can change the beneficiary at any time before the insured dies by sending a written request to our Administrative Office. The owner must have the consent of an irrevocable beneficiary or assignee to change the beneficiary. Generally, the change will take effect as of the date your request is signed. Each change will be subject to any payment we made or other action we took before receiving the written request.

You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. There may be more than one beneficiary in a class.

If no beneficiary is living when the insured dies, unless you have given us different instructions, we will pay you the death benefit. If you are deceased, it will be paid to your estate.

Purchasing a Policy

Purchasing a Policy

The policy is no longer offered for sale. Owners may, however, continue to make premium payments under existing policies. To purchase a policy you had to send us a completed application. The minimum initial face amount of a policy was, and is $50,000. The owner selected, within our limits, the policy’s face amount. The face amount is used to determine the amount of insurance coverage the policy provides while it is in force. The initial face amount is the face amount that was in effect on the policy date. It was listed on the first page of your policy.

We determined whether to accept or reject the application for the policy and the insured’s risk classification. Coverage under the policy generally became effective on the policy’s issue date. However, if we did not receive the first premium and all documents necessary to process the premium by the issue date, coverage began on the date those items were received, in good order, at our Administrative Office.

“Good order” means that all the necessary documents and forms are complete and in our possession.

Owner, Insured, Beneficiary/Purchasing a Policy

Policies generally were issued with values that vary based on the gender of the insured. In some situations, however, we may have issued unisex policies, that is policies whose values do not vary by the gender of the insured. Policies issued in Montana are unisex and policies issued as part of an employee benefit plan may be unisex. References in this prospectus to sex-distinct policy values are not applicable to unisex policies.

Your Right to a “Free Look”

You had the right to examine your policy. If you changed your mind about owning it, generally, you could have cancelled it within 10 calendar days after you received it. If you cancelled the policy, we issued you a refund. The free look period and the amount refunded vary. You should refer to your policy for the refund that applies in your state of issue, however, the following information will give you a general understanding of our refund procedures if you cancel your policy.

In most states we refunded the policy’s account value less any policy debt. In these states, if your premium was received in good order, it was allocated to your investment choices on the day after the policy’s issue date.

In certain other states we refunded the premium paid less withdrawals and debt. In those states your premium payment was held in the MML Money Market division of the separate account during the free look period.

To cancel the policy, you had to return it to us at our Administrative Office, to the registered representative who sold the policy, or to one of our agency offices.

Replacements

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financial purchase. A “financial purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender, or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest. You should be aware that the person selling you the new policy will generally earn a commission if you buy the new policy through a replacement. Remember that if you replace this policy described in this prospectus with another policy, you might have to pay a surrender charge on this policy, and there will be a new surrender charge period for the new policy.

You should also note that once you have replaced your variable life insurance policy or annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable life insurance policy or annuity contract during your “free look” period. The only exception to this rule would be if you live in a state that requires the insurer to reinstate the previously surrendered policy or contract if the owner chooses to reject their new variable life insurance policy or annuity contract during the “free look” period.

Premiums

The planned premium amount you pay is based on a number of factors including, but not limited to:

•	the face amount,
•	the insured’s gender,
•	the insured’s issue age,
•	the insured’s risk classification,
•	policy charges,
•	the death benefit option, and
•	whether or not any riders apply to the policy.

Purchasing a Policy/Premiums

Premium Payments and Payment Plans

Premium payments should not be sent to our Administrative Office. They should be sent to the appropriate lockbox (premium payment processing service). Premium payments sent to an incorrect lockbox will be considered not in good order. We will reroute the payment and apply it on the valuation date when it is determined to be in good order. See below for lockbox address details.

If you or the premium payor receive a single bill for multiple insurance policies, premium payments for VUL should be sent to:

MassMutual Financial Group

APM Payment Processing Center

PO Box 92485

Chicago, IL 60675-2485

For all other policies, premium payments for VUL should be sent to the appropriate address:

Regular Mail:

MassMutual

PO Box 92483

Chicago, IL 60675-2483

Overnight Mail:

MassMutual

350 North Orleans Street

Receipt & Dispatch 8th Floor

Lockbox 92483

Chicago, IL 60654

You may also make premium payments by wire transfer. For instructions on how to make a premium payment by wire transfer, please call our Administrative Office at 1-800-272-2216.

First Premium

Generally, you determined the first premium you wanted to pay for the policy, but it must have been at least equal to the minimum initial premium. The minimum initial premium depended on:

•	your chosen premium frequency,
•	the policy’s initial face amount and death benefit option,
•	the issue age, gender, and risk classification of the insured, and
•	any riders on the policy.

Planned Premiums

When applying for the policy, you selected (within the policy limitations) the planned premium and payment frequency (annual, semiannual, quarterly, or monthly pre-authorized premium payment plan).

We will send premium notices for the planned premium based on the payment frequency in effect. If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not necessarily guarantee the policy will remain in force.

To change the amount and frequency of planned premiums, you may submit your request to our Administrative Office.

If you change the frequency of your planned premiums, your policy may be at risk of lapsing because we do not bill for fractional payment periods.

Example:

Your policy anniversary is on January 2 and you make planned quarterly premium payments. We have been sending you a bill each quarter for the applicable premium. In June you notify us that you want to change your planned premium from quarterly payments to annual payments. In this situation, we would have sent you bills for the first and second quarterly payments of that year. After receiving your notification, however, we would not send you a bill for the last two quarterly payments of that year. We will send your next bill out on the following policy anniversary date (January 2). If you choose not to make a premium payment between July and January 2, your policy may lapse before you receive your next bill. For more information on what happens if your policy lapses, please read the section titled “Policy Termination and Reinstatement.”

Premiums

Premium Payment Plan

You may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments. You may commence the pre-authorized check service at any time, unless your policy has entered its grace period (see “Policy Termination and Reinstatement” for more information). You can discontinue this service by contacting our Administrative Office.

We must receive notification of account changes at our Administrative Office prior to 15 days before the next draft. Withdrawals from your bank account will be made on the 28th of each month unless you specify another date. We may automatically switch you to quarterly payments if (1) your policy has insufficient value to cover the monthly charges due and your elected premium is below the current monthly deductions or (2) we are unable to obtain the premium payment from your bank account.

Premium Flexibility

After you paid the first premium, within limits you may pay any amount at any time while the insured is living. Although you must maintain sufficient account value to keep the policy in force, there is no required schedule for premium payments. You may, however, elect to set-up a “Planned Premium” payment plan. Premium payment plans are discussed above in the “Premium Payments and Payment Plans” section.

The minimum premium payment we will accept is $20.

In some cases, applying a subsequent premium payment in a policy year could result in your policy becoming a modified endowment contract (MEC). Generally, we will apply to your policy the part of the premium that will not cause it to become a MEC and we will refund the balance to you. For more information on MECs, see the “Federal Income Tax Considerations” section.

Additionally, we will follow these procedures:

If we receive a subsequent premium payment that will cause the policy to become a MEC, the premium payment will be considered not in good order. Unless we have written instructions from the owner on file, we will hold the payment and send a written notice to the owner requesting instructions on how to apply the payment.

•

If the owner does not respond within 14 calendar days of our receipt of the premium payment, we will credit the policy with the portion of the payment that will not cause the policy to become a MEC and return the balance of the payment to the premium payer. The payment will be credited on the valuation date immediately following the 14th calendar day after receipt of the premium payment.

•	If the owner responds with instructions during the 14 day period, we will apply the payment as instructed on the valuation date the instructions are determined to be in good order.
•

If the policy anniversary is within the 14 day period and the premium payment received will not cause the policy to become a MEC as of the anniversary, we will apply the entire payment on the policy anniversary date. If the policy anniversary date is not a valuation date, the payment will be credited on the next valuation date following the policy anniversary. The owner will be notified of our action after the premium payment has been credited.

These procedures may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period because the start of the 7-pay year may no longer coincide with your policy anniversary. For more information, please refer to the “Modified Endowment Contracts” section under “Federal Income Tax Considerations.”

Premium Limitations

The Internal Revenue Code (IRC) has limits on the amount of money you may put into a life insurance contract and still meet the definition of life insurance for tax purposes. There are two tests under the IRC rules that are used to determine if a policy meets their guidelines:

•	the Cash Value Accumulation Test, and
•	the Guideline Premium Test.

If you chose the Cash Value Accumulation Test, the maximum premium you can pay each policy year is the greatest of:

(a)	an amount equal to $100 plus double the annual expense premium for the policy;

Premiums

(b)	the amount of premium paid in the preceding policy year; or

(c)	the highest premium payment amount that would not increase the insurance risk.

If you chose the Guideline Premium Test, the maximum premium for each policy year is the lesser of:

(a)	the maximum premium for the Cash Value Accumulation Test; or

(b)	the Guideline Premium Test amount that will be stated in the policy.

We may refund any amount of premium payment that exceeds the limit under the test you have chosen for your policy. If we did not refund the excess premium, the policy may no longer qualify as life insurance under federal tax law.

For more information on these tests, please read the “Minimum Death Benefit” section.

How and When Your Premium is Allocated

Net Premium

Net premium is a premium payment received in good order minus the premium expense charge.

Premiums that would cause the policy to be a MEC may not be considered to be in good order, depending on when they are received.

The net premium is allocated among the divisions of the Separate Account and the guaranteed principal account according to your current instructions on our Net Premium Allocation Request form.

Net Premium Allocation

When applying for the policy, you indicated how you wanted net premiums allocated among the divisions and the guaranteed principal account. Net premium allocations must be whole-number percentages that add up to 100%.

You may change your net premium allocation at any time by sending a Net Premium Allocation Request form to us at our Administrative Office. You may also change your net premium allocation by telephone, fax transmission or through our website, subject to certain restrictions. Please note that telephone, fax, or website transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may be liable for any losses due to unauthorized or fraudulent instructions. Therefore, we will take reasonable steps to confirm that instructions given to us by telephone are genuine. We may tape record all telephone instructions.

When accompanied by a premium payment, this request to change your net premium allocation will become effective on the valuation date we receive your request, in good order, at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, the change will become effective on the next valuation date.

When Net Premium Is Allocated

The policy date, issue date, and register date of your policy may affect the allocation of your net premiums. This, in turn, can affect the investment earnings and interest credited on your policy account value.

The “issue date” is the date we actually issued the policy. The “policy date” normally is the same date as the issue date. However, you may have requested in your application that we set the policy date to be a specific date earlier than the issue date. In this case, monthly charges were deducted as of the requested policy date. These deductions covered a period of time during which the policy was not in effect. If you paid a premium with your application and requested a policy date earlier than the date we received your payment, interest accrued and was credited to your policy from the date we received your premium payment.

The “register date” is the first date premiums were allocated. We set the register date depending on the type of refund offered under your policy’s right to return provision. The register date must also have been a valuation date.

Allocation of Initial and Subsequent Net Premiums

We allocated any net premiums received on or before the issue date of the policy to our general investment account. We did not pay you interest on these amounts or credit any interest to your policy.

Premiums

These amounts were allocated among the divisions and the guaranteed principal account according to your net premium allocation instructions on the register date.

If your state of issue requires us to refund the policy’s account value, less any withdrawals and any policy debt, the register date was the valuation date that was on, or next followed, the later of:

a.	the day after the issue date of the policy, or

b.	the day we received the first premium payment in good order.

If your state of issue requires us to refund either your full premium, or the premium you paid less withdrawals and less debt:

1.	The register date is the valuation date that was on, or next followed, the later of:

•	the day after the end of the right to return period; or
•	the day we received the first premium in good order.

2.	We allocated existing values, held as of the policy’s issue date, to the Money Market division on the first valuation date after the issue date. (The existing values at that time would have been any money taken with the application for the policy less any applicable charges); and

3.	We allocated any net premiums received after the issue date, but before the register date, to the Money Market division.

We will apply your subsequent premium payments that are received on or after the register date, on the valuation date we receive them in good order. Subsequent premium payments will be applied in accordance with your premium allocation instructions. If we receive a subsequent premium payment in good order on a non-valuation date or after the close of a valuation date, we will apply the payment on the next valuation date.

Premiums

Cashflow Diagram

The following diagram provides an overview of how premium payments flow through your policy and where deductions for fees and expenses are taken. The shaded boxes indicate fees and expenses you pay directly or indirectly under your policy. Refer to the “Charges and Deductions” section for more information.

1	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts.

Premiums

Investment Choices

The Separate Account

The Company’s assets are held in its general investment account. The general investment account is not registered under federal or state securities laws and, subject to applicable law, the Company has sole discretion over the assets in its general investment account.

The part of your premium that you invest in your policy’s variable investment divisions, however, is held in an account that is separate from the general assets of the Company. This account is called the C.M. Life Variable Life Separate Account I. In this prospectus we will refer to it simply as the “Separate Account”. The Company owns the assets in the Separate Account.

We established the Separate Account on February 2, 1995, according to the laws of the State of Connecticut. We registered it with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account exists to keep your life insurance assets separate from our other Company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.

We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the VUL policies. We may, however, transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the VUL policies.

We have established a segment within the Separate Account to receive and invest premium payments for the VUL policies. Currently, the VUL segment is divided into over 40 divisions, subject to state availability. Each “division” purchases shares in a corresponding fund. The underlying funds are listed in the next section.

Some of the underlying funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The funds offered in the VUL policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public and their performance results will differ from the performance of the retail funds.

Policy owners do not invest directly into the underlying funds. Instead, as shown in the example below, they invest in the Separate Account divisions which then purchase shares of the corresponding underlying fund. The Separate Account owns the fund shares; the Company owns the Separate Account.

Investment Choices

Underlying Funds

Following is a table listing the investment funds in which the divisions of the Separate Account invest, information on each fund’s adviser and sub-adviser, if applicable, as well as the type of fund being offered. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in each fund’s prospectuses. A copy of each underlying fund’s prospectus is attached to this prospectus. There can be no assurance that any of the funds will achieve its stated objective(s). For example, during extended periods of low interest rates, and partly as a result of insurance charges, the yield on the money market investment fund may become extremely low and possibly negative.

Type of Fund	Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Sector
	AIM V.I. Financial Services Fund (Series I)	Adviser: Invesco Aim Advisors, Inc. Sub-Adviser: Advisory entities affiliated with Invesco Aim Advisors, Inc.
	AIM V.I. Global Health Care Fund (Series I)	Adviser: Invesco Aim Advisors, Inc. Sub-Adviser: Advisory entities affiliated with Invesco Aim Advisors, Inc.
	AIM V.I. Technology Fund (Series I)	Adviser: Invesco Aim Advisors, Inc. Sub-Adviser: Advisory entities affiliated with Invesco Aim Advisors, Inc.
International/Global
	Janus Aspen Worldwide Portfolio[1] (Institutional)	Adviser: Janus Capital Management LLC Sub-Adviser: N/A
	Oppenheimer Global Securities Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
	Oppenheimer International Growth Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
	Templeton Foreign Securities Fund (Class 2)	Adviser: Templeton Investment Counsel, LLC Sub-Adviser: N/A
Small/Mid-Cap Growth
	MFS® New Discovery Series (Initial Class)	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A
	MML Emerging Growth Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Essex Investment Management Company, LLC and Insight Capital Research & Management, Inc.
	MML Small Cap Growth Equity Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Waddell & Reed Investment Management Company and Wellington Management Company, LLP
	Oppenheimer MidCap Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
	T. Rowe Price Mid-Cap Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A

Investment Choices

Type of Fund	Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Small/Mid-Cap Blend
	DWS Small Cap Index VIP (Class A)	Adviser: Deutsche Investment Management Americas Inc. Sub-Adviser: Northern Trust Investments, N.A.
	MML Small Cap Equity Fund[2] (Initial Class)	Adviser: MassMutual Sub-Adviser: OppenheimerFunds, Inc.
Small/Mid-Cap Value
	American Century VP Value Fund (Class I)	Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A
	Franklin Small Cap Value Securities Fund (Class 2)	Adviser: Franklin Advisory Services, LLC Sub-Adviser: N/A
Large-Cap Growth
	Goldman Sachs VIT Capital Growth Fund (Institutional)	Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A
	Janus Aspen Forty Portfolio (Institutional)	Adviser: Janus Capital Management LLC Sub-Adviser: N/A
	MML Blue Chip Growth Fund[3] (Initial Class)	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.
	MML NASDAQ-100® Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.
	Oppenheimer Capital Appreciation Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
	T. Rowe Price Blue Chip Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A
Large-Cap Blend
	American Funds® Growth-Income Fund (Class 2)	Adviser: Capital Research and Management Company Sub-Adviser: N/A
	Fidelity® VIP Contrafund® Portfolio (Initial Class)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.
	MFS® Investors Trust Series (Initial Class)	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A
	MML Enhanced Index Core Equity Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC
	MML Equity Index Fund (Class II)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.
	Oppenheimer Main Street Fund®/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A

Investment Choices

Type of Fund	Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Large-Cap Value
	American Century VP Income & Growth Fund (Class I)	Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A
	MML Equity Fund (Initial Class)	Adviser: MassMutual Sub-Advisers: AllianceBernstein L.P. and OppenheimerFunds, Inc.
	MML Large Cap Value Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Davis Selected Advisers, L.P.
	T. Rowe Price Equity Income Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A
Asset Allocation/Balanced
	American Funds® Asset Allocation Fund (Class 2)	Adviser: Capital Research and Management Company Sub-Adviser: N/A
	Janus Aspen Balanced Portfolio (Service)	Adviser: Janus Capital Management LLC Sub-Adviser: N/A
	MML Blend Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC
Fixed Income
	MML Inflation-Protected and Income Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC
	MML Managed Bond Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC
	Oppenheimer Core Bond Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
	Oppenheimer High Income Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
	Oppenheimer Strategic Bond Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
Money Market
	MML Money Market Fund[4] (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC

1	Prior to May 1, 2009, known as Janus Aspen Worldwide Growth Portfolio.
2	Effective May 1, 2009, the MML Small Company Opportunities Fund was merged into the MML Small Cap Equity Fund.
3	Effective May 1, 2009, the MML Growth Equity Fund was merged into the MML Blue Chip Growth Fund.
4	An investment in the MML Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The yield of this Fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the division that invests in this Fund could be negative.

You are responsible for choosing the funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including each fund’s prospectus, statement of additional information, and annual and semiannual reports. After you select funds for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate. We do not recommend or endorse any particular fund and we do not provide investment advice.

Investment Choices

You bear the risk of any decline in your policy account value resulting from the performance of the funds you have chosen.

Addition, Deletion, or Substitution of Funds

We do not guarantee that each fund will always be available for investment through the policy. We reserve the right, subject to compliance with applicable law, to add new funds or fund classes, close existing funds or fund classes, or substitute fund shares that are held by any variable investment division for shares of a different fund. New or substitute funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a division of the Separate Account without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the Separate Account securities from other funds. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of contracts to which the policy belongs.

Compensation We Receive From Funds, Advisers and Sub-Advisers

Compensation We Receive From Funds

We and certain of our affiliates also receive compensation from certain funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. This compensation is paid out of the fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund which are attributable to MassMutual’s variable contracts. This compensation is specified as 12b-1 fees in the “Investment Management Fees and Other Expenses” table. An investment in a fund with a 12b-1 fee will increase the cost of your investment in this policy. In some cases, the compensation we receive may be offset by payments we make to fund company advisors or their affiliates for marketing support. Currently, we have one such agreement.

Compensation We Receive From Advisers and Sub-Advisers

We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the policy, and providing services, on behalf of the funds, in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (“MassMutual’s variable contracts”). These percentage rates differ, but currently do not exceed 0.30%. Some advisers and sub-advisers pay us more than others; some advisers and sub-advisers do not pay us any such compensation.

The compensation is not reflected in the expenses that are disclosed for the funds in the “Investment Management Fees and Other Expenses” table, because this compensation is not paid directly out of the funds’ assets. However, these payments may be derived, in whole or in part, from the advisory fee deducted from fund assets. Policy owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information). For a list of the funds whose advisers currently pay such compensation, visit www.massmutual.com/legal/compagreements.

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds.

Compensation In General

The compensation that we receive may be significant and we may profit from this compensation. In addition to compensation described above, when selecting the funds that will be available with MassMutual’s variable contracts, we consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and fund performance. We review the funds periodically and may remove a fund, or limit its availability to new premiums and/or transfers of account value if we determine that a fund no longer satisfies one or more of the selection criteria; and/or if the fund has not attracted significant allocations from policy owners. We have included certain funds at least in part because they are managed by us or an affiliate. For further details about the compensation payments we make in connection with the sale of the policies, see “Other Information – Distribution” in this prospectus.

The Guaranteed Principal Account

Premium and account value allocated to the guaranteed principal account (GPA) become part of the general investment account of the Company, which supports life insurance and annuity obligations.

Investment Choices

We have not registered the general investment account under the Securities Act of 1933 or under the Investment Company Act of 1940 in reliance upon certain exemptions and exclusions in those laws. We have been advised that the Securities and Exchange Commission has not reviewed the disclosures in this prospectus that relate to the GPA or the general investment account. Those disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

The assets in the Separate Account or our other separate accounts are not part of our general investment account. Subject to applicable law, we have sole discretion over the investment assets in our general investment account.

You do not participate in the investment performance of the assets in our general investment account. Instead, we guarantee that amounts allocated to the GPA, in excess of policy debt, will earn interest at a minimum rate of 3% per year. We may credit a higher rate of interest at our discretion. The interest rate is declared monthly and becomes effective on the first of each calendar month. You bear the risk that no higher rates of interest will be credited.

For amounts in the GPA equal to any policy debt, the guaranteed minimum interest rate per year is the greater of:

•	3%, or
•	the policy loan rate less the maximum loan interest rate expense charge.

Policy Value

How the Value of Your Policy is Calculated

The value of your policy is called its “account value”. The account value has two components:

1.	the variable account value, and

2.	the fixed account value.

We will calculate your policy value on each valuation date.

Variable Account Value

Transactions in your variable divisions are all reflected through the purchase and sale of “accumulation units”. For instance, before we invest your net premium payment in a division, we convert your net premium payment into accumulation units and then purchase an appropriate number of shares in the designated fund.

The variable account value is the sum of your values in each of the divisions of the Separate Account. It reflects:

•	net premiums allocated to the Separate Account;
•	transfers to the Separate Account from the guaranteed principal account;
•	transfers and withdrawals from the Separate Account;
•	fees and charges deducted from the Separate Account; and
•	the net investment experience of the Separate Account.

Net Investment Experience

The net investment experience of the variable account value is reflected in the value of the accumulation units.

Every valuation date we determine the value of an accumulation unit for each of the separate account divisions. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for the mortality and expense risk charge, and fund expenses.

The value of an accumulation unit may go up or down from valuation date to valuation date.

When you make a premium payment, we credit your policy with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the net premium payment allocated to a division by the unit value for that Separate Account division. When you make a withdrawal, we deduct accumulation units representing the withdrawal amount from your policy. We deduct accumulation units for insurance and other policy charges.

We calculate the value of an accumulation unit for each division at the close of each valuation date. Any change in the accumulation unit value will be reflected in your policy’s account value.

Investment Choices/Policy Value

Fixed Account Value

The fixed account value is the accumulation of:

•	net premiums allocated to the guaranteed principal account (GPA); plus
•	amounts transferred into the GPA; minus
•	amounts transferred or withdrawn from the GPA; minus
•	fees and charges deducted from the GPA; plus
•	interest credited to the GPA.

Interest on the Fixed Account Value

The fixed account value earns interest at an effective annual rate, credited daily.

For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the annual credited loan interest rate minus the current loan interest rate expense charge; or
•	3%, if greater.

On each policy anniversary, the interest earned on any outstanding loan is applied to the divisions and the GPA according to your current premium allocation instructions.

For the part of the fixed account value in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or
•	the guaranteed interest rate of 3%, if greater.

The current interest may change as often as monthly and becomes effective on the first of each calendar month.

Policy Termination and Reinstatement

This policy offers a no-lapse safety test that is explained later in this section. Other than meeting the requirements of the safety test, there is no guarantee that the policy will remain in force as a result of making planned premium payments. Conversely, the policy will not necessarily terminate if you do not make planned premium payments since the policy may have enough account value to cover the monthly deductions. If the policy does terminate, you may be permitted to reinstate it.

Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. For more information on the effect of policy termination, refer to the “Federal Income Tax Considerations” section.

Policy Termination

If there is no policy debt, the policy may terminate without value if:

•	Its account value on a monthly charge date cannot cover the charges due; and
•	The safety test is not met on that date.

If there is policy debt, the policy will terminate without value if:

•	The policy debt exceeds the account value, less surrender charges and less any monthly charges due.

In this situation, your account value equal to any policy debt and any applicable surrender charges will be forfeited.

Safety Test

The safety test allows you to keep the policy in force, regardless of the value of the policy, by meeting monthly “guarantee premium” payment requirements. The safety test can be met only if there are no outstanding loans on the policy and during the guarantee period(s) stated in the policy.

Each guarantee period has an associated monthly guarantee premium. The amount of the guarantee premium depends on:

•	the insured’s issue age,
•	the insured’s gender,
•	the insured’s risk classification,
•	the current face amount, and
•	the death benefit option in effect at the time.

Policy Value

For each guarantee period, the safety test is met if:

(A)	Premiums paid less any amounts refunded or withdrawn, accumulated at an effective annual interest rate of 3%,

equals or exceeds,

(B)	The total of all monthly guarantee premiums since the policy date, accumulated at an effective annual interest rate of 3%.

Generally, the policy has two guarantee periods:

•

The first “guarantee period” is the first 20 policy years or, if less, to attained age 90 of the insured. (An insured’s “attained age” is equal to their issue age plus the number of completed policy years.)

•	The second guarantee period is to attained age 100 of the insured.

Both guarantee periods begin on your policy date. Guarantee periods may vary by state.

Example:

Assume your policy is in the first guarantee period and the monthly guarantee premium for that period is $25. Also assume that you have no policy debt and, beginning on the policy date, you have made premium payments of $35 on each monthly charge date. In this case, if the account value cannot cover the monthly charges, the policy will stay in force because the safety test has been met.

Grace Period

Before your policy terminates, we allow a grace period during which you can pay the amount of premium needed to avoid termination. We will mail you a notice stating this amount.

The grace period begins on the date the monthly charges are due. It ends on the later of:

•	61 days after the date it begins, or
•	31 days after the date we mail you the notice.

During the grace period, the policy will stay in force. If the insured dies during this period and the necessary premium has not been paid, we will pay the death benefit proceeds, reduced by the amount of the unpaid premium.

If we do not receive the required payment by the end of the grace period, the policy will terminate without value at the end of the grace period.

The Company mailing a termination or a lapse notice to you constitutes sufficient notice of cancellation of coverage.

Reinstating Your Policy

If your policy terminates, you may be able to reinstate it. You may not, however, reinstate your policy if:

•	you surrendered it (unless required by law); or
•	five years have passed since it terminated.

To reinstate your policy, we will need:

1.	a written application to reinstate;

2.	evidence, satisfactory to us, that the insured is still insurable;

3.	a premium payment sufficient to keep the policy in force for three months after reinstatement. The minimum amount of this premium payment will be quoted on request; and

4.	a MEC Notice and Acknowledgement form, if the reinstated policy would be a MEC (see “Policy After You Reinstate” below, and the “Federal Income Tax Considerations” section).

We will not apply the required premium for reinstatement to an investment option until we have approved your reinstatement application.

The policy will be reinstated on the monthly charge date that is on, or precedes, the date we approve your application (the “reinstatement date”). We will assess monthly charges due to us upon reinstatement of your policy as of the reinstatement date.

Policy Value

Policy after You Reinstate

If you reinstate your policy, the face amount will be the same as it was when the policy terminated. Your account value will be:

•	the premium paid to reinstate your policy, minus
•	the premium expense charge, minus
•	applicable monthly charges due.

Additionally, if the policy lapsed during a period when a surrender charge applied and the surrender charge was taken at that time, then the applicable surrender charge will not be reinstated.

We do not reinstate policy debt.

If you reinstate your policy, it may become a modified endowment contract under current federal tax law. Please consult your tax adviser. More information on modified endowment contracts is included in the “Federal Income Tax Considerations” section.

Reinstatement will not reverse any adverse tax consequences caused by policy termination unless it occurs within 90 days of the end of the grace period. In no situation, however, can adverse tax consequences that are a result of policy debt be reversed.

Policy Transactions

While your policy is in force you may generally transfer funds among the variable investment divisions and to or from the guaranteed principal account. You may also borrow against it, make withdrawals from it, or surrender it completely. These transactions are discussed below.

All transaction requests must be submitted in good order to our Administrative Office. Transaction requests may be faxed to our Administrative Office unless a signature guarantee is required. Please note that telephone, fax, or website transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request.

Transfers

You may generally transfer all or part of a division’s account value to any other division or the guaranteed principal account. Transfers are effective as of the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, your transfer request will be effective as of the next valuation date.

We do not charge for transfers.

You can submit transfer requests by sending us a written request on our transfer request form. You may also submit transfer requests by telephone or through our website, subject to certain restrictions. We may be liable for any losses due to unauthorized or fraudulent instructions; therefore, we will take reasonable steps to confirm that instructions given to us are genuine. We may tape record all telephone conversations.

Currently, there is no limit on the number of transfers you may make among the Separate Account divisions. We reserve the right, however, to terminate, limit, or modify your ability to make such transfers.

We limit transfers from the guaranteed principal account to the divisions to one each policy year. You may not transfer more than 25% of the guaranteed principal account value (less any policy debt) at the time of transfer. There is one exception to this rule. If:

•	you have transferred 25% of the guaranteed principal account value (less any policy debt) each year for three consecutive policy years; and
•	you have not added any net premiums or transferred amounts to the guaranteed principal account during these three years;

then you may transfer the remainder of the guaranteed principal account value (less any policy debt) out of the guaranteed principal account in the succeeding policy year.

Policy Value/Policy Transactions

Limits on Frequent Trading and Market Timing Activity

This contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and
•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all owners and beneficiaries under the policy, including long-term owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this policy. We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the divisions of the Separate Account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy (or any intermediaries acting on behalf of such persons), and curtail their trading in every instance. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict. In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all policies as a result of undetected abusive trading practices. If we, or the investment adviser to any of the funds available with this contract, determine that an owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our web site, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund.

Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason. In addition, funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds described the funds’ frequent trading or market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual policy owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific policy owners who violate the frequent trading or market timing policies established by the fund. Policy owners and other persons with interests in the policies should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require us to restrict or prohibit further purchases or transfers as requested by a fund on all policies owned by a policy owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from policy owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only. Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from an owner or other person authorized to conduct a transfer;
•	limit the number of transfer requests that can be made during a policy year; and
•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

Policy Transactions

We will apply any restrictive action we take uniformly to all owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity. We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all owners.

Dollar Cost Averaging Program

Dollar Cost Averaging (DCA) is an automated transfer program that provides scheduled transfers of a set amount from a selected division to any other division.

Dollar Cost Averaging will not assure you of a profit and will not protect you against a loss in declining markets. Since our DCA program anticipates continued investment during periods of fluctuating prices, you should consider your ability to assume the financial risks of continued DCA through periods of fluctuating price levels.

Initially, a minimum of $1,000 of account value is placed in one division of the Separate Account. Then, over a stipulated period of time and at a preset frequency, a specified amount of account value is transferred from that division and allocated to other divisions or to the GPA. The minimum transfer amount for the DCA program is $100. However, account value held in the GPA cannot be transferred out of the GPA through the DCA program.

Since the same, specified dollar amount is transferred to each division at a preset frequency, more accumulation units are purchased when prices are low than when prices are high. Therefore, a lower average cost per unit may be achievable than through a lump-sum purchase of units or through non-level purchases of units.

If on a specified DCA transfer date, however, the division from which amounts are being transferred does not have enough value to make the transfers you elected, DCA will not occur. DCA will occur on the next designated DCA transfer date as long as the amount you designated to be transferred is available.

To elect DCA, complete our Dollar Cost Averaging request form and send it to us for processing. You can also elect DCA on our website, subject to certain restrictions. You may not elect Dollar Cost Averaging for the policy while Portfolio Rebalancing is in effect. In addition, the DCA transfer date can not occur within 66 days of the policy’s issue date. We do not charge you to participate in the Dollar Cost Averaging program.

We may at any time modify, suspend, or terminate the Dollar Cost Averaging program without prior notification.

Portfolio Rebalancing Program

Portfolio Rebalancing is an automated transfer program that maintains specified ratios of account values among your selected portfolio rebalancing divisions. The GPA is not included in the Portfolio Rebalancing Program.

Over time, varying investment performance among divisions may cause the ratios of your account value in those selected divisions to change. You may automatically rebalance the portions in the divisions you select with Portfolio Rebalancing.

You may choose divisions among which you wish to maintain certain relative proportions of account value. At a pre-determined frequency, we will make transfers among all divisions so that the account values in the selected divisions match the ratios you set.

In order for Portfolio Rebalancing to occur, the account value in at least one of the selected divisions must vary from your chosen ratio by at least $25.00. In addition, the first rebalancing will not occur within 66 days of the policy’s issue date.

To elect Portfolio Rebalancing, complete our Portfolio Rebalancing request form and send it to us for processing. You can also elect Portfolio Rebalancing on our website, subject to certain restrictions. You may not elect Portfolio Rebalancing while Dollar Cost Averaging is in effect for the policy. We do not charge you to participate in the Portfolio Rebalancing program.

We may at any time modify, suspend, or terminate the Portfolio Rebalancing program without prior notification.

Policy Transactions

Example:

Assume that your initial net premium payment is split among 4 divisions: MML Managed Bond, MML Blend, MML Equity and Oppenheimer MidCap.

Further assume that you have also completed a Portfolio Rebalancing form indicating that you want the values in the divisions rebalanced quarterly as follows:

•	60% in MML Managed Bond and
•	40% in Oppenheimer MidCap.

Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the MML Managed Bond division represents 80% of the value of the two selected divisions in your Portfolio Rebalancing Program.

On the first day of the next quarter, we will sell all units in the MML Blend and MML Equity divisions using the proceeds to purchase units in the MML Managed Bond (60%) and Oppenheimer MidCap (40%) divisions. In addition, some of your units in the MML Managed Bond division will be sold and the proceeds will be used to purchase additional units in the Oppenheimer MidCap division to bring the ratio of the two investment choices to 60/40 respectively.

Withdrawals

After the first policy year, you may withdraw up to 75% of the current net surrender value. The minimum amount you can withdraw is $100, including the withdrawal fee of $25. We do not charge a surrender charge for a withdrawal.

You can make a withdrawal by sending us a written request on our partial withdrawal request form.

You must state in your request form the dollar amount and corresponding investment division(s) from which you want the withdrawal made. If you choose to withdraw an amount from the guaranteed principal account, it may not exceed the non-loaned account value in that investment division. If you request a maximum partial withdrawal, the amount of the withdrawal will be deducted proportionately from the available divisions, including the non-loaned account value in the guaranteed principal account.

A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction, your policy may terminate. A withdrawal may also reduce your policy’s face amount, may have adverse tax consequences and the premium limitations will change. For more information on tax implications see the “Federal Tax Considerations” section and for more information on premium limitations see the “Premium Limitations” section.

Example:

Assume Death Benefit Option 1 is in effect and prior to the withdrawal the policy has a face amount of $600,000 and an account value of $120,000. If you make a withdrawal of $30,000, the account value will be reduced to $90,000 and the face amount will be reduced to $570,000. The withdrawal payment will be $29,975.

If your policy’s face amount is decreased because of a withdrawal, surrender charges will not apply. We may reduce the face amount of your policy unless you have chosen death benefit option 2 or we receive evidence of insurability satisfactory to us. The amount of the reduction will be the amount of the withdrawal, including the withdrawal fee.

There is one exception:

If the death benefit provided by the death benefit option immediately before the withdrawal is equal to the minimum death benefit, either the face amount reduction will be limited or we will not reduce the face amount.

We will not reduce the face amount if the death benefit immediately after the withdrawal would be the new minimum death benefit (based on the reduced account value). Otherwise, the face amount reduction will be based on a formula.

The formula considers the smallest withdrawal amount that would bring the minimum death benefit below the death benefit provided by the death benefit option. The formula reduces the face amount by the excess of the requested withdrawal amount

Policy Transactions

over this smallest withdrawal amount. (Minimum death benefit, death benefit, and death benefit option are explained in the “Death Benefit” section.)

We will not allow a withdrawal if it would result in a reduction of the face amount to less than the minimum face amount.

Withdrawal requests where evidence of insurability is not required will be effective on the valuation date we receive the written request in good order at our Administrative Office. Withdrawal requests where evidence of insurability is required will be effective on the valuation date we approve the evidence of insurability application provided that the remainder of the withdrawal request is in good order on that date. Withdrawal requests determined to be in good order on a non-valuation date or after the close of a valuation date, will be effective as of the next valuation date.

If a withdrawal would cause the policy to become a modified endowment contract, a MEC Notice and Acknowledgement Form will be required before the withdrawal will be processed. For more information on MECs, see the “Federal Income Tax Considerations” section.

We will pay any withdrawal amounts within 7 calendar days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. (See “Other Policy Rights and Limitations”.)

Surrenders

You may surrender your policy to us at any time while the policy is in force. We will pay you its net surrender value. To surrender your policy you must send us a completed surrender form and any other forms we may require.

The surrender will be effective on the valuation date we receive all required, fully completed forms in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, your surrender request will be effective as of the next valuation date.

We will pay any surrender amounts within 7 calendar days of the surrender effective date, unless we are required to suspend or postpone surrender payments. (Please refer to “Other Policy Rights and Limitations”.)

The policy terminates as of the effective date of the surrender and cannot be reinstated unless required by law. Surrendering the policy may result in adverse tax consequences. These tax consequences are discussed in the “Federal Income Tax Considerations” section.

If your policy contains a maturity provision, it will mature on the date shown on the schedule page of your life insurance policy. Any cash surrender value the policy has on the Maturity Date will be paid to the owner. Refer to your life insurance policy to determine if your policy matures.

Subject to product and state availability, an endorsement to your variable life insurance policy may be available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange their existing variable life insurance policy offered by MassMutual or one of its subsidiaries for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

It may not be in your best interest to surrender an existing life insurance policy in connection with the purchase of a new life insurance policy.

For more information, please contact your registered representative or call our Administrative Office.

Net Surrender Value

The net surrender value of the policy is equal to:

•	the account value; minus
•	any surrender charges that apply; and minus
•	any policy debt.

Policy Transactions

Loans

You may take a loan from the policy once the account value exceeds the total of any surrender charges. We charge interest on policy loans that is added to the policy debt. We refer to all outstanding loans plus accrued interest as “policy debt”. You may repay all or part of your policy debt but you are not required to do so.

We currently allow loans in all policy years, however, we reserved the right to prohibit loans in the first policy year. The maximum loan amount allowed at any time is calculated as follows:

•	90% of
a.	the policy’s current account value, minus
b.	any current applicable surrender charge,
•	less any existing policy debt.

Taking a loan from your policy has several risks:

•	it may increase the risk that your policy will terminate because the safety test cannot be met if there is a loan outstanding;
•	it will have a permanent effect on your policy’s net surrender value;
•	it may increase the amount of premium needed to keep the policy in force;
•	it will reduce the death proceeds; and
•	it has potential adverse tax consequences.

The risks that can result from taking a loan may be reduced if you repay the policy debt. The tax consequences of loans are discussed in the “Federal Income Tax Considerations” section.

Requesting a Loan

You may take a loan by completing a loan request form and sending it to our Administrative Office. You must assign the policy to us as collateral for the loan.

Payment of Proceeds

Loans will be effective on the valuation date we receive your loan request form and all other required documents in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, your loan request will be effective as of the next valuation date.

On the effective date of the loan, we deduct proportionate accumulation units from the divisions and the guaranteed principal account (excluding any outstanding loans) and transfer the resulting dollar amounts to the loan section of the guaranteed principal account. We will pay any loan amounts within 7 calendar days of the loan effective date, unless we are required to suspend or postpone loan amounts. (Please refer to “Other Policy Rights and Limitations”.)

Interest Credited on the Loaned Value

When you take a loan, we transfer an amount equal to the loan to the loan section of the guaranteed principal account. This amount earns interest at a rate equal to the greater of:

•	3%, or
•	the policy loan rate less the current loan interest rate expense charge.

On each policy anniversary, the interest rate earned on any outstanding loan is applied to the divisions of the Separate Account according to the values in them at that time. If you have no value in the separate account at that time, then the interest earned on any outstanding loan remains in the GPA.

Loan Interest Charged

At the time you applied for the policy, you selected either a fixed loan interest rate of 5% or (in all jurisdictions except Arkansas) an adjustable loan rate.

Each year we will set the adjustable rate that will apply for the next policy year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this average

Policy Transactions

is no longer published, we will use a similar average as approved by the insurance department of the state in which your contract was issued.

The maximum rate is the greater of:

i.	the published monthly average for the calendar month ending two months before the policy year begins; or
ii.	4%.

If the maximum rate is less than 0.5% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least 0.5% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. As part of the loan, it will bear interest at the loan rate. Loan interest is due on each policy anniversary. If you do not pay it when it is due, the interest is deducted proportionately from the divisions of the Separate Account and the GPA according to the then current value in those divisions and added to the loan. If the policy’s account value cannot cover the loan interest due, the policy may lapse according to the Policy Termination section of this prospectus.

Effect of a Loan on the Values of the Policy

A policy loan negatively affects policy values since we reduce the death benefit and net surrender value by the amount of the policy debt.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the guaranteed principal account. This amount does not participate in the investment performance of the Separate Account. Additionally, since loan repayments are allocated to the guaranteed principal account, a loan will impact your ability to transfer funds because we limit transfers from the guaranteed principal account to one each policy year and, generally, you cannot transfer more than 25% of the policy’s fixed account value, excluding debt, at the time of the transfer.

Whenever you reach your policy debt limit, your policy is at risk of terminating. If this happens we will notify you in writing. The section on Policy Termination explains more completely what will happen if your policy is at risk of terminating.

Your “policy debt limit” is reached when total policy debt exceeds the account value less surrender charges.

Repayment of Loans

You may repay all or part of your policy debt at any time while the insured is living and while the policy is in force. We will increase the death benefit and net surrender value under the policy by the amount of the repayment. We do not offer an automatic loan repayment plan.

You must clearly identify the payment as a loan repayment or we will consider it a premium payment. We will apply your loan repayments on the valuation date they are received in good order. If we receive your loan repayment in good order on a non-valuation date or after the close of a valuation date, your loan repayment is effective as of the next valuation date.

Loan repayments should be mailed to the same address used for premium payments. Refer to the “Premium Payments and Payment Plans” section for mailing address information.

Any loan repayment you make within 30 days prior to the policy anniversary date will be used to first pay policy loan interest due. We will allocate any other loan repayment first to the guaranteed principal account until you have repaid all loan amounts that were deducted from that account. We will allocate additional loan repayments based on your premium allocation in effect at that time. Any loan repayment that is in excess of the outstanding loan will also be allocated according to your current premium allocation instructions.

We will deduct any outstanding policy debt from:

•	the proceeds payable on the death of the insured,
•	the proceeds payable when you surrender the policy, or
•	the account value if the policy lapses.

In these situations, we will then consider the policy debt paid.

Policy Transactions

Death Benefit

If the insured dies while the policy is in force and we determine that the claim is valid, we will pay the death benefit to the named beneficiary.

The death benefit will be the amount provided by the death benefit option in effect on the date of death, reduced by any outstanding policy debt, and any unpaid premium needed to avoid termination. The death benefit is calculated as of the date of the insured’s death. The policy also provides additional amounts payable upon death of the insured through certain riders that may have been added to your policy with additional charges.

The minimum death benefit for your policy is based on your policy’s account value as described below.

Minimum Death Benefit

In order to qualify as life insurance under Internal Revenue Code Section 7702, the policy must have a minimum death benefit that is determined by one of two compliance tests. You chose the test when you applied for the policy. You cannot change your choice of test after the policy is issued. (Appendix A contains examples of the minimum death benefit impact on the death benefit.)

Cash Value Accumulation Test

Under this test the minimum death benefit is equal to the account value on that date multiplied by the death benefit factor for the insured’s attained age on that date. The death benefit factor depends on the insured’s:

•	gender,
•	attained age, and
•	risk classification.

Guideline Premium Test

Under this test the minimum death benefit is equal to the account value on that date multiplied by the death benefit factor, but the death benefit factor varies only by the attained age of the insured.

The death benefit factors for the Cash Value Accumulation Test and the Guideline Premium Test are shown in the policy.

Your choice of the Guideline Premium Test or the Cash Value Accumulation Test depended on how you intended to pay premiums. In general, if you intended to pay premiums only in the early policy years, the Cash Value Accumulation Test might have been appropriate. If you intended to pay level premiums over a long period of years, the Guideline Premium Test might have been more appropriate. You should have reviewed policy illustrations of both approaches with your registered representative to determine how the policy would work under each test, and which was best for you.

Death Benefit Options

When you applied for the policy, you chose one of three death benefit options. These are:

•	Option 1 – The benefit amount is the greater of:

(a)	the face amount on the date of death; or

(b)	the minimum death benefit on the date of death.

•	Option 2 – The benefit amount is the greater of:

(a)	the face amount plus the account value on the date of death; or

(b)	the minimum death benefit on the date of death.

•	Option 3 – The benefit amount is the greater of:

(a)	the face amount plus the premiums paid (less any premiums refunded) to the date of death; or

(b)	the minimum death benefit on the date of death.

Death Benefit

You should note that under death benefit option 1, the death benefit amount is not affected by your policy’s investment experience unless the death benefit is based on the minimum death benefit. Under death benefit option 2, the death benefit is a variable death benefit. This means that, because the death benefit amount includes the account value, it can change from day to day. Your policy’s account value will vary due to the investment performance of the variable investment divisions in which you have allocated premium. It is also impacted by the deduction of charges and other policy expenses. It is possible that the policy’s account value can be zero, which will reduce the overall value of the death benefit. The “Policy Value” section of this prospectus provides more detailed information on how your policy’s account value is determined.

Right to Change the Death Benefit Option

After the first policy year, you may change the death benefit option while the insured is living. However no change will be permitted beyond the insured’s attained age 85. Although we do not currently restrict the number of times you may change your death benefit option, we reserve the right to limit the number of death benefit option changes in any policy year.

You must send a written request to our Administrative Office to change your death benefit option. We do not currently require evidence of insurability. We do, however, reserve the right to require a written application and evidence of insurability satisfactory to us for any death benefit option change that results in a face amount increase.

The death benefit option change will be effective on the monthly charge date that is on or precedes the date we receive the request.

The value of your death benefit under the new death benefit option will be the same as the value of the death benefit under the old death benefit option at the time of the change. Therefore, the policy’s face amount will be adjusted accordingly when there is a change in the death benefit option. (Appendix A contains examples of how a change in death benefit option impacts the policy’s face amount.)

When the face amount changes as a result of a change in the death benefit option:

•	the monthly charges will also change;
•	the charge for certain additional benefits may change;
•	the premium limitations will change (for more information see the “Premium Limitations” section); and
•	the policy surrender charge will not change.

You cannot change the death benefit option if, as a result, the face amount would be reduced to an amount that is less than the minimum initial face amount.

Right to Change the Face Amount

You may request an increase or decrease in the face amount. If you change your face amount, your policy charges, including surrender charges, will change accordingly. If the account value is insufficient (or the net surrender value if there is policy debt) to continue the policy in force with the requested change in face amount, we will require an additional premium payment prior to processing the requested change.

We reserve the right to limit the size and number of changes to the face amount in any policy year.

If you increase or decrease the policy face amount, the premium limitations will change (see the “Premium Limitations” section for more information), and your policy may become a modified endowment contract (MEC) under federal tax law. MECs are discussed in the “Federal Income Tax Considerations” section of this prospectus; however, you should consult your tax adviser for information on how a MEC may affect your tax situation.

Increases in Face Amount

To increase the policy face amount, you must send a written application and evidence the insured is still insurable to our Administrative Office. We treat each face amount increase as a separate segment of coverage.

An increase in face amount may not be:

•	less than $15,000, or
•	made after the insured reaches attained age 85.

Death Benefit

If the account value (or the net surrender value if there is policy debt) is insufficient to continue the policy in force for three months at the new monthly charges and interest, we may require a premium payment sufficient to increase the account value to such an amount.

Additional insurance charges and face amount charges will apply for each face amount increase elected. Additionally, a separate surrender charge schedule will apply to the amount of the increase. Generally, these surrender charges will apply during the first 14 years of each segment of coverage.

Any increase elected under any insurability protection type of rider will be effective as directed in the rider. Any other face amount increases will be effective on the monthly charge date that is on, or precedes, the date we approve the application for the increase.

Decreases in Face Amount

You may decrease the face amount any time after the first policy year or one year after a face amount increase. You must send a written request to our Administrative Office. When we receive a written request for a decrease in face amount from the policy owner, we will provide the policy owner with a written notice that specifies the surrender charges to be assessed at the time of the decrease. If the policy owner does not withdraw the request for the decrease in face amount within ten days from the date of the written notice, we will process the decrease in face amount and assess any surrender charges that may apply. If we determine that the policy will become a MEC, then the decrease will not be processed until a MEC Notice and Acknowledgment form is received in good order at our Administrative Office.

If you decrease the policy face amount, we cancel all or part of your face amount segments, and a partial surrender charge may apply. Surrender charges that apply when you decrease the policy’s face amount are discussed in the “Charges and Deductions” section under Surrender Charges for Decreases in Face Amount.

A decrease will reduce the face amount in the following order:

(a)	the face amount of the most recent increase, then
(b)	the face amounts of the next most recent increases successively; and last
(c)	the initial face amount.

You may not decrease the face amount if the decrease would result in a face amount of less than the minimum face amount ($50,000).

Face amount decreases will be effective on the monthly charge date that is on, or precedes the date we receive (at our Administrative Office) your written request for the decrease. A face amount decrease will reduce your policy’s account value by the amount of any applicable partial surrender charge. If the policy’s account value (or the net surrender value if there is policy debt) is reduced to a point where it cannot cover the charges due, a premium payment sufficient to cover the charges will be required in order to process the decrease.

Decreases in the policy’s face amount may have adverse tax consequences.

When We Pay Death Benefit Proceeds

If the policy is in force and it is determined that the claim is valid, we normally pay the death benefit within seven calendar days after we receive all required documents, in good order, at our Administrative Office.

Certain situations may delay payment of a death claim. Some of the situations that can cause a delay in payment include, but are not limited to, the following:

We investigate all death claims that occur within two-years (a) after the policy is issued, (b) after an increase in the face amount, or (c) after reinstatement. These two-year periods are called the policy’s “contestable periods”. We may also investigate death claims beyond a two-year contestable period.

We generally determine whether the contested claim is valid within five days after we receive the information from a completed investigation. Since it may take some time to receive this additional information, payment could be delayed.

Death Benefit

We can also delay payment of the death benefit during periods when:

i.	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings);

ii.	trading is restricted by the SEC;

iii.	the SEC declares an emergency exists; or

iv.	the SEC, by order, permits us to delay payment in order to protect our owners;

and if

•	the period begins on or before the date of the insured’s death; and
•	the amount of the death benefit is based on the variable account value of the policy as of the date of the insured’s death.

We will pay interest on the death benefit from the date of death to the date of a lump sum payment or the effective date of a payment option.

Payment Options

We will pay the death benefit in a lump sum or if you wish, we will pay the death benefit under one or more of the following payment options:

•	installments for a specified period;
•	installments for a specified amount;
•	as a life income;
•	as a life income with payments guaranteed for the amount applied;
•	as a joint lifetime income with reduced payments to the survivor; or
•	interest on the benefit amount.

The minimum amount that can be applied under a payment option is $5,000 per person. If the periodic payment under any option is less than $50, we reserve the right to make payments at less frequent intervals. Once payments have begun, only the specified amount and interest options may be changed. None of these benefits depend on the performance of the Separate Account or the guaranteed principal account.

All payment option elections must be sent to our Administrative Office in writing. You may change the payment option during the insured’s lifetime. If the payment option is a lump sum when the insured dies, the beneficiary may elect any payment option, with our consent. If the beneficiary does not elect a payment option and you have not elected a payment option during the insured’s lifetime, the death benefit will be paid as a lump sum. For lump sum payments of at least $10,000, we may pay the death benefit by establishing an interest-bearing account called the Benefit Management Account (BMA) as outlined in the claim form. The interest rate is not guaranteed and may change weekly. We will send the beneficiary a “checkbook”, and the beneficiary will have access to the account simply by writing a check for all or part of the death benefit. The BMA is part of our general account and as such is subject to the claims of our creditors. The BMA is not a bank account or bank deposit, is not insured by the FDIC, and no additional proceeds may be paid into the BMA. We may make a profit on amounts left in the BMA. If the policy has been assigned, the BMA is not available for the assignee’s portion of the death benefit.

Your policy and the Statement of Additional Information provide more information about these payment options.

Suicide

If the insured dies by suicide, while sane or insane, and the policy is in force, the policy will terminate.

•	If the death occurs within two years after the issue date, we will refund the sum of all premiums paid less any withdrawals and any policy debt.
•

If the death occurs within two years after reinstatement of the policy, we will refund the sum of the premium paid to reinstate and all premiums paid thereafter, less any premiums returned, and withdrawals after reinstatement and any policy debt at the time of death.

•

If death occurs within two years after the effective date of an increase in face amount (but at least two years after the issue date or any reinstatement), we will refund the sum of the monthly charges attributed to the increase. However, if a refund as described in either of the two preceding paragraphs is payable, there will be no additional payment for the increase.

Error of Age or Gender

If the insured’s age or gender was misstated in the policy application, or the policy has been issued incorrectly, we may adjust the face amount. The adjustment will reflect the amount provided by the most recent monthly insurance charges using the correct age and gender. If the adjustment is made while the insured is living, monthly charges after the adjustment will be based on the correct age and gender.

Death Benefit

Other Benefits Available Under the Policy

Additional Benefits You Can Get By Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders, which are subject to the terms of both the rider and the policy. The cost of each rider is generally deducted as part of the monthly charges. Some riders do not result in monthly charges; however, we may charge a one-time fee when you exercise the rider.

If you choose to add a rider for which we charge, you may cancel it at any time upon written request. Adding or removing a rider for which there is a monthly charge may impact the premium limitations on your policy. For more information see the “Premium Limitations” section.

Following is a brief description of the riders that can, subject to state availability, be added to the policy; however, the Guaranteed Insurability and the Other Insured Riders will not be issued for existing policies after December 31, 2008. In addition, the Disability Benefit and Waiver of Monthly Charges Riders may not be used in combination. After you have selected and been issued one of these two riders, you may not terminate the rider and choose the other rider. For more information on these riders please refer to the Statement of Additional Information or talk to your registered representative. The terms and conditions of these riders may vary from state to state.

Accelerated Death Benefit Rider

This rider advances to the owner a portion of the policy’s death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien.

If a claim is made under this rider, then we will assess a charge of $150 that is deducted from the accelerated benefit payment which will reduce the amount you receive. We may increase the charge to a maximum charge of $250. In states where this rider is available, it is included automatically with the policy.

Disability Benefit Rider

This rider provides a disability benefit while the insured is totally disabled as defined in the rider. Under this rider we will credit a specified monthly amount as indicated in your policy and we will also waive the monthly charges due. We will not return any premiums paid; however, we will adjust the account value according to the terms of the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Guaranteed Insurability Rider – This Rider Is No Longer Issued

This rider provides the right to increase the face amount of the policy without evidence of insurability on certain options dates as defined in the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Other Insured Rider – This Rider Is No Longer Issued

This rider provides level term insurance on the life of up to two insureds, one of which is the insured named in the base policy. The other insured must be the base policy insured’s spouse or child. The coverage under the rider is convertible for a limited amount of time. You may request an increase or decrease in the face amount of the rider. If you change the face amount, your policy charges will change accordingly. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

In deciding whether to use the Other Insured Rider as part of the total coverage under your policy, you should consider a number of factors. The factors listed below compare a policy with the rider to a policy of equal total face amount, but without the rider, assuming the insured named in the rider is the same as the insured named in the base policy.

•	Since there are no surrender charges associated with the rider, the policy’s total net surrender value may be higher during periods when surrender charges are in effect.
•	The policy may have lower account values in later years.
•	Decreasing the rider face amount would not incur a surrender charge.
•	The amount of premiums you may pay each policy year may be lower.
•	If your policy has the Disability Benefit Rider (discussed earlier in this section) and the insured becomes totally disabled, the monthly rider benefit may be lower.

Other Benefits Available Under the Policy

You should review these factors with your registered representative before deciding whether to use the Other Insured Rider and the insured named in the rider is the same as the insured named in the base policy.

Substitute of Insured Rider

This rider, within certain limitations, allows you to substitute a new insured in place of the current insured named in the base policy. This rider is included automatically with the policy. There is no charge for this rider.

Substituting a new insured under the policy may have adverse tax consequences. Please consult your tax advisor before you make your decision.

Waiver of Monthly Charges Rider

Under this rider, we will waive the monthly charges due for the policy while the insured is totally disabled as defined in the rider. We will not return any premiums paid; however, we will adjust the account value according to the terms of the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Charges and Deductions

We deduct the following charges from the policy.

In addition, the fund managers deduct expenses from the funds. For more information about these expenses, see the individual fund prospectuses.

Transaction Charges

Deductions from Premiums

We deduct a premium expense charge from each premium payment you make. The premium expense charge is generally used to cover taxes assessed by a state and/or other governmental agency as well as acquisition expenses.

The current premium expense charge we deduct is 5% of premium up to and including the expense premium and 3% of premium over the expense premium. The maximum premium expense charge we can deduct is 7.5% of premium up to and including the expense premium, and 5% of premium over the expense premium.

Example:

Assume that you are a 35-year-old male, non-smoker and that your policy has a face amount of $200,000. The expense premium for your policy is 8.45 per $1000 of face amount or 1690 (200 x 8.45).

Now assume that you make a premium payment of $1000. Your premium expense charge is 7.5% of your premium payment up to and including the policy’s expense premium. Since your premium payment is less than the policy’s expense premium of 1690, your premium expense charge will be $75 (7.5% x $1000).

If your premium payment had been $2000, it would have exceeded the expense premium by $310 ($2000 – 1690). Consequently, your premium expense charge would have been $142.25:

•	7.5% of $1690 ($126.75) plus
•	5% of $310 ($15.50).

If you have increased the policy face amount, the expense premium used for this charge is the total of the expense premium for the initial face amount and for all increases.

Withdrawal Charge

If you make a withdrawal from your policy, we deduct $25 from the amount you withdraw. This fee is guaranteed not to increase for the duration of the policy. (We will deduct the withdrawal charge from the amount withdrawn.) This charge reimburses us for processing the withdrawal.

Other Benefits Available Under the Policy/Charges and Deductions

Surrender Charges

There is a charge if you fully surrender your policy or if you decrease the face amount. We may also take any applicable surrender charges if your policy lapses. (See the Policy Termination section for more information.) Generally, these charges will apply during:

•	the first 14 years of coverage, and
•	the first 14 years after each increase in face amount.

However, in no event will we deduct surrender charges after the insured’s attained age 99.

This surrender charge is also sometimes called a “deferred sales load”. The charge compensates us for expenses incurred in issuing the policy, and face amount increases, and for the recovery of acquisition costs.

The surrender charge is a charge against the account value of the policy. The deduction is taken from the Separate Account divisions and the non-loaned portion of the guaranteed principal account in proportion to the values in each on the effective date of the surrender or decrease in face amount.

We calculate surrender charges separately for the initial face amount and for each increase in the face amount. They are based on the policy’s face amount, the insured’s age, gender, risk classification, and coverage year. The surrender charge for the policy is the sum of the surrender charges for the initial face amount and all face amount increases.

Your policy’s surrender charges will be listed in your policy. For the first year of coverage the charge was based on the expense premium for that coverage. It was equal to the expense premium of the policy for standard risks, multiplied by 140%.

The surrender charge is equal to the first year surrender charge multiplied by the following annual percentages:

Year	%	Year	%
1	100%	8	50%
2	93%	9	43%
3	86%	10	36%
4	79%	11	29%
5	71%	12	21%
6	64%	13	14%
7	57%	14	7%

In no case, however, will the surrender charge ever exceed $50 per $1,000 of face amount.

Subject to product and state availability, an endorsement to your variable life insurance policy may be available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange their existing variable life insurance policy offered by MassMutual or one of its subsidiaries for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

For more information, please contact your registered representative or call our Administrative Office.

Surrender Charges for Decreases in Face Amount

If you decrease your policy’s face amount, we cancel all or a part of your face amount segments and charge a partial surrender charge that is equal to the surrender charge associated with each decreased or cancelled segment multiplied by the proportion of that segment that is decreased. If the partial surrender charge would be greater than the account value (less debt) of the policy, we set the partial surrender charge equal to the account value (less debt) on the date of the surrender.

After a face amount decrease, we reduce the surrender charge for the remaining segments by the amount of the partial surrender charge. This charge provides us with a proportional compensation for expenses incurred in issuing the policy and face amount increases, and for the recovery of acquisition costs.

Charges and Deductions

Rider Processing Fee

We will assess a one-time processing fee at the time you exercise the Accelerated Death Benefit Rider. The current processing fee is $150 and is deducted from the accelerated death benefit payment and will reduce the amount you receive.

Periodic Charges

Loan Interest Rate Expense Charge

We assess a loan interest rate expense charge against policies with outstanding loan balances. This charge represents the difference between the interest we charge on policy loans and the interest we credit on the cash value we hold as collateral on policy loans. The current loan interest rate expense charge is .90% in policy years 1 through 15, and .50% in policy years 16 and beyond. The maximum loan interest rate expense charge is 2%. It is deducted from the policy loan interest rate to determine the interest rate we use to credit interest to the loaned portion of the guaranteed principal account. This charge reimburses us for the ongoing expense of administering the loan.

Monthly Charges Against the Account Value

The following charges are deducted from the account value on each monthly charge date.

The “monthly charge date” is the date on which monthly charges for the policy are due. The first monthly charge date was the policy date. Subsequent monthly charge dates are on the same day of each succeeding calendar month.

Your policy’s monthly charge date will be listed in the policy specifications page. Monthly charges are deducted from the division(s) and the guaranteed principal account in proportion to the non-loaned values in each on the date the deduction is taken.

Administrative Charge and Face Amount Charge

The administrative charge and the face amount charge reimburse us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.

Administrative Charge

The current administrative charge is $6 per policy, per month. The maximum administrative charge is $12 per policy, per month.

Face Amount Charge

The face amount charge is a rate per $1,000 of face amount. We calculate the face amount charge separately for the initial face amount and for each increase in the face amount. It is based on:

•	the issue age of the insured for the initial face amount, and
•	for each increase, the insured’s age at time of the increase,

and it is multiplied by the segment face amount. This charge is assessed during the first five years of each segment of coverage.

Insurance Charge

The insurance charge reimburses us for providing you with life insurance protection. We deduct an insurance charge based on your policy’s insurance risk. These deductions are made by selling accumulation units, proportionately, from each division in which you have an account value and the GPA.

The maximum or guaranteed insurance charge rates associated with your policy are shown in the policy’s specification pages. They are calculated using the 1980 Commissioners Standard Ordinary Mortality Tables or, for unisex rates, the 1980 Commissioners Ordinary Mortality Table B. The rates are also based on the age, gender (unless the unisex rates are used), and risk classification of the person insured by the policy.

We may charge less than the maximum monthly Insurance Charges shown in the table(s). In this case, the monthly Insurance Charge rates will be based on our expectations for future mortality, investment earnings, persistency and expense results,

Charges and Deductions

capital and reserve requirements, taxes, and future profits. The expense component of these rates is used to offset sales and issue expenses, which decrease over time. Any change in these charges will apply to all individuals in the same class.

Your policy’s actual or current insurance charge rates are based on the insured’s issue age (and age at increase, if applicable), risk class, and gender (unless unisex rates are used). These rates generally increase as the insured’s age increases. The rates will vary with the number of years the coverage has been in force and with the total face amount of the policy.

How the Insurance Charge is Calculated

A.	If the minimum death benefit is not in effect:

We calculate the insurance charge on each monthly charge date by multiplying the current insurance charge rate by a discounted insurance risk.

The insurance risk is the difference between:

•	The amount of benefit available, on that date, under the death benefit option in effect, discounted by the monthly equivalent of 3% per year, and
•	the account value at the beginning of the policy month before the monthly insurance charge is due.

The following three steps describe how we calculate the insurance charge for your policy:

Step 1:	We calculate the total insurance risk for your policy:

a.	We divide the amount of benefit under the death benefit option in effect that would be available at the beginning of the policy month by 1.0024662698 (which is the monthly equivalent of 3%);
b.	We subtract your policy’s account value at the beginning of the policy month from the amount we calculated in 1a above.

Step 2:	We allocate the insurance risk in proportion to the face amount of each segment and each increase that’s in force as of your monthly charge date.

Step 3:	We multiply the amount of each allocated insurance risk by the insurance charge rate for each coverage segment. The sum of these amounts is your insurance charge.

B.	If the minimum death benefit is in effect:

We also calculate the insurance charge on each monthly charge date. However, in Step 1 we calculate the total insurance risk for your policy, as described in A, (i) assuming the minimum death benefit is in effect, and then (ii) assuming the minimum death benefit is not in effect.

Step 2:	We allocate the insurance risk:

a.	calculated for (ii) in proportion to the face amount of each segment and each increase that’s in force as of your monthly charge date, and
b.	we subtract the risk calculated for (ii) from the risk calculated for (i) and allocate that amount to the last underwritten segment.

Step 3:	We multiply the amount of each allocated insurance risk by the insurance charge rate for each coverage segment. The sum of these amounts is your insurance charge.

Additional Information about the Insurance Charge

We will apply any changes in the insurance charges uniformly for all insureds of the same issue age, gender, risk class, and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insured’s health after we issue the policy.

Because your account value and death benefit may vary from month to month, your insurance charge may also vary on each monthly charge date. The cost of your insurance depends on the amount of insurance risk on your policy. Factors that may affect the insurance risk include:

•	the amount and timing of premium payments,
•	investment performance,

Charges and Deductions

•	fees and charges assessed,
•	the addition or deletion of certain riders,
•	rider charges,
•	withdrawals,
•	policy loans,
•	changes to the face amount, and
•	changes to the death benefit option.

Additional Mortality Fees

Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history. Note the combination of insurance charges and additional mortality fees, if any, will not exceed $83.33 per $1,000 of insurance risk or face amount.

Rider Charges

The charges for the following riders are deducted from the account value on each monthly charge date: Disability Benefit Rider, Guaranteed Insurability Rider, Other Insured Rider and Waiver of Monthly Charges Rider.

The current charge for the Waiver of Monthly Charges Rider is $0.01 to $0.26 per $1 of monthly deductions. Charges for the Disability Benefit Rider have two components. A portion of the charge is based on a current rate of $0.01 to $0.26 per $1 of monthly deductions. The remainder of the charge is based on a current rate of $0 to $0.32 per $100 of specified benefit amount. Monthly charges will continue to, but not including, the policy anniversary date on which the insured’s attained age becomes 65.

The rates for the Other Insured Rider vary by the insured’s gender, issue age, risk classification and year of coverage. Current rates range from $0.03 to $25.01 per $1,000 of rider insurance risk. Monthly charges will continue to, but not including, the policy anniversary date on which the insured’s attained age becomes 100.

The current charge for the Guaranteed Insurability Rider is $0.03 to $0.11 per $1,000 of optional insurance coverage. Monthly charges will continue to, but not including, the policy anniversary date on which the insured’s attained age becomes 46.

The rates for the Waiver of Monthly Charges Rider, Disability Benefit Rider and Guaranteed Insurability Rider vary by the insured’s gender and age.

Directed Monthly Deduction Program

You may elect to have us deduct the monthly charges from one division of the Separate Account, or from the guaranteed principal account, rather than from all options on a pro rata basis. This feature is called the Directed Monthly Deduction Program (DMDP).

To elect DMDP, complete our Directed Monthly Deduction Program Request form and send it to us for processing. The program will continue as long as you have enough value in your selected option on a monthly charge date to cover the monthly charges then due, or unless you have specified a termination date in your request form.

If you don’t have enough value in your selected option on any monthly charge date to cover the monthly charges then due, the deduction for that date will revert to the pro rata basis. We may, at any time, modify, suspend, or terminate the Directed Monthly Deduction Program without prior notification.

Daily Charges Against the Separate Account

The following charge is deducted from the Separate Account daily.

Mortality and Expense Risk Charge

The mortality and expense risk charge imposed is a percentage of the policy’s average daily net assets held in the Separate Account. The current annual percentage is 0.55% in all policy years. The maximum annual percentage is 0.90% in all policy years.

The charge is deducted from your account value in the Separate Account but not from the guaranteed principal account.

Charges and Deductions

This charge compensates us for mortality and expense risks we assume under the policies and for acquisition costs. The mortality risk assumed is that the insurance charges will be insufficient to meet actual claims. The expense risk assumed is that the expenses incurred in issuing, distributing and administering the policies will exceed the administrative and face amount charges collected.

If the mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. In addition, one or more of the funds available as an investment choice may pay us a distribution fee out of the fund’s assets called a “12b-1” fee. Any investment in one of the funds with a 12b-1 fee will increase the cost of your investment in this contract. Please refer to the fund prospectuses for more information regarding these expenses.

Special Circumstances

There may be special circumstances that result in sales or administrative expenses or insurance risks that are different than those normally associated with this policy. Under such circumstances, we may vary the charges and other terms of the policies; however, the charges will not exceed the maximum charges identified in the fee tables. We will make these variations only in accordance with uniform rules we establish.

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. The information is not written or intended as tax or legal advice, and may not be relied upon for purposes of avoiding any federal tax penalties. You are encouraged to seek legal and tax advice from a qualified tax adviser. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans

We believe the policy meets the Internal Revenue Code (“IRC”) definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law, and the gain accumulated in the contract is not taxed until withdrawn or otherwise accessed. Gain withdrawn from a policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (“MEC”) under federal tax law. See Modified Endowment Contracts later in this section for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued, and
•	there is a cash distribution associated with the reduction,

Charges and Deductions/Federal Income Tax Considerations

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its net surrender value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding policy debt of $14,000, you would receive a payment equal to the net surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

The potential that policy debt will cause taxable income from policy termination to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained age of the insured; (4) high or increasing amount of insurance risk, depending on death benefit option and changing account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

One example occurs when the policy debt limit is reached. If, using the previous example, the account value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventative action.

A change of the owner or the insured, or an exchange or assignment of the policy, may cause the owner to recognize taxable income.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade or business” or “investment” purposes, provided that you meet certain narrow criteria.

If the owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (“AMT”) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s net surrender value on the date of death.

The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on the Company’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each owner or beneficiary.

Federal Income Tax Considerations

Investor Control

There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers among divisions of the Separate Account also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy owner, has control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each division makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

Modified Endowment Contracts

If a policy is a modified endowment contract (“MEC”) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual owners. The penalty tax will not apply to distributions:

(i)	made on or after the date the taxpayer attains age 59½; or
(ii)	made because the taxpayer became disabled; or
(iii)	made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

•	the accumulated amounts paid under the contract at any time during the first seven contract years exceeds

•	the total premiums that would have been payable at that time for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the “7-pay test” and still be taxed as a MEC if it is received in a IRC Section 1035 tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-pay testing period, we will retest the policy using the lower death benefit amount, from the start of that testing period. If the reduction in death benefit causes the policy to fail the 7-pay test for any prior policy year, the policy will be treated as a MEC beginning in the policy year in which the reduction takes place.

Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 days after the reduction in such benefits.

Federal Income Tax Considerations

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or cause the policy to become a MEC.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the policy. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of income accumulated in that particular policy. For purposes of determining the amount of income received from a MEC, the law considers the total of all income in all the MECs issued within the same calendar year to the same owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total income.

Qualified Plans

The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

While the policy is owned by the qualified plan, we will only pay amounts under the policy while the insured is still living (e.g., withdrawals, surrenders, and loans) to the qualified plan trustee or plan administrator. We will not make such payments directly to any other party, including the insured participant. The only exception is for a Keogh plan, where the insured participant is also the policy owner.

Employer-owned Policies

On August 17, 2006, the President signed the Pension Protection Act of 2006 into law. This legislation contains provisions affecting the tax treatment of employer-owned life insurance policies issued after the enactment date. It also applies to employer-owned life insurance policies issued prior to the law’s enactment if there is a material increase in the death benefit or other material change to the policy.

The law defines “employer-owned life insurance” as a life insurance contract: (a) that is owned by a person or entity engaged in a trade or business (including policies owned by related or commonly controlled parties); (b) insuring the life of a U.S. citizen or resident who is an employee on the date the contract is issued; and (c) under which the policyholder is directly or indirectly a beneficiary.

The law limits the tax-free death benefit for employer-owned life insurance to the amount of premiums paid unless certain notice and consent requirements are met. The notice requirements are met if, before the contract is issued, the employee is notified in writing of the following: (a) the policyholder intends to insure the employee’s life; (b) the maximum face amount for which the employee could be insured at the time the contract was issued; and (c) the policyholder will be the beneficiary of any proceeds payable on the death of the employee. Prior to issuance of the contract, the employee must provide written consent to being insured under the contract and to continuation of the coverage after employment terminates.

The law also imposes annual reporting and record keeping requirements for businesses owning employer-owned life insurance policies. The employer must maintain records of the employer’s notice and the employee’s consent, and must file certain annual reports with the IRS.

Provided that the Notice and Consent requirements are satisfied, the death proceeds of an employer-owned life insurance policy will generally be income tax-free in the following situations:

1.	At the time the contract is issued, the insured employee is a director, highly compensated employee, or highly compensated individual within the meaning of IRC §101(j)(2)(A)(ii);

Federal Income Tax Considerations

2.	The insured was an employee at any time during the 12-month period before his or her death;
3.	The proceeds are paid to a member of the insured’s family, an individual who is the designated beneficiary of the insured under the contract, a trust established for the benefit of any such member of the family or designated beneficiary, or the insured’s estate; or
4.	The proceeds are used to purchase an equity interest in the employer from any of the persons described in (3).

Death Proceeds that do not fall within one of the enumerated exceptions will be subject to ordinary income tax (even if the Notice and Consent requirements were met), and MassMutual will report payment of taxable proceeds to the Internal Revenue Service, where applicable.

Payments to Nonresident Aliens

Generally, a taxable distribution from a policy paid to a nonresident alien is subject to federal income tax at a rate of 30% of the amount of taxable income that is distributed. We are required to withhold this 30% tax and send it to the Internal Revenue Service.

A “nonresident alien” is a person who is not a U.S. citizen and who is not a U.S. resident (based on either the “green card” or “substantial presence” test). A payment is treated as paid to a nonresident alien even if it is deposited into a U.S. bank account owned by a nonresident alien.

Some distributions to nonresident aliens may be subject to a lower tax rate (or to no tax) if a U.S. income tax treaty with the payee’s country of residence provides for lower rate of U.S. tax or for no tax. To obtain the benefit of any reduced tax allowed by a treaty, the nonresident alien must claim the treaty benefit by providing us with a Form W8-BEN containing:

1.	proof of residency (in accordance with Internal Revenue Service (“IRS”) requirements); and
2.	an IRS individual taxpayer identification number (“ITIN”).

If the nonresident alien does not satisfy all of these conditions, we will withhold 30% of the taxable portion of the distribution.

Other Information

Other Policy Rights and Limitations

Right to Assign the Policy

Generally, you may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment.

Your Voting Rights

We are the legal owner of the fund shares. However, you have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy. This right is limited to the extent you are invested in those divisions on the record date. We vote shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions. This process may result in a small number of policy owners controlling the vote. There is no minimum number of votes required. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The number of shares of any fund, attributable to your policy, is determined by dividing the account value held in that division by $100. Fractional votes are counted.

We will send you or, if permitted by law, make available electronically, proxy material and a form to complete giving us voting instructions.

Suitability

According to federal securities law, a registered representative is required to recommend a security only when the representative believes that the security is suitable for the customer.

Federal Income Tax Considerations/Other Information

Variable life insurance policies are complex insurance products with unique benefits. Before you purchase a variable life insurance policy, you should consider whether among other things:

•	you have a need for death benefit protection;
•	you understand the risks and benefits of the policy;
•	you can afford to pay the applicable policy charges to keep the policy in force;
•	you understand how the policy charges impact your policy’s account value;
•	you understand your account value will fluctuate when allocated to the Separate Account;
•	you understand that the Company prohibits market timing and frequent transfers;
•	you understand that you generally have no access to your account value in the first year;
•	you understand whether your registered representative will receive more compensation for selling this life insurance policy rather than another;
•

you understand that if you are older, the following features of a variable life insurance policy will more likely disadvantage you: 1) the limitations on account value access; and 2) the impact of account value fluctuations on variable death benefit options.

Possible Restrictions on Financial Transactions

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a policy owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.

Delay of Payment of Proceeds from the GPA

We may delay payment of any net surrender values, withdrawals, and loan proceeds that are based on the GPA for up to six months from the date the request is received at our Administrative Office.

If we delay payment of a surrender or withdrawal for 30 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option.

Delay of Payment of Proceeds from the Separate Account

We can delay payment of the net surrender value or any withdrawal or loan from the Separate Account during any period when:

i.	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings);
ii.	trading is restricted by the SEC;
iii.	the SEC declares an emergency exists; and
iv.	the SEC, by order, permits us to delay payment in order to protect our owners.

Reservation of Company Rights to Change the Policy or Separate Account

We reserve the right to make certain material changes to the Separate Account. Specifically, we reserve the rights to:

•	create new divisions of the Separate Account;
•	create new Separate Accounts and new segments;
•	combine any two or more Separate Account segments or divisions;
•	make available additional or alternative divisions of the Separate Account investing in additional investment companies;
•

invest the assets of the Separate Account in securities other than shares of the funds. These securities can be substitutes for fund shares already purchased or they can apply only to future purchases;

•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;
•	de-register the Separate Account under the 1940 Act in the event such registration is no longer required;
•	substitute one or more funds for other funds with similar investment objectives;
•	delete funds or close funds to future investments; and
•	change the name of the Separate Account.

Other Information

We have reserved all rights to the name C.M. Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we may also withdraw this right.

As a result of changes in applicable laws, regulations or variable investment divisions offered under the policy, we may exercise one or more of the rights listed above. If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Distribution

The policies were sold by both registered representatives of MML Investors Services, Inc. (“MMLISI”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (“MML Distributors”), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with the Company and the separate account, MMLISI serves as principal underwriter of the policies sold by its registered representatives and MML Distributors serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

Both MMLISI and MML Distributors are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (“FINRA”). Commissions for sales of the policies by MMLISI registered representatives are paid on behalf of MMLISI to its registered representatives. Commissions for sales of the policies by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers. MMLISI and MML Distributors also receive compensation for their actions as principal underwriters of the policies.

MassMutual also contracted with outside firms who acted as Wholesale Distributors and who may have assisted Broker-Dealers or their registered representatives in offering and selling the policies. Wholesale Distributors may provide training, marketing and other sales-related functions to Broker-Dealers and their registered representatives. Wholesale Distributors may also provide certain administrative services to MassMutual in connection with the policies (collectively referred to as “Services”). Some Wholesale Distributors are also Broker-Dealers, authorized on their own behalf to sell the policy. MassMutual (through MML Distributors) compensates these Wholesale Distributors for the Services.

Commissions and Allowances Paid to MMLISI and Broker-Dealers

Commissions are paid to MMLISI and all Broker-Dealers involved in the sale of the policy. MassMutual pays commissions for policies sold by MMLISI registered representatives through MMLISI to those registered representatives. MassMutual pays commissions for policies sold by registered representatives of other Broker-Dealers through MML Distributors to those Broker-Dealers.

Commissions are based on certain commission schedules and rules. Commissions are a percentage of the premium paid in each year of coverage and differ for premiums paid up to the Target Premium and for premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender and risk classification of the insured. We also pay a renewal commission after the first policy year that is a percentage of the average monthly account value for the policies.

We also pay expense reimbursement and other allowances in connection with the sales of the policies.

The Statement of Additional Information contains more detail on the maximum commission percentages and allowances payable under the policy.

Wholesale Distributor Compensation

MassMutual pays commissions and allowances to Wholesale Distributors authorized to sell the policies on their own behalf. MassMutual pays allowances to Wholesale Distributors who provide Services to a Broker-Dealer in connection with the sales of the policies. MassMutual may also pay compensation to the Wholesale Distributor in the event that the Target Premium for all life insurance products credited to the Wholesale Distributor equals or exceeds preset Target Premium thresholds in certain years (“Progressive Compensation”). The Progressive Compensation payment schedule may vary for specific Wholesale Distributors.

The Target Premium for Wholesale Distributors referenced in this section is premium paid for all MassMutual individual life insurance products credited to the Wholesale Distributor including traditional whole life, term, and universal life insurance policies as well as variable life insurance policies.

Other Information

The Statement of Additional Information contains more detail on the maximum Wholesale Distributor compensation payable under the policy.

Additional Compensation Paid to MMLISI

Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips. Sales of this policy may have helped these registered representatives and their supervisors qualify for such benefits. MMLISI registered representatives who are also General Agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the policy by their registered representatives.

Additional Payments to Wholesalers

In addition to the commissions described above, MassMutual may make cash payments to certain Wholesalers to attend sales conferences and educational seminars, thereby promoting awareness of our products. The Wholesaler may use these payments for any reason, including helping offset the costs of the conference or educational seminar.

We may also make cash payments to Wholesalers pursuant to marketing service agreements. These marketing service arrangements vary depending on a number of factors, including the specific level of wholesale support being provided. These payments are not made in connection with the sale of specific policies.

These additional payments are not offered to all Wholesalers and the terms of these arrangements may differ. Any such payments will be paid by MassMutual out of our assets and will not result in any additional direct charge to you. Such payments may give us greater access to the registered representatives of the Broker-Dealers who place business through Wholesalers that receive such payments and may have influenced the way that a Broker-Dealer or Wholesaler marketed the policy.

Compensation in General

The compensation arrangements described in the paragraphs above may have provided a registered representative with an incentive to sell this policy over other available policies whose issuers did not provide such compensation or which provided lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain funds to help us make these cash and non-cash payments.

You may contact, as applicable, MMLISI, your Broker-Dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

Legal Proceedings

The Company is involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

The Company and MassMutual, together with numerous other defendants, were named in an adversary proceeding in the Enron bankruptcy. In 2008, this matter was resolved between the parties with no additional adverse impact to the Company.

In 2005, the Company received final approval of a nationwide class action settlement involving alleged insurance sales practices claims. In 2006, all appeals to this settlement were resolved. The settlement class included all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies or term life policies issued

Other Information

between January 1, 1983 and December 31, 2003. Through December 31, 2008, the Company had paid $35 million resulting from this settlement.

The Company and MassMutual are subject to governmental and administrative proceedings and regulatory inquiries, examinations and investigations in the ordinary course of its business. In connection with regulatory inquiries, examinations and investigations, the Company and MassMutual have been contacted by various regulatory agencies including among others, the Securities and Exchange Commission, U.S. Department of Labor, Financial Industry Regulatory Authority and various state insurance departments and state attorneys general. The Company has cooperated fully with these regulatory agencies with regard to their inquiries, examinations and investigations and has responded to information requests and comments.

Recent market volatility in the financial services industry has contributed to increased scrutiny of the entire financial services industry. Therefore, the Company believes that it is reasonable to expect that proceedings, regulatory inquiries, examinations and investigations into the insurance and financial services industries will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the insurance and financial services industries as a whole. It is the opinion of management that the ultimate resolution of these regulatory inquiries, examinations and investigations will not materially impact the Company’s financial position or liquidity. The outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the financial impact of the matter and the level of the Company’s income for the period.

Financial Statements

We have included our statutory financial statements and those of the Separate Account in the Statement of Additional Information.

Appendix A

Hypothetical Examples of the Impact of the Minimum Death Benefit

Example I

Assume the following:

•	Death Benefit Option 1
•	Face Amount is $500,000
•	Account value is $50,000
•	No policy debt
•	Insured’s attained age is 45
•	Death Benefit Factor is 2.15

The death benefit for death benefit option 1 is the greater of the face amount or the minimum death benefit. The minimum death benefit is calculated by multiplying the account value times the death benefit factor.

The death benefit will be $500,000 based on the greater of:

•	$500,000 or
•	$50,000 x 2.15 = $107,500

Example II:

Assume the following:

•	Death Benefit Option 1
•	Face Amount is $500,000
•	Account value is $250,000
•	No policy debt
•	Insured’s attained age is 45

Other Information/Appendix A

•	Death Benefit Factor is 2.15

The death benefit for death benefit option 1 is the greater of the face amount or the minimum death benefit. The minimum death benefit is calculated by multiplying the account value times the death benefit factor.

The death benefit will be $537,500 based on the greater of:

•	$500,000 or
•	$250,000 x 2.15 = $537,500

Hypothetical Examples of the Impact of the Account Value and Premiums on the Policy Death Benefit

Example I ~ Death Benefit Option 1

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,000,000.

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

•	the death benefit still remains at $1,000,000.

Example II ~ Death Benefit Option 2

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,050,000 (Face Amount plus account value).

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit will increase to $1,080,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

•	the death benefit will decrease to $1,030,000.

Example III ~ Death Benefit Option 3

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000

Appendix A

•	No policy debt
•	Premiums paid under the policy to-date total $40,000

Based on these assumptions,

•	the death benefit is $1,040,000 (Face Amount plus premiums paid).

If you pay an additional $30,000 of premium and the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit will increase to $1,070,000.

Hypothetical Examples of Death Benefit Option Changes

Example I ~ Change from Option 2 to Option 1

For a change from Option 2 to Option 1, the Face Amount is increased by the amount of the account value on the effective date of the change.

For example, if the policy has a Face Amount of $500,000 and an account value of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the account value, or $525,000. If you change from Option 2 to Option 1, the death benefit under Option 1 is equal to the policy Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 2 to $525,000 under Option 1 and the death benefit after the change will remain at $525,000.

Example II ~ Change from Option 3 to Option 1

For a change from Option 3 to Option 1, the Face Amount is increased by the amount of the premiums paid to the effective date of the change.

For example, if a policy has a Face Amount of $500,000, and premium payments of $12,000 have been made to-date, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid, or $512,000. If you change from Option 3 to Option 1, the death benefit under Option 1 is equal to the Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 3 to $512,000 under Option 1 and the death benefit after the change will remain at $512,000.

Example III ~ Change from Option 1 to Option 2

For a change from Option 1 to Option 2, the Face Amount will be decreased by the amount of the account value on the effective date of the change.

For example, if the policy has a Face Amount of $700,000 and an account value of $25,000, under Option 1 the death benefit is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 2, the death benefit under Option 2 is equal to the Face Amount plus the account value. Since the death benefit does not change as the result of a Death Benefit Option change, the Face Amount will be decreased by $25,000 to $675,000, and the death benefit under Option 2 after the change will remain at $700,000.

Example IV ~ Change from Option 1 to Option 3

For a change from Option 1 to Option 3, the Face Amount will be decreased by the amount of the premiums paid to the effective date of the change.

For example, if the policy has a Face Amount of $700,000 and premiums paid to-date are $30,000, the death benefit under Option 1 is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 3, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid to date. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be decreased from $700,000 under Option 1 to $670,000 under Option 3 and the death benefit after the change will remain at $700,000.

Appendix A

Example V ~ Change from Option 2 to Option 3, or from Option 3 to Option 2

For a change from Option 2 to Option 3 or from Option 3 to Option 2, the Face Amount is changed (increased or decreased) by the difference between the account value and the premiums paid to-date.

For example, if the policy has a Face Amount of $1,000,000 and an account value of $70,000 and premiums paid of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the account value, or $1,070,000. If you change from Option 2 to Option 3, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid to-date. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased by the difference between the account value and the premiums paid, or $45,000, to $1,045,000 under Option 3, maintaining a death benefit of $1,070,000.

A similar type of change would be made for a change from Option 3 to Option 2.

Appendix A

The Statement of Additional Information (SAI) contains additional information about the Separate Account and the policy. The SAI is legally incorporated into this prospectus by reference and it is legally part of this document. We file the SAI with the Securities and Exchange Commission (“SEC”). The SEC maintains a Web site (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the Public Reference Room may be obtained by calling the SEC at 202-551-8090. You may also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, D.C. 20549-4644.

For a free copy of the SAI, or for general inquiries, contact our Administrative Office:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

You can also request, free of charge, a personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling our Administrative Office.

Investment Company Act file number: 811-09020

Securities Act file number: 333-49457

Class (Contract) Identifier: C000030137

STATEMENT OF ADDITIONAL INFORMATION

C.M. LIFE INSURANCE COMPANY

(Depositor)

C.M. LIFE VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

May 1, 2009

This is not a prospectus. This Statement of Additional Information (“SAI”) should be read in conjunction with the prospectus dated May 1, 2009, for the Variable Universal Life (“VUL”) policy. The VUL policy and its prospectus may be referred to in this SAI.

For a copy of the VUL prospectus, contact your registered representative, our Administrative Office by mail at PO Box 1865, Springfield, Massachusetts, 01102-1865, or by phone (1-800-272-2216), or access the Internet at www.massmutual.com, or access the Securities and Exchange Commission website at http://www.sec.gov.

	SAI	Prospectus
General Information and History	2
• Company	2	13
• The Separate Account	2	21

Services	2

Additional Information About the Operation of the Policy and the Registrant	2
• Purchase of Shares in Underlying Investment Funds	2
• Annual Reports	2
• Incidental Benefits	3
• Benefits Available by Rider	3	40
• Death Benefit Payment Options	5	39

Underwriters	6	52
• Commissions	7
• Allowances/Overrides	8
• Progressive Compensation	8

Additional Information About Charges	8	44
• Sales Load	8
• Underwriting Procedures	9
• Increases in Face Amount	10	37

Performance Data	10

Experts	11

Financial Statements	11

Variable Universal Life

Statement of Additional Information

1

GENERAL INFORMATION AND HISTORY

Company

In this Statement of Additional Information, “The Company,” “we,” “us,” and “our” refer to C.M. Life Insurance Company (“C.M. Life”). C.M. Life, which was incorporated in Connecticut on April 25, 1980, is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions.

MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and income products and programs and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. C.M. Life’s home office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082.

The Separate Account

The Company’s Board of Directors established the Separate Account (C.M. Life Variable Life Separate Account I) on February 2, 1995, as a separate investment account of C.M. Life. It was established based on the laws of the State of Connecticut. It is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the provisions of the Investment Company Act of 1940.

SERVICES

The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the Guaranteed Principal Account, the Separate Account, the segment within the Separate Account established to receive and invest premium payments for the policies, and divisions of that segment.

ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICY AND THE REGISTRANT

Purchase of Shares in Underlying Investment Funds

Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.

Because the underlying funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists, the fund’s board will notify the insurers and take appropriate action to eliminate the conflict. Additionally, if the insurer becomes aware of such conflicts, the insurer will work with the underlying fund’s board to resolve the conflict.

Annual Reports

Each year within the 30 days following the policy anniversary date, we will mail the policy owner a report showing the following policy information:

i.	the account value at the beginning of the previous policy year,

ii.	all premiums paid since that time,

iii.	all additions to and deductions from the account value during the year, and

iv.	the account value, death benefit, net surrender value and policy debt as of the last policy anniversary.

This report may contain additional information if required by any applicable law or regulation.

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Incidental Benefits

Benefits Available by Rider

The following additional benefits are available by rider. You must qualify for the additional benefits and, in most cases, you must request them. The additional benefits are subject to the terms of both the rider and the policy. The cost of each rider is described in the prospectus. If you choose to add a rider for which we charge, you may cancel it at any time upon written request.

The terms and conditions of the riders may vary from state to state and are subject to state availability; however, the Guaranteed Insurability and the Other Insured Riders will not be issued for existing policies after December 31, 2008. In addition, the Disability Benefit and Waiver of Monthly Charges Riders may not be used in combination. After you have selected and been issued one of these two riders, you may not terminate the rider and choose the other rider.

Accelerated Death Benefit Rider. This rider advances to the owner a portion of the policy’s death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien.

An accelerated benefit will be paid when the following requirements are met: (1) we receive the owner’s written request for payment of an accelerated death benefit under the policy, (2) we receive the insured’s written authorization to release medical records to us, (3) we receive the written consent to this request of any assignee and any irrevocable beneficiary under the policy, and (4) we receive proof, satisfactory to us, that the insured has a terminal illness as defined in the rider.

The amount of the death benefit under the policy that can be considered for acceleration is determined as of the acceleration date. The acceleration date is the first date on which all the requirements for acceleration, except any confirming examination that we may require, have been met.

The amount eligible for acceleration under the rider (the “Eligible Amount”) is equal to the excess of:

•	the base policy death benefit over the policy account value; and

•

the amount payable under any life insurance rider, as long as the rider provides level or increasing coverage for at least two years after the acceleration date. All other riders are excluded from the Eligible Amount.

The owner may accelerate any portion of the Eligible Amount subject to the following limitations:

•	the minimum amount that may be accelerated is $25,000; and

•

the maximum amount that may be accelerated is equal to the lesser of 75% of the Eligible Amount or $250,000 minus the total amount accelerated under all other policies issued by us or any of our affiliates.

The benefit payment under this rider will be reduced by:

•	interest at the annual interest rate we have declared for policies in this class; and

•	a fee of not more than $250.

After the accelerated benefit payment is made, this policy will remain in force and premiums and charges will continue in accordance with the policy provisions.

Benefits under the rider may be taxable. The owner should seek tax advice prior to requesting an accelerated death benefit payment.

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The rider terminates upon any of the following events:

•	on the date an accelerated benefit payment is made,

•	if the base policy terminates,

•	if the base policy matures,

•	the base policy is changed to a different policy on which the rider is not available, or

•	two years before coverage under the policy is scheduled to terminate.

Where this rider is available, it is included automatically with the policy.

Disability Benefit Rider. This rider provides a disability benefit while the insured is totally disabled as defined in the rider. The rider provides the following monthly benefits if the insured becomes totally disabled:

•

On specific monthly charge dates, we will credit an amount to the account value equal to the specified benefit amount shown on the policy specification page for this rider. This amount will be treated as a net premium.

•	We also will waive the monthly charges due for this policy on specific monthly charge dates.

The benefits will be provided after the insured has been totally disabled for four months and all conditions of the rider have been met.

The benefits under the rider end once the insured is no longer totally disabled, satisfactory proof of continued disability is not provided to us as required, or the day before the insured’s attained age 65, unless total disability began before the insured’s attained age 60 in which case the waiver part of the monthly benefit will continue beyond attained age 65 while the insured remains totally disabled.

Guaranteed Insurability Rider. This rider is no longer issued. For policy owners who currently own this rider, it provides the right to increase the face amount of the policy without evidence of insurability on certain option dates as defined in the rider. A written application is required, however, to elect an increase in the face amount. The completed application and any premium payment needed for the increase must be received at our Administrative Office by the end of the option period.

There are two types of option dates, regular and substitute. Regular option dates coincide with the policy anniversary nearest the insured’s 25th birthday and end with the policy anniversary nearest the insured’s 46th birthday. Substitute option dates occur 91 days after the insured’s marriage, the birth of the insured’s child or adoption of a child by the insured. In the event of multiple births, the maximum increase will be the benefit amount listed in the policy’s Schedule Page multiplied by the number of children born (up to a maximum of three).

A substitute option date can be exercised only if there is a subsequent regular option date. When exercising a substitute option date, the subsequent regular option date cannot be exercised. Failure to exercise an option date does not impact your ability to exercise a future option.

The rider option amount is subject to a maximum limit of $100,000, or, if less, the face amount of the base policy on the effective date of an increase in the rider option amount.

The rider terminates:

•	after the last regular option date as defined in the rider,

•	following election of the last face amount increase that may be elected under the rider,

•	a decrease in the policy’s face amount,

•	if the policy is changed to another policy under which this rider is not available, or

•	if the policy terminates.

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Other Insured Rider. This rider is no longer issued. For policy owners who currently own this rider, it provides level term insurance on the life of up to two insureds, one of which is the insured named in the base policy. The other insured must be the base policy insured’s spouse or child.

While the policy insured is living and prior to the other insured’s attained age 70, the rider may be fully or partially converted to a flexible premium adjustable variable life policy offered at the time of conversion. The cost for the new policy will be based on the other insured’s attained age at the time of conversion. No evidence of insurability is required to convert the rider coverage.

If the insured under the rider is not the base policy insured, the rider may be converted upon the death of the insured (but only before attained age 70 of the other insured). Conversion upon the death of the base policy insured may be made at any time up to 90 days of the date we receive due proof of the base policy insured’s death.

The rider terminates on the latest rider expiration date shown in the rider’s policy specifications for an other insured, on the expiration of the 90-day conversion period following the death of the base policy insured, at the end of the grace period for any unpaid premium under the policy, upon termination of the base policy for any other reason, if the base policy is changed to a different policy on which the rider is not available, or at conversion of the remaining rider face amount under the rider.

Substitute of Insured Rider. This rider allows you to substitute a new insured in place of the current insured under the policy without incurring surrender charges. A substitute of insured is allowed if the policy is in force, you have an insurable interest in the life of the substitute insured, and the age of the substitute insured on the policy date is within the issue age range as specified in the rider.

An application and evidence of insurability satisfactory to us is required for the substitute insured.

All monthly charges after the substitution of the insured will be based on the life and risk class of the substitute insured.

The rider terminates upon the current insured’s attained age 75, at the time of the exercise of the rider, if the policy is changed to a different policy under which the rider is not available, or if the policy terminates for any other reason.

The rider is included automatically with the policy.

Substituting a new insured under the policy may have adverse tax consequences under the current federal tax law. Please consult your tax advisor.

Waiver of Monthly Charges Rider. Under this rider, we will waive the monthly charges due for the policy while the insured is totally disabled as defined in the rider.

The benefit will be provided once the insured has been totally disabled for four months and all the provisions of the rider have been met. The benefits will end when the insured is no longer totally disabled, satisfactory proof of continued total disability is not given to us as required, or the day before the insured’s attained age 65 if the disability began when the insured was attained age 60 or older.

Death Benefit Payment Options

The table below provides additional information about the death benefit payment options listed in the prospectus. None of these benefits depend on the performance of the Separate Account or the Guaranteed Principal Account. Once payments have begun, only the specified amount and interest options may be changed.

Installments for a Specified Period	Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.

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Life Income	Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period. This benefit may be increased by the Alternate Life Income provision.
Interest	We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 3%.
Installments of a Specified Amount	Fixed amount payments. The total amount paid during the first year must be at least 6% of the total amount applied. We will credit interest each month on the unpaid balance and add this interest to the unpaid balance. This interest will be an effective annual rate determined by us, but not less than 3%. Payments continue until the balance we hold is reduced to less than the agreed fixed amount. The last payment will be for the balance only.
Life Income with Payments Guaranteed for Amount Applied	Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether or not the named person lives until all payments have been made. If the named person lives beyond the payments of the total amount applied, we will continue to make monthly payments as long as the named person lives. This benefit may be increased by the Alternate Life Income provision.
Joint Lifetime Income with Reduced Payments to Survivor	Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living, or for 10 years if longer. When one dies (but not before the 10 years has elapsed), we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. After the 10 years has elapsed, payments stop when both named persons have died. This benefit may be increased by the Alternate Life Income provision.
Alternate Life Income	The named person(s) can elect to receive an alternate life income instead of receiving income based on the rates shown in the payment option rates tables. The election must be made at the time the income is to begin. The monthly alternate life income must be at least equal to the monthly income provided by a new single premium immediate annuity (first payment immediate) based on our published rates then in use when the payment option is elected. The alternate life income will not be available if we are not offering new single premium immediate annuities at the time of election.

UNDERWRITERS

Pursuant to separate underwriting agreements with MassMutual and the separate account, MML Investors Services, Inc. (“MMLISI”), a subsidiary of MassMutual, serves as principal underwriter of the policies sold by its registered representatives and MML Distributors, LLC (“MML Distributors”), a subsidiary of MassMutual, serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

Both MMLISI and MML Distributors are located at 1295 State Street, Springfield, MA 01111-001. They are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (“FINRA”). Commissions for sales of the policies by MMLISI registered representatives are paid on behalf of MMLISI to its

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registered representatives. Commissions for sales of the policies by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers. MMLISI and MML Distributors also receive compensation for their actions as principal underwriters of the policies.

During the past three years, MML Distributors and MMLISI were paid the compensation amounts shown below.

Year	MML Distributors	MMLISI
2008	$5,669	$484,340
2007	$9,031	$555,996
2006	$11,468	$474,163

The offering is on a continuous basis.

The compensation arrangements described in the paragraphs below may provide a registered representative with an incentive to sell the policy over other available policies whose issuers do not provide such compensation or which provide lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in the prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Your registered representative typically receives a portion of the compensation that is payable to his or her Broker-Dealer, depending on the agreement between the representative and his firm. We are not involved in determining compensation paid to a registered representative of an unaffiliated Broker-Dealer. You may contact, as applicable, MMLISI, your Broker-Dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

Commissions

We pay some commissions as a percentage of the premium paid in each year of coverage. The commissions distinguish between premiums paid up to the Target Premium and premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender, and risk classification of the insured. We also pay commissions as a percentage of the average monthly account value in each Policy Year after the first Policy Year.

The maximum commission percentages we pay to MMLISI registered representatives and Broker-Dealers (including Wholesale Distributors who are Broker-Dealers) are:

First Year Commission	Commission in Year 2	Commission in Years 3-10	Commission in Years 11+
50% of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium	5% of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium	3% (5% for MMLISI registered representatives during years 3-5) of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium	1% of premium paid up to the Target Premium and 1% of premium paid in excess of the Target Premium

We also pay a commission of 0.15% of the average monthly account value during the year after the first Policy Year.

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Commissions and other allowances will be paid through MMLISI and MML Distributors to agents and selling brokers for selling the policy, VUL. During the last three years, commissions, as defined in the prospectus, were paid through MML Distributors and MMLISI as shown below.

Year	MML Distributors	MMLISI
2008	$87,978	$2,210,803
2007	$42,292	$2,357,521
2006	$46,771	$2,482,385

Allowances/Overrides

MassMutual, through MML Distributors, pays expense reimbursement and other allowances in connection with the sale of the policies. The maximum allowance percentage we pay to Broker-Dealers (who are not Wholesalers) is 92% of the first year commission.

Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency.

The maximum allowance percentage we pay to Wholesale Distributors is 98% of the first Policy Year commission. The maximum overrides we pay to Wholesale Distributors are as follows: 2% of premium paid up to the Target Premium in Policy Years 2-10, 1% of premium paid over the Target Premium in all Policy Years, and 0.01% of the average monthly account value during the year after the first Policy Year.

Progressive Compensation

MassMutual may pay Progressive Compensation to Wholesale Distributors for Services in the event that the Target Premium placed through the Wholesale Distributor equals or exceeds preset Target Premium projections in certain years. The Progressive Compensation payment schedule for Wholesale Distributors may vary for specific Wholesale Distributors.

A Wholesale Distributor may qualify for a maximum of 15% of Target Premium in the first Policy Year if the Wholesale Distributor has typically produced more than $500,000 in Target Premium, which may be negotiated or eliminated. The maximum Progressive Compensation paid to a Wholesale Distributor in subsequent Policy Years is as follows: 3% of Target Premium during Policy Years 2-5.

The Target Premium includes premium paid for other MassMutual individual life insurance products placed through the Wholesale Distributor including traditional whole life, term, and universal life insurance policies as well as variable life insurance policies.

ADDITIONAL INFORMATION ABOUT CHARGES

Sales Load

We deduct a premium expense charge from each premium payment you make. The deduction is taken before any premium is applied to the policy. The maximum we will deduct is 7.5% of premium up to the premium expense factor, and 5.0% of premium over the premium expense factor. The premium expense factors are contained in a table that is maintained by the Company. The factors are based on the issue age, gender, and risk classification of the insured.

There is a charge if you fully surrender your policy or if you decrease the face amount. We may also take any applicable surrender charges if your policy lapses. Generally, these charges will apply during:

•	the first 14 years of coverage, and

•	the first 14 years after each increase in selected face amount.

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However, in no event will we deduct surrender charges after the insured’s attained age 99.

This surrender charge is also sometimes called a “deferred sales load”. The charge compensates us for expenses incurred in issuing the policy, and for face amount increases, and for the recovery of acquisition costs.

The surrender charge is a charge against the account value of the policy. The deduction is taken from the Separate Account divisions and the guaranteed principal account (excluding debt) in proportion to the values in each on the effective date of the surrender or decrease in face amount.

We calculate surrender charges separately for the initial face amount and for each increase in the face amount. They are based on the policy’s face amount, the insured’s age, gender, risk classification, and coverage year. The surrender charge for the policy is the sum of the surrender charges for the initial face amount and all face amount increases.

Your policy’s surrender charges will be listed in your policy. For the first year of coverage, the charge was based on the expense premium for that coverage. It was equal to the expense premium of the policy for standard risks multiplied by 140%.

The surrender charge is equal to the first year surrender charge multiplied by the following annual percentages:

Year	%	Year	%
1	100	8	50
2	93	9	43
3	86	10	36
4	79	11	29
5	71	12	21
6	64	13	14
7	57	14	7

In no case, however, will the surrender charge ever exceed $50 per $1,000 of face amount.

Subject to product and state availability, an endorsement to your variable life insurance policy may be available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange the policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

For more information, please contact your registered representative or call our Administrative Office.

Underwriting Procedures

Before issuing a policy we required evidence of insurability. This means that, (1) you had to complete an application and submit it to our Administrative Office, and (2) we usually required that the insured have a medical examination. Acceptance was subject to completion of all underwriting requirements and our underwriting rules.

Insurance charges will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The insurance charge rate will not exceed those shown on the policy specifications pages, which are based on the 1980 Commissioners’ Standard Ordinary Mortality Table (1980 CSO), male or female (unisex rates may be required in some states), the Nonsmoker or Smoker Table, and age of the insured on their nearest birthday.

Special risk classes are used when mortality experience in excess of the standard risk classes is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a

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multiple of 1980 CSO, male or female (unisex rates may be required in some situations), the Nonsmoker or Smoker Table, and age of the insured on their nearest birthday plus any flat extra amount assessed. The multiple will be based on the insured’s substandard rating.

There are three non-rated classes: select preferred, preferred non-tobacco, and preferred tobacco.

Increases in Face Amount

A face amount increase is accomplished by issuing an additional insurance coverage segment. Each such segment has a distinct issue age and risk class.

It is possible for risk classes of prior segments to change in order to match the risk class of a new segment. In cases where the risk classes are different, the Company may change the risk class of prior segments if doing so will reduce the insurance charges associated with the prior segments. However, the Company will not change the risk classes of prior segments when the face amount increase coincides with a conversion of an existing term life insurance policy, unless evidence of insurability acceptable to us is provided. In addition, the Company will not change the risk classes of prior segments if doing so will increase the insurance charges associated with the prior segments. Changing the risk classes of prior segments may impact the maximum premium limits, MEC premiums and minimum death benefit under the Cash Value Accumulation Test.

If you increase the face amount, the insurance charge and face amount charge will increase. In addition, a separate surrender charge schedule will apply during the first 14 years of the segment’s coverage.

Premium payments received once an increase in face amount becomes effective will be allocated to each segment of the face amount. The premium allocation will be made on a pro rata basis using the premium expense factor for each segment. If the account value (or the net surrender value if there is policy debt) is insufficient to continue the changed policy in force for three months at the new monthly charges and interest, we may require a payment sufficient to increase the account value to such amount.

PERFORMANCE DATA

From time to time, we may report historical performance for the divisions of the Separate Account available under the policy. The investment performance figures are calculated using the actual historical performance of the investment options for the periods shown in the report. When applicable, the performance will include periods before the policy was available for sale.

The performance returns in these reports will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns will not reflect any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.

From time to time, we may also report actual historical performance of the investment funds underlying each division of the Separate Account. These performance returns are determined by calculating what a $1 investment in the fund would have earned over the stated period of time.

These returns will reflect the fund operating expenses but they will not reflect the Mortality and Expense Risk Charge, any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance. Actual rates may be

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higher or lower than those reported. You may, however, consider the rates of returns we report in assessing the competence and performance of the funds’ investment advisers.

We currently post investment performance reports for VUL on our Web site at www.massmutual.com. You can also request a copy of the most recent report from your registered representative or by calling our Administrative Office at 1-800-272-2216, Monday – Friday, 8 AM to 8 PM Eastern Time. Questions about the information in these reports should be directed to your registered representative.

We may also distribute sales literature comparing the divisions of the Separate Account to established market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These comparisons may show the percentage change in the net asset values of the funds or in the accumulation unit values. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the divisions of the Separate Account being compared.

EXPERTS

The financial statements of C.M. Life Variable Life Separate Account I as of December 31, 2008 and for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended and the statutory financial statements of C.M. Life Insurance Company “the Company” as of December 31, 2008 and 2007, and for each of the years in the three-year period ended December 31, 2008, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated February 20, 2009 includes explanatory language that states that the Company changed its method of accounting for other-than-temporary impairments of structured securities as of July 1, 2008. In addition, that report includes explanatory language that states that the Company prepared the statutory financial statements using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department, (“statutory accounting practices”) which practices differ from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the Company’s statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in conformity with statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

FINANCIAL STATEMENTS

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2008

Statements of Operations and Changes in Net Assets for the years ended December 31, 2008 and 2007

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2008 and 2007

Statutory Statements of Income for the years ended December 31, 2008, 2007, and 2006

Statutory Statements of Changes in Shareholder’s Equity for the years ended December 31, 2008, 2007, and 2006

Statutory Statements of Cash Flows for the years ended December 31, 2008, 2007, and 2006

Notes to Statutory Financial Statements

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Report of Independent Registered Public Accounting Firm

The Board of Directors of C.M. Life Insurance Company and

Policy owners of C.M. Life Variable Life Separate Account I:

We have audited the accompanying statement of assets and liabilities of C.M. Life Variable Life Separate Account I (comprised of the divisions and sub-accounts listed in Note 2) (collectively, “the Account”) as of December 31, 2008, and the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of C.M. Life Variable Life Separate Account I as of December 31, 2008, and the results of its operations and changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Boston, MA

February 26, 2009

C.M. Life Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century® VP Income & Growth Division	American Century® VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP High Income Sub-Account	Fidelity® VIP Index 500 Sub-Account	Franklin Small Cap Value Securities Division

ASSETS
Investments
Number of shares	24,367	18,330	128,150	3,348,845	455,257	368,446	186,133	288,018	2,122,239	2	136	263,214

Identified cost	$243,934	$349,588	$1,726,091	$22,496,785	$3,354,662	$6,245,978	$7,104,120	$3,902,682	$53,489,063	$10	$17,419	$4,446,018

Value	$100,391	$228,579	$1,073,894	$16,141,435	$2,130,604	$4,450,830	$4,487,655	$2,485,593	$32,661,259	$7	$13,505	$2,776,907
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	538	27	-	31,241	14	54,713	-	-	5,190

Total assets	100,391	228,579	1,073,894	16,141,973	2,130,631	4,450,830	4,518,896	2,485,607	32,715,972	7	13,505	2,782,097

LIABILITIES
Payable to C.M. Life Insurance Company	11	12	18	-	-	53,005	-	-	-	7	-	-

NET ASSETS (For variable life insurance policies)	$100,380	$228,567	$1,073,876	$16,141,973	$2,130,631	$4,397,825	$4,518,896	$2,485,607	$32,715,972	$-	$13,505	$2,782,097

Outstanding Units
Policyowners	196,280	200,845	2,514,135	18,954,226	1,754,123	3,783,200	4,168,825	2,488,122	29,749,212	-	8,157	2,076,900

UNIT VALUE
Survivorship Variable Universal Life	$0.51	$1.15	$0.43	$0.96	$1.22	$1.17	$1.10	$1.05	$1.31	$-	$-	$1.35
Survivorship Variable Universal Life II	0.51	1.15	0.43	0.76	1.22	1.17	1.10	1.01	0.95	-	-	1.35
Variable Universal Life	0.51	1.13	0.42	0.86	1.20	1.16	1.08	0.99	1.12	-	-	1.33
Executive Benefit Variable Universal Life	-	-	-	-	-	-	-	-	-	-	1.66	-

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2008

	Goldman Sachs VIT Capital Growth Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Worldwide Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division

ASSETS
Investments
Number of shares	286,216	51,079	336,651	263,666	35,582	25,801	893,281	63,050	9,341	1,854,041	2,132,427	323,770

Identified cost	$2,952,664	$1,465,485	$8,230,301	$6,913,940	$747,826	$391,807	$13,423,355	$408,112	$95,021	$41,168,114	$29,656,690	$2,182,348

Value	$2,117,999	$1,213,135	$7,732,876	$5,080,850	$520,920	$212,341	$11,801,485	$271,273	$57,626	$25,305,360	$24,181,716	$1,421,149
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	22,728	329	-	-	883	-	-	20,977	-	253

Total assets	2,117,999	1,213,135	7,755,604	5,081,179	520,920	212,341	11,802,368	271,273	57,626	25,326,337	24,181,716	1,421,402

LIABILITIES
Payable to C.M. Life Insurance Company	10	24	-	-	15	7	-	6	3	-	864	-

NET ASSETS (For variable life insurance policies)	$2,117,989	$1,213,111	$7,755,604	$5,081,179	$520,905	$212,334	$11,802,368	$271,267	$57,623	$25,326,337	$24,180,852	$1,421,402

Outstanding Units
Policy owners	3,819,110	942,955	11,421,610	11,498,811	449,940	213,962	11,769,811	433,206	54,400	34,268,059	31,290,026	3,735,206

UNIT VALUE
Survivorship Variable Universal Life	$0.66	$1.30	$-	$-	$1.16	$1.00	$1.05	$0.63	$1.07	$0.77	$0.89	$0.52
Survivorship Variable Universal Life II	0.56	1.30	0.69	0.45	1.16	1.00	1.01	0.63	1.07	0.77	0.69	0.39
Variable Universal Life	0.55	1.27	0.67	0.44	1.14	0.99	0.99	0.62	1.05	0.73	0.79	0.38
Executive Benefit Variable Universal Life	-	-	-	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2008

	MML Inflation- Protected and Income Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division

ASSETS
Investments
Number of shares	220,457	315,891	1,053,443	15,037,521	69,130	1,170,643	279,714	146,665	910,750	353,808	1,547,593	549,688

Identified cost	$2,308,560	$3,428,821	$12,912,296	$15,024,074	$305,148	$12,054,922	$3,762,241	$1,983,269	$31,654,828	$3,789,141	$42,024,726	$3,794,471

Value	$2,098,749	$2,531,375	$12,621,122	$15,026,830	$213,080	$6,518,734	$2,925,976	$974,930	$23,378,949	$2,282,061	$31,276,857	$868,506
Dividends receivable	-	-	-	15,450	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	17,112	-	40,784	-	-	245	-	5,179	-	-	1,420	11,248

Total assets	2,115,861	2,531,375	12,661,906	15,042,280	213,080	6,518,979	2,925,976	980,109	23,378,949	2,282,061	31,278,277	879,754

LIABILITIES
Payable to C.M. Life Insurance Company	-	42	-	6,988	5	-	112	-	4,996	19,086	-	-

NET ASSETS (For variable life insurance policies)	$2,115,861	$2,531,333	$12,661,906	$15,035,292	$213,075	$6,518,979	$2,925,864	$980,109	$23,373,953	$2,262,975	$31,278,277	$879,754

Outstanding Units
Policy owners	1,764,424	2,858,676	7,970,456	11,781,489	333,698	6,358,316	3,947,332	855,008	30,424,361	2,444,072	22,037,609	2,906,313

UNIT VALUE
Survivorship Variable Universal Life	$1.21	$0.90	$1.67	$1.36	$0.65	$0.89	$0.94	$1.16	$0.92	$0.84	$1.64	$0.31
Survivorship Variable Universal Life II	1.21	0.90	1.61	1.25	0.65	0.98	0.75	1.16	0.56	0.94	0.94	0.31
Variable Universal Life	1.18	0.88	1.57	1.28	0.63	1.07	0.73	1.14	0.81	0.92	1.56	0.30
Executive Benefit Variable Universal Life	-	-	-	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2008

	Oppenheimer Income Sub-Account	Oppenheimer International Equity Sub-Account	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign Securities Division

ASSETS
Investments
Number of shares	4,013	4,832	3,141,461	475,900	682,551	1,742,775	30,176	47,767	300,330	310,487	1,881,967	571,827

Identified cost	$43,262	$5,908	$5,868,208	$9,339,131	$26,363,270	$8,917,059	$59,243	$55,273	$2,957,658	$6,973,581	$38,895,681	$9,297,375

Value	$25,884	$5,847	$3,801,167	$6,929,098	$18,797,452	$7,825,059	$42,246	$43,468	$2,036,239	$4,452,377	$26,140,524	$6,152,858
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	492	1,408	8,166	6,580	-	-	7,911	-	-	-

Total assets	25,884	5,847	3,801,659	6,930,506	18,805,618	7,831,639	42,246	43,468	2,044,150	4,452,377	26,140,524	6,152,858

LIABILITIES
Payable to C.M. Life Insurance Company	17	2	(2)	-	-	-	-	12	-	34,526	2,530	11,998

NET ASSETS (For variable life insurance policies)	$25,867	$5,845	$3,801,661	$6,930,506	$18,805,618	$7,831,639	$42,246	$43,456	$2,044,150	$4,417,851	$26,137,994	$6,140,860

Outstanding Units
Policy owners	24,273	3,495	3,811,855	10,029,616	29,648,193	5,191,897	40,415	41,498	2,120,299	3,928,816	19,285,965	6,255,597

UNIT VALUE
Survivorship Variable Universal Life	$-	$-	$1.01	$0.82	$0.71	$1.54	$-	$-	$0.97	$1.14	$1.51	$1.06
Survivorship Variable Universal Life II	-	-	1.01	0.70	0.36	1.50	-	-	0.97	1.14	1.09	1.00
Variable Universal Life	-	-	0.99	0.68	0.71	1.51	-	-	0.96	1.12	1.41	0.97
Executive Benefit Variable Universal Life	1.07	1.67	-	-	-	-	1.05	1.05	-	-	-	-

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2008

	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP High Income Sub-Account	Fidelity® VIP Index 500 Sub-Account	Franklin Small Cap Value Securities Division
Investment income
Dividends	$4,753	$-	$-	$433,000	$71,487	$148,192	$106,317	$49,807	$470,447	$1	$406	$40,933

Expenses
Mortality and expense risk fees and administrative charges	521	1,163	5,397	99,554	10,758	25,217	26,180	13,954	220,543	-	196	15,142

Net investment income (loss)	4,232	(1,163)	(5,397)	333,446	60,729	122,975	80,137	35,853	249,904	1	210	25,791

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(50,141)	2,522	36,034	110,605	(355,348)	(31,436)	42,384	46,654	255,512	-	2,828	(50,293)
Realized gain distribution	13,694	61,399	-	2,594,046	379,523	243,960	401,243	316,707	1,396,265	-	267	283,494

Realized gain (loss)	(36,447)	63,921	36,034	2,704,651	24,175	212,524	443,627	363,361	1,651,777	-	3,095	233,201

Change in net unrealized appreciation/depreciation of investments	(97,513)	(154,368)	(1,028,620)	(11,871,369)	(950,912)	(2,283,807)	(3,246,880)	(1,649,194)	(26,581,597)	(3)	(12,542)	(1,612,412)

Net gain (loss) on investments	(133,960)	(90,447)	(992,586)	(9,166,718)	(926,737)	(2,071,283)	(2,803,253)	(1,285,833)	(24,929,820)	(3)	(9,447)	(1,379,211)

Net increase (decrease) in net assets resulting from operations	(129,728)	(91,610)	(997,983)	(8,833,272)	(866,008)	(1,948,308)	(2,723,116)	(1,249,980)	(24,679,916)	(2)	(9,237)	(1,353,420)

Capital transactions:
Transfer of net premiums	15,937	43,962	248,394	2,636,927	208,822	444,845	747,357	289,674	5,074,488	-	78	378,131
Transfers due to death benefits	(345)	(567)	-	(100,322)	-	(1,943)	(916)	(2,005)	(260,328)	-	-	(579)
Transfers due to withdrawal of funds	9,283	(6,488)	(3,253)	(1,177,116)	(164,594)	(333,855)	(356,346)	(83,756)	(2,774,498)	2	487	(90,780)
Transfers due to policy loans, net of repayments	(167)	(2,416)	(35,654)	(165,983)	(19,160)	(142,073)	(90,544)	(18,606)	(411,760)	-	(247)	(5,986)
Transfers due to charges for administrative and insurance costs	(1,846)	(12,816)	(536,948)	(1,557,130)	(392,258)	(326,333)	(353,103)	(147,946)	(3,273,015)	-	(9,049)	(191,985)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	(2,155)	8,157	(12,173)	(935,051)	(97,050)	727,301	(155,396)	76,266	(851,068)	-	287	404,461

Net increase (decrease) in net assets resulting from capital transactions	20,707	29,832	(339,634)	(1,298,675)	(464,240)	367,942	(208,948)	113,627	(2,496,181)	2	(8,444)	493,262

Total increase (decrease)	(109,021)	(61,778)	(1,337,617)	(10,131,947)	(1,330,248)	(1,580,366)	(2,932,064)	(1,136,353)	(27,176,097)	-	(17,681)	(860,158)

NET ASSETS, at beginning of the year	209,401	290,345	2,411,493	26,273,920	3,460,879	5,978,191	7,450,960	3,621,960	59,892,069	-	31,186	3,642,255

NET ASSETS, at end of the year	$100,380	$228,567	$1,073,876	$16,141,973	$2,130,631	$4,397,825	$4,518,896	$2,485,607	$32,715,972	$-	$13,505	$2,782,097

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2008

	Goldman Sachs VIT Capital Growth Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Worldwide Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division

Investment income
Dividends	$4,001	$28,281	$15,911	$89,667	$1,139	$-	$451,794	$-	$1,844	$-	$-	$-

Expenses
Mortality and expense risk fees and administrative charges	12,649	3,008	53,584	34,517	1,359	1,342	65,119	1,294	314	182,104	146,252	8,755

Net investment income (loss)	(8,648)	25,273	(37,673)	55,150	(220)	(1,342)	386,675	(1,294)	1,530	(182,104)	(146,252)	(8,755)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	97,772	(3,851)	682,372	33,176	332	(17,610)	224,112	(756)	(8,695)	(1,273,113)	527,268	(19,322)
Realized gain distribution	-	69,262	-	-	9,406	58,886	-	-	-	-	-	-

Realized gain (loss)	97,772	65,411	682,372	33,176	9,738	41,276	224,112	(756)	(8,695)	(1,273,113)	527,268	(19,322)

Change in net unrealized appreciation/depreciation of investments	(1,612,874)	(294,890)	(6,756,823)	(4,204,156)	(242,638)	(188,031)	(4,354,905)	(182,184)	(32,334)	(17,307,447)	(14,899,259)	(1,016,412)

Net gain (loss) on investments	(1,515,102)	(229,479)	(6,074,451)	(4,170,980)	(232,900)	(146,755)	(4,130,793)	(182,940)	(41,029)	(18,580,560)	(14,371,991)	(1,035,734)

Net increase (decrease) in net assets resulting from operations	(1,523,750)	(204,206)	(6,112,124)	(4,115,830)	(233,120)	(148,097)	(3,744,118)	(184,234)	(39,499)	(18,762,664)	(14,518,243)	(1,044,489)

Capital transactions:
Transfer of net premiums	308,420	75,130	1,156,040	1,011,201	14,642	42,205	1,843,920	98,655	12,971	4,701,623	3,520,201	285,803
Transfers due to death benefits	(3,135)	-	(575)	(6,334)	-	-	(59,551)	-	-	(437,720)	(12,422)	(859)
Transfers due to withdrawal of funds	(121,292)	(37,175)	(539,469)	(376,273)	(359)	(19,169)	(1,318,670)	(18,821)	(410)	(2,351,332)	(1,616,000)	(88,413)
Transfers due to policy loans, net of repayments	(11,925)	(1,953)	(90,280)	(32,765)	(441)	(718)	(81,552)	(6,859)	-	(439,342)	(338,246)	(14,780)
Transfers due to charges for administrative and insurance costs	(167,370)	(60,021)	(761,647)	(503,181)	(13,916)	(14,321)	(1,264,195)	(20,465)	(4,133)	(3,228,205)	(2,232,721)	(151,552)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	(142,989)	1,047,593	112,161	(99,278)	661,652	(46,625)	(608,809)	34,464	(9,734)	(2,120,333)	(944,443)	(8,712)

Net increase (decrease) in net assets resulting from capital transactions	(138,291)	1,023,574	(123,770)	(6,630)	661,578	(38,628)	(1,488,857)	86,974	(1,306)	(3,875,309)	(1,623,631)	21,487

Total increase (decrease)	(1,662,041)	819,368	(6,235,894)	(4,122,460)	428,458	(186,725)	(5,232,975)	(97,260)	(40,805)	(22,637,973)	(16,141,874)	(1,023,002)

NET ASSETS, at beginning of the year	3,780,030	393,743	13,991,498	9,203,639	92,447	399,059	17,035,343	368,527	98,428	47,964,310	40,322,726	2,444,404

NET ASSETS, at end of the year	$2,117,989	$1,213,111	$7,755,604	$5,081,179	$520,905	$212,334	$11,802,368	$271,267	$57,623	$25,326,337	$24,180,852	$1,421,402

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2008

	MML Inflation- Protected and Income Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division

Investment income
Dividends	$138,647	$-	$635,408	$308,512	$7	$-	$-	$2,889	$51,432	$154,639	$686,307	$209,628

Expenses
Mortality and expense risk fees and administrative charges	7,385	13,070	55,765	62,887	1,058	41,676	18,080	5,610	165,919	14,101	209,106	11,215

Net investment income (loss)	131,262	(13,070)	579,643	245,625	(1,051)	(41,676)	(18,080)	(2,721)	(114,487)	140,538	477,201	198,413

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(53,863)	64,998	(159,501)	1,955	11,928	(266,992)	151,761	(209,835)	230,266	(106,263)	1,403,796	(148,585)
Realized gain distribution	-	3,839	-	-	-	647	-	27,318	-	-	3,015,553	-

Realized gain (loss)	(53,863)	68,837	(159,501)	1,955	11,928	(266,345)	151,761	(182,517)	230,266	(106,263)	4,419,349	(148,585)

Change in net unrealized appreciation/depreciation of investments	(199,994)	(1,610,337)	(216,841)	1,160	(154,111)	(3,858,549)	(2,007,446)	(475,288)	(19,723,830)	(1,525,441)	(26,511,689)	(2,780,865)

Net gain (loss) on investments	(253,857)	(1,541,500)	(376,342)	3,115	(142,183)	(4,124,894)	(1,855,685)	(657,805)	(19,493,564)	(1,631,704)	(22,092,340)	(2,929,450)

Net increase (decrease) in net assets resulting from operations	(122,595)	(1,554,570)	203,301	248,740	(143,234)	(4,166,570)	(1,873,765)	(660,526)	(19,608,051)	(1,491,166)	(21,615,139)	(2,731,037)

Capital transactions:
Transfer of net premiums	146,014	253,454	982,179	4,092,216	38,627	1,078,861	462,412	155,916	4,666,678	296,409	4,864,928	329,056
Transfers due to death benefits	-	-	(10,538)	(16,570)	-	(38,100)	(98)	-	(143,549)	(6,761)	(195,958)	(126)
Transfers due to withdrawal of funds	(17,299)	(150,818)	(584,610)	(10,006,526)	(436)	(493,506)	(103,681)	(114,403)	(1,632,623)	(124,934)	(2,598,380)	(182,870)
Transfers due to policy loans, net of repayments	(5,526)	(6,107)	(31,529)	(63,682)	(629)	(62,345)	(20,027)	(3,098)	(462,799)	(8,635)	(457,519)	(7,564)
Transfers due to charges for administrative and insurance costs	(114,596)	(204,086)	(916,539)	(2,322,538)	(16,997)	(621,807)	(227,813)	(68,387)	(2,663,541)	(193,616)	(2,930,285)	(177,919)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	54,828	433,727	(846,159)	8,155,085	20,260	(502,664)	(159,972)	(10,815)	(908,756)	(46,875)	(1,234,049)	107,506

Net increase (decrease) in net assets resulting from capital transactions	63,421	326,170	(1,407,196)	(162,015)	40,825	(639,561)	(49,179)	(40,787)	(1,144,590)	(84,412)	(2,551,263)	68,083

Total increase (decrease)	(59,174)	(1,228,400)	(1,203,895)	86,725	(102,409)	(4,806,131)	(1,922,944)	(701,313)	(20,752,641)	(1,575,578)	(24,166,402)	(2,662,954)

NET ASSETS, at beginning of the year	2,175,035	3,759,733	13,865,801	14,948,567	315,484	11,325,110	4,848,808	1,681,422	44,126,594	3,838,553	55,444,679	3,542,708

NET ASSETS, at end of the year	$2,115,861	$2,531,333	$12,661,906	$15,035,292	$213,075	$6,518,979	$2,925,864	$980,109	$23,373,953	$2,262,975	$31,278,277	$879,754

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2008

	Oppenheimer Income Sub-Account	Oppenheimer International Equity Sub-Account	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign Securities Division
Investment income
Dividends	$2,796	$95	$60,410	$143,227	$-	$453,659	$1,029	$2,440	$2,994	$136,812	$-	$199,659

Expenses
Mortality and expense risk fees and administrative charges	844	155	20,856	42,792	146,727	40,809	537	625	12,494	24,686	179,691	36,713

Net investment income (loss)	1,952	(60)	39,554	100,435	(146,727)	412,850	492	1,815	(9,500)	112,126	(179,691)	162,946

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(2,710)	237	323,984	169,898	313,796	171,038	(789)	(10,408)	72,592	(190,272)	936,615	228,694
Realized gain distribution	-	-	-	622,334	-	104,831	-	-	-	166,137	2,028,272	817,150

Realized gain (loss)	(2,710)	237	323,984	792,232	313,796	275,869	(789)	(10,408)	72,592	(24,135)	2,964,887	1,045,844
Change in net unrealized appreciation/depreciation of investments	(19,042)	(4,862)	(3,255,840)	(5,260,747)	(18,243,823)	(2,101,082)	(27,473)	(19,785)	(1,534,206)	(2,587,700)	(20,635,234)	(5,428,428)

Net gain (loss) on investments	(21,752)	(4,625)	(2,931,856)	(4,468,515)	(17,930,027)	(1,825,213)	(28,262)	(30,193)	(1,461,614)	(2,611,835)	(17,670,347)	(4,382,584)

Net increase (decrease) in net assets resulting from operations	(19,800)	(4,685)	(2,892,302)	(4,368,080)	(18,076,754)	(1,412,363)	(27,770)	(28,378)	(1,471,114)	(2,499,709)	(17,850,038)	(4,219,638)

Capital transactions:
Transfer of net premiums	-	-	466,405	1,238,059	4,727,778	921,398	314	36,574	254,342	562,228	3,688,697	678,330
Transfers due to death benefits	-	-	-	(6,393)	(219,670)	(5,518)	-	-	-	(130)	(65,116)	(14,501)
Transfers due to withdrawal of funds	-	-	(196,968)	(510,231)	(1,323,428)	(452,384)	2,433	56	(100,700)	(174,418)	(2,747,371)	(214,647)
Transfers due to policy loans, net of repayments	-	(231)	(11,741)	(94,381)	(486,764)	(167,035)	(1,451)	-	(6,388)	(12,405)	(339,045)	(34,529)
Transfers due to charges for administrative and insurance costs	(32,627)	(311)	(408,816)	(699,400)	(2,340,843)	(624,137)	(9,367)	(66,001)	(111,743)	(274,383)	(2,594,922)	(444,087)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	-	-	20,229	(180,669)	(1,115,885)	87,040	1,149	-	(151,221)	385,718	(1,048,051)	318,296

Net increase (decrease) in net assets resulting from capital transactions	(32,627)	(542)	(130,891)	(253,015)	(758,812)	(240,636)	(6,922)	(29,371)	(115,710)	486,610	(3,105,808)	288,862

Total increase (decrease)	(52,427)	(5,227)	(3,023,193)	(4,621,095)	(18,835,566)	(1,652,999)	(34,692)	(57,749)	(1,586,824)	(2,013,099)	(20,955,846)	(3,930,776)

NET ASSETS, at beginning of the year	78,294	11,072	6,824,854	11,551,601	37,641,184	9,484,638	76,938	101,205	3,630,974	6,430,950	47,093,840	10,071,636

NET ASSETS, at end of the year	$25,867	$5,845	$3,801,661	$6,930,506	$18,805,618	$7,831,639	$42,246	$43,456	$2,044,150	$4,417,851	$26,137,994	$6,140,860

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2007

	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP High Income Sub-Account	Fidelity® VIP Index 500 Sub-Account	Franklin Small Cap Value Securities Division
Investment income
Dividends	$4,702	$-	$-	$515,130	$63,042	$128,383	$114,023	$35,805	$537,130	$1	$1,248	$26,764

Expenses
Mortality and expense risk fees and administrative charges	633	1,231	6,871	129,959	14,793	24,935	32,238	17,579	263,416	-	321	18,971

Net investment income (loss)	4,069	(1,231)	(6,871)	385,171	48,249	103,448	81,785	18,226	273,714	1	927	7,793

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(2,067)	12,033	132,280	799,635	(13,768)	140,643	182,775	333,413	1,516,111	-	2,761	256,882
Realized gain distribution	17,749	-	-	-	326,915	188,811	241,954	262,390	14,328,352	-	-	275,213

Realized gain (loss)	15,682	12,033	132,280	799,635	313,147	329,454	424,729	595,803	15,844,463	-	2,761	532,095
Change in net unrealized appreciation/depreciation of investments	(51,404)	18,243	32,037	(1,290,175)	(569,235)	(127,677)	(199,697)	(697,072)	(7,369,709)	(1)	(1,951)	(620,012)

Net gain (loss) on investments	(35,722)	30,276	164,317	(490,540)	(256,088)	201,777	225,032	(101,269)	8,474,754	(1)	810	(87,917)

Net increase (decrease) in net assets resulting from operations	(31,653)	29,045	157,446	(105,369)	(207,839)	305,225	306,817	(83,043)	8,748,468	-	1,737	(80,124)

Capital transactions:
Transfer of net premiums	11,645	36,888	599,631	2,984,643	251,038	466,374	850,034	315,986	5,540,591	-	98	340,167
Transfers due to death benefits	-	-	-	(9,255)	-	-	(2,204)	(628)	(110,595)	-	-	-
Transfers due to withdrawal of funds	820	(2,741)	(10,272)	(982,741)	(102,611)	(40,958)	(162,183)	(160,498)	(2,377,615)	-	1	(464,026)
Transfers due to policy loans, net of repayments	(352)	(1,477)	(33,617)	(523,122)	(43,379)	(65,012)	(180,201)	(30,731)	(1,058,482)	-	-	(26,774)
Transfers due to charges for administrative and insurance costs	(4,775)	(13,307)	(418,235)	(1,605,867)	(365,087)	(288,832)	(346,953)	(155,457)	(3,190,951)	-	(9,554)	(200,639)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	113,094	(16,873)	38,395	(633,349)	210,851	632,976	431,445	(309,963)	236,842	-	291	15,461

Net increase (decrease) in net assets resulting from capital transactions	120,432	2,490	175,902	(769,691)	(49,188)	704,548	589,938	(341,291)	(960,210)	-	(9,164)	(335,811)

Total increase (decrease)	88,779	31,535	333,348	(875,060)	(257,027)	1,009,773	896,755	(424,334)	7,788,258	-	(7,427)	(415,935)

NET ASSETS, at beginning of the year	120,622	258,810	2,078,145	27,148,980	3,717,906	4,968,418	6,554,205	4,046,294	52,103,811	-	38,613	4,058,190

NET ASSETS, at end of the year	$209,401	$290,345	$2,411,493	$26,273,920	$3,460,879	$5,978,191	$7,450,960	$3,621,960	$59,892,069	$-	$31,186	$3,642,255

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2007

	Goldman Sachs VIT Capital Growth Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Worldwide Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division
Investment income
Dividends	$6,894	$8,470	$42,051	$69,081	$756	$-	$517,407	$-	$1,276	$1,021,098	$686,309	$12,698

Expenses
Mortality and expense risk fees and administrative charges	15,222	1,340	53,631	42,741	448	1,813	75,852	1,258	336	247,693	184,043	10,702

Net investment income (loss)	(8,328)	7,130	(11,580)	26,340	308	(1,813)	441,555	(1,258)	940	773,405	502,266	1,996

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	245,231	18,431	529,931	95,258	3,023	5,649	284,970	26,022	973	(324,856)	1,134,160	35,446
Realized gain distribution	-	-	-	-	767	28,139	-	-	9,448	5,975,008	-	-

Realized gain (loss)	245,231	18,431	529,931	95,258	3,790	33,788	284,970	26,022	10,421	5,650,152	1,134,160	35,446
Change in net unrealized appreciation/depreciation of investments	89,650	9,032	3,201,009	628,766	4,197	(26,694)	171,127	20,639	(8,551)	(4,577,200)	310,877	57,930

Net gain (loss) on investments	334,881	27,463	3,730,940	724,024	7,987	7,094	456,097	46,661	1,870	1,072,952	1,445,037	93,376

Net increase (decrease) in net assets resulting from operations	326,553	34,593	3,719,360	750,364	8,295	5,281	897,652	45,403	2,810	1,846,357	1,947,303	95,372

Capital transactions:
Transfer of net premiums	394,055	38,357	1,267,320	1,157,817	7,888	62,294	1,987,360	81,291	11,941	5,317,483	3,910,361	293,109
Transfers due to death benefits	-	-	(13,191)	(9,833)	-	-	(5,738)	-	-	(41,872)	(79,982)	(414)
Transfers due to withdrawal of funds	(101,526)	(1,612)	(376,393)	(414,150)	(47)	(365)	(657,514)	(16,673)	(621)	(2,228,441)	(1,554,151)	(81,086)
Transfers due to policy loans, net of repayments	(30,314)	(1,652)	(196,925)	(98,049)	(491)	(12,854)	(424,118)	(2,330)	-	(1,021,225)	(422,592)	(40,693)
Transfers due to charges for administrative and insurance costs	(172,779)	(44,551)	(663,580)	(527,709)	(4,028)	(14,903)	(1,216,893)	(15,392)	(3,804)	(3,451,635)	(2,420,513)	(148,308)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	(110,354)	21,460	(35,158)	99,817	(5,715)	54,626	(342,368)	3,904	35,815	(1,047,915)	(567,089)	(88,429)

Net increase (decrease) in net assets resulting from capital transactions	(20,918)	12,002	(17,927)	207,893	(2,393)	88,798	(659,271)	50,800	43,331	(2,473,605)	(1,133,966)	(65,821)

Total increase (decrease)	305,635	46,595	3,701,433	958,257	5,902	94,079	238,381	96,203	46,141	(627,248)	813,337	29,551

NET ASSETS, at beginning of the year	3,474,395	347,148	10,290,065	8,245,382	86,545	304,980	16,796,962	272,324	52,287	48,591,558	39,509,389	2,414,853

NET ASSETS, at end of the year	$3,780,030	$393,743	$13,991,498	$9,203,639	$92,447	$399,059	$17,035,343	$368,527	$98,428	$47,964,310	$40,322,726	$2,444,404

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2007

	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division
Investment income
Dividends	$86,281	$36,343	$693,009	$723,992	$73	$88,140	$5,643	$-	$96,205	$173,671	$743,792	$244,000

Expenses
Mortality and expense risk fees and administrative charges	6,405	15,246	55,166	61,848	962	55,473	21,778	6,832	202,413	14,683	269,736	14,293

Net investment income (loss)	79,876	21,097	637,843	662,144	(889)	32,667	(16,135)	(6,832)	(106,208)	158,988	474,056	229,707

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(36,364)	300,465	(27,163)	454	5,678	182,860	393,598	20,227	85,765	(6,620)	2,065,294	39,467
Realized gain distribution	-	-	-	-	-	1,049,193	162,111	397,451	-	-	2,703,725	-

Realized gain (loss)	(36,364)	300,465	(27,163)	454	5,678	1,232,053	555,709	417,678	85,765	(6,620)	4,769,019	39,467
Change in net unrealized appreciation/depreciation of investments	94,948	(183,393)	245,791	1,213	31,883	(1,411,404)	(140,540)	(554,361)	5,491,661	(14,075)	(2,058,571)	(289,684)

Net gain (loss) on investments	58,584	117,072	218,628	1,667	37,561	(179,351)	415,169	(136,683)	5,577,426	(20,695)	2,710,448	(250,217)

Net increase (decrease) in net assets resulting from operations	138,460	138,169	856,471	663,811	36,672	(146,684)	399,034	(143,515)	5,471,218	138,293	3,184,504	(20,510)

Capital transactions:
Transfer of net premiums	131,570	307,926	1,226,973	2,198,857	20,298	1,303,968	558,675	189,247	5,310,666	501,418	5,476,127	377,309
Transfers due to death benefits	-	-	(9,453)	(4,696)	-	(2,034)	(4,216)	-	(89,512)	(3,657)	(28,973)	(3,111)
Transfers due to withdrawal of funds	(21,097)	(121,626)	(367,193)	(5,395,170)	(399)	(503,195)	(157,054)	(56,905)	(1,667,558)	(57,006)	(2,462,027)	(82,973)
Transfers due to policy loans, net of repayments	(6,203)	(18,977)	(335,238)	(62,706)	(746)	(165,193)	(62,220)	(10,626)	(1,270,173)	(34,129)	(1,267,295)	(15,320)
Transfers due to charges for administrative and insurance costs	(75,038)	(193,295)	(767,154)	(2,118,375)	(14,305)	(674,754)	(234,842)	(68,642)	(2,736,911)	(175,532)	(3,075,869)	(197,573)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	(349,497)	(80,821)	549,017	4,313,112	67,353	(495,208)	(146,265)	341,966	(1,347,805)	400,699	(2,195,332)	28,730

Net increase (decrease) in net assets resulting from capital transactions	(320,265)	(106,793)	296,952	(1,068,978)	72,201	(536,416)	(45,922)	395,040	(1,801,293)	631,793	(3,553,369)	107,062

Total increase (decrease)	(181,805)	31,376	1,153,423	(405,167)	108,873	(683,100)	353,112	251,525	3,669,925	770,086	(368,865)	86,552

NET ASSETS, at beginning of the year	2,356,840	3,728,357	12,712,378	15,353,734	206,611	12,008,210	4,495,696	1,429,897	40,456,669	3,068,467	55,813,544	3,456,156

NET ASSETS, at end of the year	$2,175,035	$3,759,733	$13,865,801	$14,948,567	$315,484	$11,325,110	$4,848,808	$1,681,422	$44,126,594	$3,838,553	$55,444,679	$3,542,708

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2007

	Oppenheimer Income Sub-Account	Oppenheimer International Equity Sub-Account	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign Securities Division
Investment income
Dividends	$5,150	$100	$49,320	$116,921	$-	$316,576	$956	$3,519	$15,294	$110,626	$100,566	$180,945
Expenses
Mortality and expense risk fees and administrative charges	1,232	178	21,860	53,925	191,815	40,182	736	1,034	14,096	28,518	217,409	41,233

Net investment income (loss)	3,918	(78)	27,460	62,996	(191,815)	276,394	220	2,485	1,198	82,108	(116,843)	139,712

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,048	465	312,187	307,920	902,843	181,189	2,603	5,260	147,814	141,390	1,546,600	559,820
Realized gain distribution	-	-	-	-	-	-	-	-	-	382,796	4,978,002	412,715

Realized gain (loss)	1,048	465	312,187	307,920	902,843	181,189	2,603	5,260	147,814	524,186	6,524,602	972,535
Change in net unrealized appreciation/depreciation of investments	(2,273)	734	287,215	85,923	1,505,962	352,875	426	(1,884)	218,417	(478,691)	635,067	170,933

Net gain (loss) on investments	(1,225)	1,199	599,402	393,843	2,408,805	534,064	3,029	3,376	366,231	45,495	7,159,669	1,143,468

Net increase (decrease) in net assets resulting from operations	2,693	1,121	626,862	456,839	2,216,990	810,458	3,249	5,861	367,429	127,603	7,042,826	1,283,180

Capital transactions:
Transfer of net premiums	(3)	-	390,156	1,481,416	5,272,437	1,027,411	392	11,408	238,747	539,770	4,246,518	689,877
Transfers due to death benefits	-	-	-	(1,745)	(91,510)	(3,928)	-	-	-	-	(31,210)	(1,984)
Transfers due to withdrawal of funds	-	-	(123,439)	(368,827)	(2,230,084)	(409,047)	14	-	(46,395)	(273,843)	(1,949,818)	(205,553)
Transfers due to policy loans, net of repayments	-	-	(65,787)	(388,463)	(949,750)	(98,885)	-	-	(4,764)	(50,733)	(999,309)	(90,540)
Transfers due to charges for administrative and insurance costs	(32,194)	(505)	(225,626)	(716,415)	(2,524,042)	(506,262)	(9,521)	(43,014)	(98,974)	(252,941)	(2,572,296)	(408,227)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	-	-	2,394,150	(288,370)	(1,319,336)	243,397	1,163	(1)	248,028	726,491	(833,241)	288,907

Net increase (decrease) in net assets resulting from capital transactions	(32,197)	(505)	2,369,454	(282,404)	(1,842,285)	252,686	(7,952)	(31,607)	336,642	688,744	(2,139,356)	272,480

Total increase (decrease)	(29,504)	616	2,996,316	174,435	374,705	1,063,144	(4,703)	(25,746)	704,071	816,347	4,903,470	1,555,660

NET ASSETS, at beginning of the year	107,798	10,456	3,828,538	11,377,166	37,266,479	8,421,494	81,641	126,951	2,926,903	5,614,603	42,190,370	8,515,976

NET ASSETS, at end of the year	$78,294	$11,072	$6,824,854	$11,551,601	$37,641,184	$9,484,638	$76,938	$101,205	$3,630,974	$6,430,950	$47,093,840	$10,071,636

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

Notes To Financial Statements

1.	ORGANIZATION

C.M. Life Insurance Company (“C.M. Life”) was formerly a wholly owned stock life insurance subsidiary of Connecticut Mutual Life Insurance Company (“CML”). On February 29, 1996, CML merged with and into Massachusetts Mutual Life Insurance Company (“MassMutual”). Upon the merger, CML’s existence ceased and MassMutual became the surviving company under the name Massachusetts Mutual Life Insurance Company. C.M. Life became a wholly owned subsidiary of MassMutual.

C.M. Life Variable Life Separate Account I (“Separate Account I”) is a separate investment account established on February 2, 1995, by C.M. Life in accordance with the laws of the State of Connecticut.

C.M. Life maintains four segments within Separate Account I. The initial segment, Executive Benefit Variable Universal Life (“EBVUL Segment”) is used exclusively for C.M. Life’s individual flexible premium variable life insurance policy, known as Executive Benefit Variable Universal Life. The EBVUL policy is no longer offered for sale. Policy owners may continue, however, to make premium payments under existing policies.

On November 12, 1997, C.M. Life established a second segment, Survivorship Variable Universal Life (“SVUL Segment”) within Separate Account I to be used exclusively for C.M. Life’s survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life. This policy is no longer offered for sale. Policy owners may continue, however, to make premium payments under existing policies.

On November 12, 1997, C.M. Life established a third segment, Variable Universal Life (“VUL Segment”) within Separate Account I to be used exclusively for C.M. Life’s flexible premium adjustable variable life insurance policy, known as Variable Universal Life. This policy is no longer offered for sale. Policy owners may continue, however, to make premium payments under existing policies.

On November 23, 1999, C.M. Life established a fourth segment, Survivorship Variable Universal Life II (“SVUL II Segment”) within Separate Account I to be used exclusively for C.M. Life’s survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life II. This policy is no longer offered for sale. Policy owners may continue, however, to make premium payments under existing policies.

Separate Account I is registered as a unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of Separate Account I are clearly identified and distinguished from C.M. Life’s other assets and liabilities. The portion of Separate Account I’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business C.M. Life may conduct.

2.	INVESTMENT OF SEPARATE ACCOUNT I’s ASSETS

Separate Account I consists of forty-nine divisions/sub-accounts which invest in the following mutual funds of the same name unless stated otherwise:

AIM Variable Insurance Funds (“AIM V.I.”), is a diversified, open-end, management investment company registered under the 1940 Act with three of its Funds available to Separate Account I: AIM V.I. Financial Services Fund (Series I), AIM V.I. Global Health Care Fund (Series I) and AIM V.I. Technology Fund (Series I). Invesco Aim Advisors, Inc. is the investment adviser to the Funds. Advisory entities affiliated with Invesco Aim Advisors, Inc. serve as investment sub-advisers to the Funds.

American Century Variable Portfolios, Inc. (“American Century VP”) is a diversified, open-end, management investment company registered under the 1940 Act with two of its Funds available to Separate Account I: American Century VP Income & Growth Fund (Class I) and American Century VP Value Fund (Class I). American Century Investment Management, Inc. is the investment adviser to the Funds.

Notes To Financial Statements (Continued)

American Funds Insurance Series® (“American Funds”) is a diversified, open-end, management investment company registered under the 1940 Act with two of its Funds available to Separate Account I: American Funds® Asset Allocation Fund (Class 2) and American Funds® Growth-Income Fund (Class 2). Capital Research and Management Company is the investment adviser to the Funds.

DWS VIT Investment Funds (“DWS VIT”) is an investment company registered under the 1940 Act with one of its Funds available to Separate Account I: DWS Small Cap Index VIP (Class A). Deutsche Investment Management Americas Inc. (“DIMA”) serves as the investment adviser to the Fund. Northern Trust Investments, N.A., serves as investment sub-adviser to this Fund.

Fidelity® Variable Insurance Products Fund (“Fidelity VIP”), Fidelity Variable Insurance Products II and Fidelity® Variable Insurance Products V are open-end, management investment companies registered under the 1940 Act with four of their Portfolios available to Separate Account I: Fidelity® VIP Contrafund® Portfolio (Initial Class), Fidelity® VIP High Income Portfolio (Initial Class), Fidelity® VIP Index 500 Portfolio (Initial Class) and Fidelity VIP Money Market Portfolio (Initial Class) (this Portfolio did not have any investment or unit activity in 2008 and 2007). Fidelity Management & Research Company (“FMR”) is the investment adviser to Fidelity® VIP Contrafund® Portfolio (Initial Class), Fidelity® VIP High Income Portfolio (Initial Class), Fidelity® VIP Index 500 Portfolio and Fidelity VIP Money Market Portfolio (Initial Class). FMR Co., Inc. (“FMRC”) a wholly owned subsidiary of FMR, and Fidelity Research & Analysis Company (“FRAC”) (formerly known as Fidelity Management & Research (Far East) Inc.) serve as sub-advisers to the Fidelity® VIP Contrafund® Portfolio (Initial Class), Fidelity VIP High Income Portfolio (Initial Class) and Fidelity VIP Money Market Portfolio (Initial Class). FMRC and Geode Capital Management, LLC serves as investment co-sub-advisers to the Fidelity VIP Index 500 Portfolio (Initial Class). Fidelity Investments Money Management, Inc. also serves as additional sub-adviser to the Fidelity VIP Money Market Portfolio (Initial Class). The following affiliates also serve as sub-advisers assisting FMR with foreign investments for the Fidelity® VIP Contrafund® Portfolio (Initial Class) and Fidelity® VIP High Income Portfolio (Initial Class): Fidelity Management & Research (U.K.) Inc., Fidelity International Investment Advisors, Fidelity International Investments Advisors (U.K.) Limited, and Fidelity Investments Japan Limited.

Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton VIP Trust”) is an open-end, management investment company registered under the 1940 Act with two of its Funds available to Separate Account I: Franklin Small Cap Value Securities Fund (Class 2) and Templeton Foreign Securities Fund (Class 2). Franklin Advisory Services, LLC is the investment manager to the Franklin Small Cap Value Securities Fund (Class 2) and Templeton Investment Counsel, LLC is the investment manager to the Templeton Foreign Securities Fund (Class 2).

Goldman Sachs Variable Insurance Trust (“Goldman Sachs VIT”) is an open-end, management investment company registered under the 1940 Act with one of its Funds available to Separate Account I: Goldman Sachs VIT Capital Growth Fund (Institutional). Goldman Sachs Asset Management L.P., a separate business unit of the Investment Management Division of Goldman Sachs & Co., serves as investment adviser to the Fund.

Janus Aspen Series (“Janus Aspen”) is an open-end, management investment company registered under the 1940 Act with three of its Portfolios available to Separate Account I: Janus Aspen Balanced Portfolio (Service), Janus Aspen Forty Portfolio (Institutional) and Janus Aspen Worldwide Growth Portfolio (Institutional). Janus Capital Management LLC is the investment adviser to these Portfolios.

MFS® Variable Insurance TrustSM (“MFS Trust”) is an open-end, investment management company registered under the 1940 Act with two of its separate Series of shares available to Separate Account I: MFS® Investors Trust Series (Initial Class) and MFS® New Discovery Series (Initial Class). Massachusetts Financial Services Company serves as investment adviser to these Series.

MML Series Investment Fund (“MML Trust”) is an open-end, investment company registered under the 1940 Act with six of its separate Series (“MML Trust Funds”) available to Separate Account I: MML Emerging Growth Fund (Initial Class), MML Equity Index Fund (Class II), MML Growth Equity Fund (Initial Class), MML Large Cap Value Fund (Initial Class), MML NASDAQ-100® Fund1 (Initial Class) (prior to November 30, 2007, this Fund was called MML OTC 100 Fund), and

[1]

NASDAQ®, NASDAQ-100® and NASDAQ-100 Index® are trademarks of The NASDAQ Stock Market, Inc. (together with its affiliates, “NASDAQ”) and are licensed for use by the Fund. The Fund/Division has not been passed on by NASDAQ as to its legality or suitability. The Fund/Division is not issued, endorsed, sold or promoted by NASDAQ. NASDAQ makes no warranties and bears no liability with respect to The Fund/Division.

Notes To Financial Statements (Continued)

MML Small Cap Growth Equity Fund (Initial Class). MassMutual serves as investment adviser to each of these MML Trust Funds pursuant to an investment management agreement. MassMutual has entered into a sub-advisory agreement with T. Rowe Price Associates, Inc. to serve as the investment sub-adviser to the MML Growth Equity Fund (Initial Class) (prior to November 28, 2007, Grantham, Mayo, Van Otterloo & Co. LLC was the Funds’ investment sub-adviser). MassMutual has entered into sub-advisory agreements with Essex Investment Management Company, LLC and Insight Capital Research & Management, Inc. (“Insight Capital”), pursuant to which each serves as investment sub-adviser to a portion of the MML Emerging Growth Fund (Initial Class) (prior to September 10, 2008, Delaware Management Company and Insight Capital were the Fund’s investment sub-advisers). MassMutual has entered into a sub-advisory agreement with Northern Trust Investments, N.A. (“Northern Trust”) whereby Northern Trust manages the investments of the MML Equity Index Fund (Class II) and MML NASDAQ-100® Fund (Initial Class). MassMutual has entered into a sub-advisory agreement with Davis Selected Advisers, L.P. to serve as the investment sub-adviser to the MML Large Cap Value Fund (Initial Class). MassMutual has entered into sub-advisory agreements with Wellington Management Company, LLP and Waddell & Reed Investment Management Company pursuant to which each serves as investment sub-adviser for a portion of the MML Small Cap Growth Equity Fund (Initial Class).

MML Series Investment Fund II (“MML II Trust”) is an open-end, investment company registered under the 1940 Act with eight of its separate Series (“MML II Trust Funds”) available to Separate Account I: MML Blend Fund (Initial Class), MML Enhanced Index Core Equity Fund (Initial Class), MML Equity Fund (Initial Class), MML Inflation-Protected and Income Fund (Initial Class) (prior to May 1, 2008, this Fund was called MML Inflation-Protected Bond Fund), MML Managed Bond Fund (Initial Class), MML Money Market Fund (Initial Class), MML Small Cap Equity Fund (Initial Class), and MML Small Company Opportunities Fund (Initial Class). MassMutual serves as investment adviser to each of these MML II Trust Funds pursuant to an investment management agreement. MassMutual has entered into sub-advisory agreements with Babson Capital Management LLC (“Babson Capital”), a wholly owned subsidiary of MassMutual, pursuant to which Babson Capital serves as the investment sub-adviser to the MML Blend Fund (Initial Class), MML Enhanced Index Core Equity Fund (Initial Class), MML Inflation-Protected Bond Fund (Initial Class), MML Managed Bond Fund (Initial Class), and MML Money Market Fund (Initial Class). MassMutual has entered into sub-advisory agreements with AllianceBernstein L.P. (“AllianceBernstein”) and OppenheimerFunds, Inc. (“OFI”), a wholly owned subsidiary of MassMutual, whereby AllianceBernstein and OFI each serve as investment sub-adviser to the MML Equity Fund (Initial Class). MassMutual has entered into a sub-advisory agreement with OFI to serve as investment sub-adviser to the MML Small Cap Equity Fund (Initial Class) and MML Small Company Opportunities Fund (Initial Class).

Oppenheimer Variable Account Funds (“Oppenheimer Funds”) is an open-end, management investment company registered under the 1940 Act with seven of its Funds available to Separate Account I: Oppenheimer Capital Appreciation Fund/VA (Non-Service), Oppenheimer Core Bond Fund/VA (Non-Service) (the Oppenheimer Income Sub-Account and Oppenheimer Core Bond Division invest in this Fund), Oppenheimer Global Securities Fund/VA (Non-Service), Oppenheimer High Income Fund/VA (Non-Service), Oppenheimer Main Street Fund®/VA (Non-Service), Oppenheimer MidCap Fund/VA (Non-Service) and Oppenheimer Strategic Bond Fund/VA (Non-Service). OppenheimerFunds, Inc., a wholly owned subsidiary of MassMutual, serves as investment adviser to these Oppenheimer Funds.

Panorama Series Fund, Inc. (“Panorama Fund”) is an open-end, management investment company registered under the 1940 Act with three of its Funds/Portfolios available to Separate Account I: Oppenheimer International Growth Fund/VA (Non-Service), (the Oppenheimer International Equity Sub-Account and the Oppenheimer International Growth Division invest in this Fund), Panorama Growth Portfolio (Non-Service) and Panorama Total Return Portfolio (Non-Service). OppenheimerFunds, Inc., a wholly owned subsidiary of MassMutual, serves as investment adviser to these Panorama Fund/Portfolios.

T. Rowe Price Equity Series, Inc. is a diversified, open-end, investment company registered under the 1940 Act with three of its Portfolios available to Separate Account I: T. Rowe Price Blue Chip Growth Portfolio, T. Rowe Price Equity Income Portfolio and T. Rowe Price Mid-Cap Growth Portfolio. The T. Rowe Price Mid-Cap Growth Portfolio is not available as an investment choice for contracts issued on May 1, 2004 or later. T. Rowe Price Associates, Inc. is the investment adviser to these Portfolios.

In addition to the forty-nine divisions/sub-accounts, policy owners may also allocate funds to the Guaranteed Principal Account (“GPA”)/Fixed Account, which is part of C.M. Life’s general investment account. The general investment account is not registered as an investment company under the 1940 Act.

Notes To Financial Statements (Continued)

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by Separate Account I in preparation of the financial statements in conformity with U.S. generally accepted accounting principles (hereinafter referred to as “generally accepted accounting principles”).

A.	Investment Valuation

Investments in the investment divisions/sub-accounts are valued at the closing net asset value of each of the respective underlying Funds/Portfolios, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-dividend date, and are reinvested in the underlying investment divisions/sub-accounts.

C.	Federal Income Taxes

C.M. Life is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Separate Account I is part of C.M. Life’s total operations and is not taxed separately. Separate Account I is not taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to policies, which depend on Separate Account I’s investment performance. Accordingly, no provision for federal income tax has been made. C.M. Life may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to Separate Account I.

D.	Policy Charges

See Note 8B for charges associated with the policies.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Policy Loans

When a policy loan is made, Separate Account I transfers the amount of the loan to C.M. Life, thereby decreasing both the investments and the net assets of Separate Account I by an equal amount. The policy owner is charged interest on the outstanding policy loan amount generally equal to either a fixed interest rate of 4 to 8% per year or (in all qualifying jurisdictions) an adjustable loan rate, where applicable. The adjustable loan rate is determined each year for the following policy year.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. The amount of the loan earns interest at a rate equal to the greater of either a fixed interest rate generally equal to 3% of the loan or the policy loan rate less the loan interest rate expense charge. This amount does not participate in Separate Account I’s investment performance.

Notes To Financial Statements (Continued)

4.	FAIR VALUE OF FINANCIAL STATEMENTS

SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, Separate Account I, generally, uses market approach as the valuation technique due to the nature of the mutual fund investments offered in Separate Account I. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The net assets of Separate Account I are measured at fair value on a recurring basis. All the net assets are categorized as Level 1 as of December 31, 2008.

Separate Account I does not have any assets or liabilities reported at fair value on a non-recurring basis required to be disclosed under SFAS 157.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

Pursuant to separate underwriting agreements with C.M. Life and Separate Account I, MML Investors Services, Inc. (“MMLISI”) serves as principal underwriter of the policies sold by its registered representatives and MML Distributors, LLC (“MML Distributors”) serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

Both MMLISI and MML Distributors are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority. Commissions for sales of policies by MMLISI registered representatives are paid on behalf of MMLISI to its registered representatives. Commissions for sales of policies by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers. MMLISI and MML Distributors also receive compensation for their actions as principal underwriters of the policies.

The policies are no longer offered for sale to the public. Policy owners may continue, however, to make purchase payments under existing policies.

B.	Receivable from/Payable to C.M. Life

Certain fees such as cost of insurance fees and mortality and expense fees are charges paid between the General Account and Separate Account I.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2008 were as follows:

	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP High Income Sub-Account	Fidelity® VIP Index 500 Sub-Account	Franklin Small Cap Value Securities Division

Cost of purchases	$118,018	$191,254	$217,695	$4,355,377	$985,245	$1,683,310	$1,509,082	$861,745	$5,178,641	$1	$1,524	$1,341,525
Proceeds from sales	(79,390)	(101,204)	(562,447)	(2,743,837)	(1,009,268)	(895,315)	(1,262,614)	(395,582)	(6,013,543)	-	(9,502)	(544,308)

	Goldman Sachs VIT Capital Growth Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Worldwide Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division
Cost of purchases	$430,047	$1,266,830	$1,253,398	$799,642	$737,237	$132,426	$1,417,236	$182,553	$16,531	$2,099,942	$2,919,401	$217,011
Proceeds from sales	(577,589)	(148,660)	(1,400,020)	(741,381)	(66,485)	(113,533)	(2,554,349)	(96,901)	(16,319)	(6,191,481)	(4,684,122)	(203,196)

	MML Inflation- Protected and Income Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division
Cost of purchases	$741,807	$674,022	$2,361,185	$7,900,768	$98,229	$653,779	$483,583	$301,017	$2,406,565	$680,159	$8,108,687	$943,374
Proceeds from sales	(564,299)	(357,176)	(3,210,325)	(7,773,988)	(58,481)	(1,329,951)	(551,044)	(322,205)	(3,683,265)	(602,829)	(7,126,269)	(687,305)

	Oppenheimer Income Sub-Account	Oppenheimer International Equity Sub-Account	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign Securities Division
Cost of purchases	$2,796	$340	$1,157,700	$1,618,930	$2,376,240	$2,368,692	$4,924	$39,068	$648,228	$1,967,350	$3,790,160	$2,494,767
Proceeds from sales	(33,476)	(957)	(1,247,838)	(1,139,094)	(3,272,597)	(2,097,907)	(11,367)	(66,633)	(781,419)	(1,166,796)	(4,995,223)	(1,209,211)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

The changes in outstanding units for the two years ended December 31, 2008 were as follows:

December 31, 2008	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Index 500 Sub-Account	Franklin Small Cap Value Securities Division	Goldman Sachs VIT Capital Growth Division

Units purchased	18,729	38,205	396,432	2,502,576	155,701	322,232	536,851	237,471	3,574,662	306	227,839	418,888
Units withdrawn	(4,192)	(14,664)	(979,106)	(2,730,126)	(405,984)	(570,490)	(565,612)	(196,909)	(4,282,391)	(3,909)	(171,616)	(382,750)
Units transferred between Divisions/Sub-Accounts and to/from GPA/Fixed Account	16,049	(3,956)	(25,819)	(861,231)	(72,680)	423,086	(54,662)	67,481	(645,053)	-	207,057	(153,028)

Net increase (decrease)	30,586	19,585	(608,493)	(1,088,781)	(322,963)	174,828	(83,423)	108,043	(1,352,782)	(3,603)	263,280	(116,890)

December 31, 2008 (Continued)	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Worldwide Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected and Income Division

Units purchased	55,444	1,257,531	1,735,369	10,766	39,738	1,649,387	119,613	9,707	4,865,049	3,711,464	575,022	124,759
Units withdrawn	(71,828)	(1,367,957)	(1,463,527)	(10,530)	(29,200)	(2,376,391)	(60,377)	(3,344)	(6,325,106)	(4,031,043)	(473,547)	(109,772)
Units transferred between Divisions/Sub-Accounts and to/from GPA/Fixed Account	703,428	76,118	(243,642)	395,926	(39,544)	(556,663)	33,030	(9,949)	(1,987,946)	(930,584)	(26,295)	24,893

Net increase (decrease)	687,044	(34,308)	28,200	396,162	(29,006)	(1,283,667)	92,266	(3,586)	(3,448,003)	(1,250,163)	75,180	39,880

December 31, 2008 (Continued)	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Income Sub-Account

Units purchased	219,901	675,181	3,369,308	47,903	825,838	511,934	106,319	4,310,746	234,359	2,681,108	347,495	-
Units withdrawn	(301,427)	(988,234)	(9,725,446)	(21,545)	(903,025)	(369,349)	(126,560)	(4,241,881)	(252,671)	(3,070,595)	(329,204)	(20,106)
Units transferred between Divisions/Sub-Accounts and to/from GPA/Fixed Account	373,951	(589,596)	6,225,476	20,940	(367,119)	(199,549)	(6,723)	(626,605)	(61,553)	(763,194)	404,600	-

Net increase (decrease)	292,425	(902,649)	(130,662)	47,298	(444,306)	(56,964)	(26,964)	(557,740)	(79,865)	(1,152,681)	422,891	(20,106)

December 31, 2008 (Continued)	Oppenheimer International Equity Sub-Account	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign Securities Division

Units purchased	-	359,105	1,435,283	5,110,547	559,412	1,958	40,091	192,532	415,203	2,074,877	528,188
Units withdrawn	(269)	(470,869)	(1,412,710)	(4,177,362)	(744,431)	(6,463)	(57,354)	(161,352)	(314,764)	(2,965,073)	(538,835)
Units transferred between Divisions/Sub-Account and to/from GPA/Fixed Account	-	17,910	(235,374)	(1,118,245)	10,705	-	-	(64,370)	187,967	(619,471)	180,386

Net increase (decrease)	(269)	(93,854)	(212,801)	(185,060)	(174,314)	(4,505)	(17,263)	(33,190)	288,406	(1,509,667)	169,739

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

December 31, 2007	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP High Income Sub-Account	Fidelity® VIP Index 500 Sub-Account	Franklin Small Cap Value Securities Division

Units purchased	7,691	26,847	810,137	2,229,769	142,262	293,678	511,568	202,727	3,164,957	-	146	160,861
Units withdrawn	(4,765)	(11,451)	(601,393)	(2,261,436)	(285,421)	(238,230)	(391,442)	(215,091)	(3,732,633)	-	(3,601)	(324,042)
Units transferred between divisions/Sub-Accounts and to/from GPA/Fixed Account	88,522	(13,879)	24,168	(558,993)	112,244	371,061	219,205	(200,960)	65,849	-	-	11,353

Net increase (decrease)	91,448	1,517	232,912	(590,660)	(30,915)	426,509	339,331	(213,324)	(501,827)	-	(3,455)	(151,828)

December 31, 2007 (Continued)	Goldman Sachs VIT Capital Growth Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Worldwide Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division

Units purchased	425,845	26,054	1,261,776	1,475,775	4,699	40,408	1,577,129	77,956	7,039	4,138,360	3,223,509	465,851
Units withdrawn	(329,862)	(32,047)	(1,234,340)	(1,310,219)	(2,705)	(16,474)	(1,814,928)	(31,076)	(2,616)	(5,135,932)	(3,565,733)	(406,053)
Units transferred between divisions/Sub-Accounts and to/from GPA/Fixed Account	(136,804)	14,274	(62,270)	95,072	(3,423)	29,516	(289,049)	(2,089)	21,422	(825,362)	(385,773)	(154,505)

Net increase (decrease)	(40,821)	8,281	(34,834)	260,628	(1,429)	53,450	(526,848)	44,791	25,845	(1,822,934)	(727,997)	(94,707)

December 31, 2007 (Continued)	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division

Units purchased	109,770	236,928	831,104	1,903,725	20,007	741,872	505,795	94,305	4,003,191	339,544	2,380,409	269,674
Units withdrawn	(85,157)	(227,898)	(990,987)	(6,206,477)	(15,256)	(750,558)	(385,389)	(65,878)	(4,139,388)	(181,414)	(2,771,113)	(205,463)
Units transferred between divisions/Sub-Accounts and to/from GPA/Fixed Account	(307,286)	(85,769)	355,128	3,407,544	60,027	(287,498)	(167,178)	159,662	(1,038,199)	267,757	(1,336,274)	8,700

Net increase (decrease)	(282,673)	(76,739)	195,245	(895,208)	64,778	(296,184)	(46,772)	188,089	(1,174,396)	425,887	(1,726,978)	72,911

December 31, 2007 (Continued)	Oppenheimer Income Sub-Account	Oppenheimer International Equity Sub-Account	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign Securities Division

Units purchased	-	-	236,025	1,356,413	4,247,482	615,593	898	6,515	148,029	300,708	2,028,257	452,908
Units withdrawn	(18,832)	(203)	(248,714)	(1,299,712)	(4,472,897)	(597,595)	(5,507)	(25,055)	(94,367)	(325,082)	(2,552,707)	(457,052)
Units transferred between divisions/Sub-Accounts and to/from GPA/Fixed Account	-	-	1,457,705	(299,414)	(1,135,437)	143,396	-	-	149,807	396,601	(503,105)	174,607

Net increase (decrease)	(18,832)	(203)	1,445,016	(242,713)	(1,360,852)	161,394	(4,609)	(18,540)	203,469	372,227	(1,027,555)	170,463

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2008 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

AIM V.I. Financial Services Division
2008	196,280	$0.51	$100,380	3.16%	0.25% to 0.55%	(59.67)% to (59.54)%
2007	165,694	1.25 to 1.27	209,401	3.37	0.25 to 0.55	(22.65) to (22.41)
2006	74,246	1.62 to 1.64	120,622	2.44	0.25 to 0.55	15.81 to 16.15
2005	15,350	1.40 to 1.41	21,534	1.66	0.25 to 0.55	5.33 to 5.64
2004	11,725	1.33	15,600	1.38	0.25 to 0.55	8.08 to 8.40

AIM V.I. Global Health Care Division
2008	200,845	1.13 to 1.15	228,567	-	0.25 to 0.55	(29.01) to (28.80)
2007	181,260	1.60 to 1.62	290,345	-	0.25 to 0.55	11.24 to 11.57
2006	179,743	1.43 to 1.45	258,810	-	0.25 to 0.55	4.66 to 4.97
2005	108,677	1.37 to 1.38	149,470	-	0.25 to 0.55	7.56 to 7.88
2004	63,694	1.27 to 1.28	81,347	-	0.25 to 0.55	6.98 to 7.30

AIM V.I. Technology Division
2008	2,514,135	0.42 to 0.43	1,073,876	-	0.25 to 0.55	(44.81) to (44.64)
2007	3,122,628	0.76 to 0.77	2,411,493	-	0.25 to 0.55	7.11 to 7.43
2006	2,889,716	0.71 to 0.72	2,078,145	-	0.25 to 0.55	9.87 to 10.21
2005	2,662,544	0.65	1,737,569	-	0.25 to 0.55	1.62 to 1.92
2004	2,619,415	0.64	1,677,457	-	0.25 to 0.55	4.06 to 4.37

American Century VP Income & Growth Division
2008	18,954,226	0.76 to 0.96	16,141,973	2.02	0.25 to 0.55	(34.95) to (34.75)
2007	20,043,007	1.17 to 1.33	26,273,920	1.83	0.25 to 0.55	(0.62) to (0.32)
2006	20,633,667	1.17 to 1.48	27,148,980	1.78	0.25 to 0.55	16.45 to 16.80
2005	20,530,731	1.00 to 1.15	23,226,512	1.96	0.25 to 0.55	4.06 to 4.37
2004	20,717,806	0.96 to 1.21	22,561,726	1.40	0.25 to 0.55	12.37 to 12.71

American Century VP Value Division
2008	1,754,123	1.20 to 1.22	2,130,631	2.52	0.25 to 0.55	(27.18) to (26.96)
2007	2,077,086	1.65 to 1.68	3,460,879	1.59	0.25 to 0.55	(5.66) to (5.38)
2006	2,108,001	1.75 to 1.77	3,717,906	1.29	0.25 to 0.55	18.00 to 18.36
2005	1,886,325	1.48 to 1.50	2,814,934	0.77	0.25 to 0.55	4.46 to 4.77
2004	1,384,395	1.42 to 1.43	1,974,034	0.28	0.25 to 0.55	13.71 to 14.05

American Funds® Asset Allocation Division
2008	3,783,200	1.16 to 1.17	4,397,825	2.60	0.25 to 0.55	(29.90) to (29.69)
2007	3,608,372	1.65 to 1.67	5,978,191	2.24	0.25 to 0.55	5.97 to 6.29
2006	3,181,863	1.56 to 1.57	4,968,418	2.48	0.25 to 0.55	14.03 to 14.37
2005	2,262,903	1.36 to 1.37	3,095,779	2.37	0.25 to 0.55	8.54 to 8.87
2004	1,887,912	1.26	2,376,494	3.01	0.25 to 0.55	7.75 to 8.07

American Funds® Growth-Income Division
2008	4,168,825	1.08 to 1.10	4,518,896	1.76	0.25 to 0.55	(38.19) to (38.00)
2007	4,252,248	1.74 to 1.77	7,450,960	1.54	0.25 to 0.55	4.46 to 4.78
2006	3,912,917	1.67 to 1.69	6,554,205	1.68	0.25 to 0.55	14.57 to 14.92
2005	3,312,058	1.46 to 1.47	4,838,592	1.46	0.25 to 0.55	5.25 to 5.57
2004	2,542,188	1.38 to 1.39	3,524,235	1.23	0.25 to 0.55	9.77 to 10.10

DWS Small Cap Index Division
2008	2,488,122	0.99 to 1.05	2,485,607	1.60	0.25 to 0.55	(34.48) to (34.29)
2007	2,380,079	1.51 to 1.60	3,621,960	0.88	0.25 to 0.55	(2.44) to (2.14)
2006	2,593,403	1.55 to 1.63	4,046,294	0.65	0.25 to 0.55	16.85 to 17.20
2005	2,928,684	1.32 to 1.35	3,909,537	0.62	0.25 to 0.55	3.69 to 4.00
2004	3,142,890	1.28 to 1.34	4,039,071	0.42	0.25 to 0.55	17.11 to 17.46

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Fidelity® VIP Contrafund® Division
2008	29,749,212	$0.95 to $1.31	$32,715,972	1.00%	0.25% to 0.55%	(42.83)% to (42.66)%
2007	31,101,994	1.66 to 1.96	59,892,069	0.96	0.25 to 0.55	16.94 to 17.30
2006	31,603,821	1.41 to 1.67	52,103,811	1.31	0.25 to 0.55	11.11 to 11.44
2005	31,442,418	1.27 to 1.51	46,625,355	0.28	0.25 to 0.55	16.30 to 16.65
2004	30,556,155	1.09 to 1.50	38,975,450	0.33	0.25 to 0.55	14.84 to 15.19

Fidelity® VIP High Income Sub-Account
2008	-	-	-	-	-	-
2007	-	-	-	-	-	-
2006	-	-	-	0.13	0.90	10.24
2005	42,565	1.22	51,777	15.01	0.90	1.78
2004	42,129	1.20	50,348	7.96	0.90	8.61

Fidelity® VIP Index 500 Sub-Account
2008	8,157	1.66	13,505	1.87	0.90	(37.56)
2007	11,760	2.65	31,186	3.52	0.90	4.49
2006	15,215	2.54	38,613	2.36	0.90	14.69
2005	29,252	2.21	64,727	1.81	0.90	3.89
2004	37,558	2.13	79,996	1.38	0.90	9.62

Franklin Small Cap Value Securities Division
2008	2,076,900	1.33 to 1.35	2,782,097	1.19	0.25 to 0.55	(33.38) to (33.18)
2007	1,813,620	2.00 to 2.03	3,642,255	0.64	0.25 to 0.55	(2.92) to (2.62)
2006	1,965,448	2.06 to 2.08	4,058,190	0.63	0.25 to 0.55	16.34 to 16.69
2005	1,513,293	1.77 to 1.78	2,681,682	0.91	0.25 to 0.55	8.17 to 8.50
2004	576,277	1.64	943,701	0.16	0.25 to 0.55	23.07 to 23.44

Goldman Sachs VIT Capital Growth Division
2008	3,819,110	0.55 to 0.66	2,117,989	0.13	0.25 to 0.55	(42.08) to (41.90)
2007	3,936,000	0.94 to 1.13	3,780,030	0.19	0.25 to 0.55	9.52 to 9.86
2006	3,976,821	0.86 to 1.03	3,474,395	0.13	0.25 to 0.55	7.96 to 8.29
2005	3,892,505	0.80 to 0.81	3,141,884	0.16	0.25 to 0.55	2.38 to 2.69
2004	3,355,173	0.78 to 0.92	2,641,762	0.72	0.25 to 0.55	8.49 to 8.82

Janus Aspen Balanced Division
2008	942,955	1.27 to 1.30	1,213,111	3.41	0.25 to 0.55	(16.52) to (16.27)
2007	255,911	1.53 to 1.55	393,743	2.33	0.25 to 0.55	9.68 to 10.01
2006	247,630	1.39 to 1.41	347,148	2.04	0.25 to 0.55	9.81 to 10.14
2005	198,162	1.27 to 1.28	252,600	1.85	0.25 to 0.55	7.07 to 7.39
2004	279,313	1.18 to 1.19	331,299	4.19	0.25 to 0.55	7.70 to 8.02

Janus Aspen Forty Division
2008	11,421,610	0.67 to 0.69	7,755,604	0.13	0.25 to 0.55	(44.46) to (44.29)
2007	11,455,918	1.21 to 1.24	13,991,498	0.36	0.25 to 0.55	36.24 to 36.65
2006	11,490,752	0.89 to 0.91	10,290,065	0.35	0.25 to 0.55	8.75 to 9.07
2005	12,528,052	0.82 to 0.83	10,313,170	0.22	0.25 to 0.55	12.23 to 12.57
2004	11,828,196	0.73 to 0.74	8,658,828	0.25	0.25 to 0.55	17.58 to 17.93

Janus Aspen Worldwide Growth Division
2008	11,498,811	0.44 to 0.45	5,081,179	1.23	0.25 to 0.55	(44.97) to (44.80)
2007	11,470,611	0.80 to 0.82	9,203,639	0.76	0.25 to 0.55	9.02 to 9.35
2006	11,209,983	0.73 to 0.75	8,245,382	1.80	0.25 to 0.55	17.56 to 17.91
2005	10,973,663	0.62 to 0.63	6,860,314	1.40	0.25 to 0.55	5.29 to 5.60
2004	11,008,839	0.59 to 0.60	6,529,934	1.04	0.25 to 0.55	4.20 to 4.52

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]		Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MFS® Investors Trust Division
2008	449,940	$1.14 to $1.16	$520,905	0.28%		0.25% to 0.55%	(33.45)% to (33.25)%
2007	53,778	1.72 to 1.74	92,447	0.83		0.25 to 0.55	9.70 to 10.03
2006	55,207	1.56 to 1.58	86,545	0.47		0.25 to 0.55	12.38 to 12.71
2005	42,967	1.39 to 1.40	59,880	0.53		0.25 to 0.55	6.73 to 7.05
2004	9,879	1.30 to 1.31	12,907	0.47		0.25 to 0.55	10.74 to 11.08

MFS® New Discovery Division
2008	213,962	0.99 to 1.00	212,334	-		0.25 to 0.55	(39.66) to (39.48)
2007	242,968	1.63 to 1.66	399,059	-		0.25 to 0.55	1.95 to 2.26
2006	189,518	1.60 to 1.62	304,980	-		0.25 to 0.55	12.60 to 12.93
2005	92,039	1.42 to 1.44	131,654	-		0.25 to 0.55	4.67 to 4.98
2004	59,003	1.36 to 1.37	80,475	-		0.25 to 0.55	5.93 to 6.25

MML Blend Division
2008	11,769,811	0.99 to 1.05	11,802,368	3.07		0.25 to 0.55	(23.16) to (22.93)
2007	13,053,478	1.29 to 1.36	17,035,343	3.04		0.25 to 0.55	5.32 to 5.64
2006	13,580,326	1.22 to 1.29	16,796,962	2.73		0.25 to 0.55	11.17 to 11.50
2005	14,272,592	1.10 to 1.11	15,876,603	2.70		0.25 to 0.55	4.09 to 4.41
2004	15,296,177	1.05 to 1.11	16,316,321	2.71		0.25 to 0.55	8.09 to 8.41

MML Emerging Growth Division
2008	433,206	0.62 to 0.63	271,267	-		0.25 to 0.55	(42.25) to (42.07)
2007	340,940	1.07 to 1.09	368,527	-		0.25 to 0.55	17.17 to 17.52
2006	296,149	0.91 to 0.93	272,324	-		0.25 to 0.55	4.74 to 5.05
2005	254,375	0.87 to 0.88	222,966	-		0.25 to 0.55	0.40 to 0.69
2004	213,857	0.87 to 0.88	186,440	-		0.25 to 0.55	14.03 to 14.38

MML Enhanced Index Core Equity Division
2008	54,400	1.05 to 1.07	57,263	2.16		0.25 to 0.55	(37.64) to (37.45)
2007	57,986	1.68 to 1.71	98,428	1.40		0.25 to 0.55	3.84 to 4.15
2006	32,141	1.62 to 1.64	52,287	1.44		0.25 to 0.55	15.52 to 15.87
2005	17,993	1.40 to 1.41	25,301	1.51	[4]	0.25 to 0.55	4.93 to 5.24
2004	10,161	1.34	13,604	1.38	[4]	0.25 to 0.55	10.28 to 10.61

MML Equity Division
2008	34,268,059	0.73 to 0.77	25,326,337	-		0.25 to 0.55	(41.90) to (41.73)
2007	37,716,062	1.26 to 1.32	47,964,310	2.01		0.25 to 0.55	3.43 to 3.74
2006	39,538,996	1.22 to 1.28	48,591,558	1.43		0.25 to 0.55	17.36 to 17.71
2005	41,350,817	1.04 to 1.08	43,294,810	1.93		0.25 to 0.55	2.56 to 2.87
2004	42,213,780	1.01 to 1.05	43,098,789	2.12		0.25 to 0.55	15.21 to 15.56

MML Equity Index Division
2008	31,290,026	0.69 to 0.89	24,180,852	-		0.25 to 0.55	(37.49) to (37.30)
2007	32,540,189	1.09 to 1.26	40,322,726	1.65		0.25 to 0.55	4.66 to 4.98
2006	33,268,186	1.04 to 1.21	39,509,389	1.70		0.25 to 0.55	14.91 to 15.25
2005	35,221,126	0.90 to 1.05	36,489,410	1.61		0.25 to 0.55	4.08 to 4.39
2004	36,127,648	0.87 to 1.13	35,944,705	1.81		0.25 to 0.55	9.99 to 10.32

MML Growth Equity Division
2008	3,735,206	0.38 to 0.52	1,421,402	-		0.25 to 0.55	(43.03) to (42.86)
2007	3,660,026	0.66 to 0.91	2,444,404	0.52		0.25 to 0.55	3.81 to 4.13
2006	3,754,733	0.64 to 0.87	2,414,853	0.50		0.25 to 0.55	1.36 to 1.66
2005	3,460,080	0.63 to 0.64	2,192,681	0.45		0.25 to 0.55	3.31 to 3.62
2004	3,575,085	0.61 to 0.83	2,190,819	0.51		0.25 to 0.55	4.31 to 4.62

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]		Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MML Inflation-Protected and Income Division
2008	1,764,424	$1.18 to $1.21	$2,115,861	6.16%		0.25% to 0.55%	(4.88)% to (4.60)%
2007	1,724,544	1.25 to 1.27	2,175,035	4.36		0.25 to 0.55	6.92 to 7.24
2006	2,007,217	1.16 to 1.18	2,356,840	3.84		0.25 to 0.55	0.42 to 0.72
2005	1,943,376	1.16 to 1.17	2,266,886	4.84	[4]	0.25 to 0.55	1.07 to 1.37
2004	1,592,002	1.15 to 1.16	1,833,618	2.80	[4]	0.25 to 0.55	5.67 to 5.98

MML Large Cap Value Division
2008	2,858,676	0.88 to 0.90	2,531,333	-		0.25 to 0.55	(39.62) to (39.44)
2007	2,566,251	1.45 to 1.48	3,759,733	0.98		0.25 to 0.55	3.65 to 3.97
2006	2,642,990	1.40 to 1.42	3,728,357	0.69		0.25 to 0.55	13.63 to 13.97
2005	2,569,627	1.23 to 1.25	3,182,128	0.69		0.25 to 0.55	8.69 to 9.01
2004	2,987,979	1.13 to 1.15	3,402,927	0.79		0.25 to 0.55	11.23 to 11.57

MML Managed Bond Division
2008	7,970,456	1.57 to 1.67	12,661,906	4.72		0.25 to 0.55	1.82 to 2.12
2007	8,873,105	1.54 to 1.63	13,865,801	5.23		0.25 to 0.55	6.51 to 6.83
2006	8,677,860	1.44 to 1.53	12,712,378	4.65		0.25 to 0.55	3.54 to 3.85
2005	8,519,729	1.40 to 1.42	12,036,266	4.80		0.25 to 0.55	1.80 to 2.10
2004	9,137,315	1.37 to 1.44	12,673,409	4.77		0.25 to 0.55	3.90 to 4.21

MML Money Market Division
2008	11,781,489	1.25 to 1.36	15,035,292	2.05		0.25 to 0.55	1.54 to 1.85
2007	11,912,151	1.22 to 1.26	14,948,567	4.60		0.25 to 0.55	4.15 to 4.47
2006	12,807,359	1.17 to 1.28	15,353,734	4.45		0.25 to 0.55	3.98 to 4.29
2005	12,533,926	1.12 to 1.16	14,443,434	2.60		0.25 to 0.55	2.10 to 2.40
2004	14,462,220	1.10 to 1.19	16,329,555	0.77		0.25 to 0.55	0.24 to 0.54

MML NASDAQ-100® Division
2008	333,698	0.63 to 0.65	213,075	-		0.25 to 0.55	(42.12) to (41.95)
2007	286,400	1.09 to 1.11	315,484	0.03		0.25 to 0.55	18.05 to 18.41
2006	221,622	0.92 to 0.94	206,611	0.05		0.25 to 0.55	6.19 to 6.51
2005	272,671	0.87 to 0.88	197,371	0.05		0.25 to 0.55	0.74 to 1.04
2004	253,607	0.86 to 0.87	219,901	0.58		0.25 to 0.55	9.76 to 10.09

MML Small Cap Equity Division
2008	6,358,316	0.89 to 1.07	6,518,979	-		0.25 to 0.55	(38.57) to (38.38)
2007	6,802,622	1.44 to 1.74	11,325,110	0.72		0.25 to 0.55	(1.74) to (1.45)
2006	7,098,806	1.47 to 1.77	12,008,210	0.39		0.25 to 0.55	9.89 to 10.22
2005	7,392,366	1.33 to 1.61	11,330,203	0.26	[4]	0.25 to 0.55	(0.75) to (0.45)
2004	7,911,155	1.34 to 1.62	12,204,932	0.18	[4]	0.25 to 0.55	15.72 to 16.06

MML Small Cap Growth Equity Division
2008	3,947,332	0.73 to 0.94	2,925,864	-		0.25 to 0.55	(38.88) to (38.69)
2007	4,004,296	1.20 to 1.53	4,848,808	0.12		0.25 to 0.55	9.02 to 9.35
2006	4,051,068	1.10 to 1.40	4,495,696	-		0.25 to 0.55	8.50 to 8.82
2005	4,127,068	1.01 to 1.03	4,210,286	-		0.25 to 0.55	10.96 to 11.29
2004	3,783,534	0.91 to 1.15	3,472,260	-		0.25 to 0.55	12.63 to 12.97

MML Small Company Opportunities Division
2008	855,008	1.14 to 1.16	980,109	0.21		0.25 to 0.55	(39.93) to (39.75)
2007	881,972	1.89 to 1.92	1,681,422	-		0.25 to 0.55	(7.59) to (7.32)
2006	693,883	2.05 to 2.07	1,429,897	-		0.25 to 0.55	14.81 to 15.16
2005	417,190	1.79 to 1.80	747,502	-	[4]	0.25 to 0.55	10.35 to 10.68
2004	353,104	1.62 to 1.63	572,552	-	[4]	0.25 to 0.55	18.16 to 18.51

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Oppenheimer Capital Appreciation Division
2008	30,424,361	$0.56 to $0.92	$23,373,953	0.15%	0.25% to 0.55%	(45.82)% to (45.65)%
2007	30,982,101	1.03 to 1.50	44,126,594	0.22	0.25 to 0.55	13.52 to 13.86
2006	32,156,497	0.91 to 1.32	40,456,669	0.36	0.25 to 0.55	7.36 to 7.68
2005	32,422,703	0.84 to 1.23	37,941,991	0.90	0.25 to 0.55	4.52 to 4.84
2004	32,547,945	0.80 to 1.32	36,546,978	0.31	0.25 to 0.55	6.35 to 6.67

Oppenheimer Core Bond Division
2008	2,444,072	0.84 to 0.94	2,262,975	4.51	0.25 to 0.55	(39.38) to (39.20)
2007	2,523,937	1.39 to 1.52	3,838,553	4.92	0.25 to 0.55	3.82 to 4.13
2006	2,098,050	1.33 to 1.46	3,068,467	4.89	0.25 to 0.55	4.70 to 5.02
2005	1,801,405	1.27 to 1.40	2,508,460	5.16	0.25 to 0.55	2.03 to 2.33
2004	1,837,723	1.24 to 1.39	2,510,616	4.40	0.25 to 0.55	4.91 to 5.23

Oppenheimer Global Securities Division
2008	22,037,609	0.94 to 1.64	31,278,277	1.56	0.25 to 0.55	(40.52) to (40.34)
2007	23,190,290	1.57 to 2.62	55,444,679	1.32	0.25 to 0.55	5.73 to 6.05
2006	24,917,268	1.48 to 2.48	55,813,544	1.00	0.25 to 0.55	17.05 to 17.40
2005	25,487,185	1.26 to 2.12	48,366,398	1.00	0.25 to 0.55	13.68 to 14.02
2004	24,621,806	1.11 to 1.94	41,480,171	1.22	0.25 to 0.55	18.51 to 18.87

Oppenheimer High Income Division
2008	2,906,313	0.30 to 0.31	879,754	7.55	0.25 to 0.55	(78.79) to (78.73)
2007	2,483,422	1.41 to 1.45	3,542,708	6.83	0.25 to 0.55	(0.65) to (0.35)
2006	2,410,511	1.42 to 1.45	3,456,156	7.11	0.25 to 0.55	8.82 to 9.15
2005	2,283,348	1.30 to 1.33	3,003,375	7.24	0.25 to 0.55	1.75 to 2.06
2004	2,795,865	1.28 to 1.31	3,610,107	6.03	0.25 to 0.55	8.37 to 8.70

Oppenheimer Income Sub-Account
2008	24,273	1.07	25,867	5.25	0.90	(39.60)
2007	44,379	1.76	78,294	5.61	0.90	3.45
2006	63,211	1.71	107,798	7.76	0.90	4.34
2005	140,529	1.63	229,690	5.32	0.90	1.67
2004	168,539	1.61	270,945	4.92	0.90	4.55

Oppenheimer International Equity Sub-Account
2008	3,495	1.67	5,845	1.10	0.90	(43.15)
2007	3,764	2.94	11,072	0.90	0.90	11.60
2006	3,967	2.64	10,456	0.88	0.90	29.61
2005	15,818	2.03	32,170	0.85	0.90	13.04
2004	19,878	1.80	35,761	1.47	0.90	16.80

Oppenheimer International Growth Division
2008	3,811,855	0.99 to 1.01	3,801,661	1.10	0.25 to 0.55	(42.95) to (42.78)
2007	3,905,709	1.73 to 1.76	6,824,854	0.84	0.25 to 0.55	11.99 to 12.33
2006	2,460,693	1.54 to 1.57	3,828,538	0.53	0.25 to 0.55	30.07 to 30.46
2005	1,307,437	1.19 to 1.20	1,559,968	0.82	0.25 to 0.55	13.44 to 13.78
2004	1,077,732	1.05 to 1.06	1,132,380	1.24	0.25 to 0.55	17.21 to 17.56

Oppenheimer Main Street Division
2008	10,029,616	0.68 to 0.82	6,930,506	1.52	0.25 to 0.55	(38.81) to (38.62)
2007	10,242,417	1.12 to 1.34	11,551,601	0.98	0.25 to 0.55	3.85 to 4.16
2006	10,485,130	1.08 to 1.29	11,377,166	1.11	0.25 to 0.55	14.40 to 14.74
2005	10,488,949	0.94 to 0.96	9,956,193	1.32	0.25 to 0.55	5.40 to 5.71
2004	10,529,210	0.89 to 1.06	9,496,361	0.83	0.25 to 0.55	8.86 to 9.19

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Oppenheimer MidCap Division
2008	29,648,193	$0.36 to $0.71	$18,805,618	-%	0.25% to 0.55%	(49.35)% to (49.19)%
2007	29,833,253	0.70 to 1.39	37,641,184	-	0.25 to 0.55	5.75 to 6.07
2006	31,194,105	0.66 to 1.32	37,266,479	-	0.25 to 0.55	2.39 to 2.70
2005	32,030,554	0.65 to 1.29	37,138,944	-	0.25 to 0.55	11.71 to 12.05
2004	31,964,256	0.58 to 1.15	33,182,260	-	0.25 to 0.55	19.12 to 19.48

Oppenheimer Strategic Bond Division
2008	5,191,897	1.50 to 1.54	7,831,639	4.91	0.25 to 0.55	(14.68) to (14.42)
2007	5,366,211	1.76 to 1.77	9,484,638	3.47	0.25 to 0.55	9.09 to 9.42
2006	5,204,817	1.61 to 1.62	8,421,494	4.11	0.25 to 0.55	6.90 to 7.22
2005	5,066,778	1.50 to 1.51	7,662,301	4.39	0.25 to 0.55	2.11 to 2.41
2004	4,651,822	1.46 to 1.49	6,882,703	4.72	0.25 to 0.55	8.08 to 8.40

Panorama Growth Sub-Account
2008	40,415	1.05	42,246	1.73	0.90	(38.97)
2007	44,920	1.71	76,938	1.18	0.90	3.91
2006	49,529	1.65	81,641	1.98	0.90	13.65
2005	160,618	1.45	232,961	1.48	0.90	5.46
2004	151,109	1.38	207,820	1.08	0.90	8.22

Panorama Total Return Sub-Account
2008	41,498	1.05	43,456	3.54	0.90	(39.20)
2007	58,761	1.72	101,205	3.08	0.90	4.87
2006	77,301	1.64	126,951	4.40	0.90	10.70
2005	191,878	1.48	284,654	2.28	0.90	3.84
2004	166,469	1.43	237,823	2.05	0.90	8.48

T. Rowe Price Blue Chip Growth Division
2008	2,120,299	0.96 to 0.97	2,044,150	0.10	0.25 to 0.55	(42.82) to (42.65)
2007	2,153,489	1.68 to 1.70	3,630,974	0.48	0.25 to 0.55	12.12 to 12.46
2006	1,950,020	1.50 to 1.51	2,926,903	0.32	0.25 to 0.55	9.07 to 9.39
2005	1,705,890	1.37 to 1.38	2,344,546	0.12	0.25 to 0.55	5.36 to 5.67
2004	1,241,931	1.30 to 1.31	1,617,080	1.37	0.25 to 0.55	8.09 to 8.41

T. Rowe Price Equity Income Division
2008	3,928,816	1.12 to 1.14	4,417,851	2.42	0.25 to 0.55	(36.46) to (36.27)
2007	3,640,410	1.76 to 1.78	6,430,950	1.74	0.25 to 0.55	2.69 to 3.00
2006	3,268,183	1.71 to 1.73	5,614,603	1.63	0.25 to 0.55	18.32 to 18.67
2005	2,559,446	1.45 to 1.46	3,710,701	1.68	0.25 to 0.55	3.35 to 3.66
2004	1,466,982	1.40 to 1.41	2,055,245	2.27	0.25 to 0.55	14.29 to 14.63

T. Rowe Price Mid-Cap Growth Division
2008	19,285,965	1.09 to 1.51	26,137,994	-	0.25 to 0.55	(40.09) to (39.91)
2007	20,795,632	1.82 to 2.36	47,093,840	0.22	0.25 to 0.55	16.87 to 17.22
2006	21,823,187	1.55 to 2.02	42,190,370	-	0.25 to 0.55	6.05 to 6.37
2005	21,631,277	1.46 to 1.90	39,409,402	-	0.25 to 0.55	14.11 to 14.45
2004	21,536,433	1.27 to 1.76	34,436,291	-	0.25 to 0.55	17.69 to 18.05

Templeton Foreign Securities Division
2008	6,255,597	0.97 to 1.06	6,140,860	2.40	0.25 to 0.55	(40.71) to (40.53)
2007	6,085,858	1.64 to 1.78	10,071,636	1.96	0.25 to 0.55	14.82 to 15.17
2006	5,915,395	1.42 to 1.54	8,515,976	1.18	0.25 to 0.55	20.78 to 21.14
2005	4,528,518	1.18 to 1.20	5,388,858	1.17	0.25 to 0.55	9.57 to 9.89
2004	4,219,004	1.08 to 1.16	4,580,060	1.03	0.25 to 0.55	17.88 to 18.23

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division/sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division/sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the division/sub-account invests.

[2]

The expense ratios represent the annualized policy expenses of Separate Account I, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum expense ratio amounts, some individual policy total returns and unit values are not within the ranges presented.

[4]

In 2006, Separate Account I restated its previously reported investment income ratio for 2005 and 2004. This restatement had no impact on the Divisions’ previously reported net assets, net asset value per share or total return.

B.	Separate Account I assesses “current” charges associated with each policy. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all policies contained within Separate Account I. Charges shown below state charges assessed at a monthly rate unless otherwise specified.

Administrative Charge	Effective annual rate of 0.25% of the policy’s
This charge is assessed through a reduction in unit values.	average daily net assets in Separate Account I

Administrative Charge	$5 to $12 per month
This charge is assessed through the redemption of units.

Mortality and Expense Risk Charge	Effective annual rate of 0.25% to 0.65% of the
These charges are assessed through a reduction in unit values.	policy’s average daily net assets in Separate Account I

Face Amount Charge	$0.00 to $0.17 per $1,000 of face amount
This charge is assessed through a redemption of units.

Insurance Charge	$0.00 to $70.83 per $1,000 of insurance risk
This charge is assessed through a redemption of units.

Additional Mortality Fees	$0.00 to $83.33 per $1,000 of insurance risk
This charge is assessed through a redemption of units.	$0.08 to $83.33 per $1,000 of face amount

Loan Interest Rate Expense Charge	Effective annual rate of 0.25% to 1.50% of the
This charge is assessed through a redemption of units.	loan amount

Rider Charges: The rider charges do not apply to all segments within Separate Account I. These charges are assessed through the redemption of units.

A. Disability Benefit	$0.01 to $0.26 per $1 of monthly deductions $0.00 to $0.32 per $100 of specified benefit amount

B. Guaranteed Insurability	$0.03 to $0.11 per $1,000 of option amount

C. Other Insured	$0.03 to $25.01 per $1,000 of insurance risk

D. Waiver of Monthly Charges	$0.01 to $0.26 per $1 of monthly deductions

E. Estate Protection	$0.00 to $14.97 per $1,000 of insurance risk

F. Survivorship Term	$0.00 to $23.52 per $1,000 of insurance risk

$0.00 to $0.04 per $1,000 of face amount

G. Additional Mortality Fees	$0.00 to $83.33 per $1,000 of face amount

Independent Auditors’ Report

The Board of Directors and Shareholder of

C.M. Life Insurance Company:

We have audited the accompanying statutory statements of financial position of C.M. Life Insurance Company (the “Company”) as of December 31, 2008 and 2007, and the related statutory statements of income, changes in shareholder’s equity, and cash flows for each of the years in the three-year period ended December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of Connecticut Insurance Department (“statutory accounting practices”), which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the variances between the statutory accounting practices and U.S. generally accepted accounting principles discussed in the preceding paragraph, the Company’s financial statements do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2008 and 2007, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2008. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2008 and 2007, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2008, on the basis of accounting described in Note 2.

As discussed in Note 2c to the statutory financial statements, the Company changed its method of accounting for other-than-temporary impairments of structured securities as of July 1, 2008.

/s/    KPMG LLP

February 20, 2009

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2008	2007
	(In Millions)
Assets:

Bonds	$3,331	$3,250
Preferred stocks	9	14
Common stocks - subsidiary and affiliates	193	199
Common stocks - unaffiliated	10	39
Mortgage loans	1,164	1,222
Policy loans	174	167
Real estate	10	8
Partnerships and limited liability companies	260	259
Derivatives and other invested assets	230	95
Cash, cash equivalents and short-term investments	392	90

Total invested assets	5,773	5,343

Investment income due and accrued	44	44
Federal income taxes	22	23
Deferred income taxes	21	25
Other than invested assets	16	11

Total assets excluding separate accounts	5,876	5,446

Separate account assets	1,664	3,179

Total assets	$7,540	$8,625

See notes to statutory financial statements.

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION, continued

	December 31,
	2008	2007
	($ In Millions Except For Par Value)
Liabilities:

Policyholders’ reserves	$4,789	$4,617
Liabilities for deposit-type contracts	9	8
Contract claims and other benefits	9	14
General expenses due or accrued	-	15
Transfers due to (from) separate accounts	(14)	(31)
Payable to parent	15	27
Asset valuation reserve	18	80
Securities sold under agreements to repurchase	102	51
Derivative collateral	198	21
Other liabilities	42	36

Total liabilities excluding separate accounts	5,168	4,838

Separate account liabilities	1,664	3,179

Total liabilities	6,832	8,017

Shareholder’s equity:

Common stock, $200 par value
50,000 shares authorized
12,500 shares issued and outstanding	3	3
Paid-in and contributed surplus	390	390
Surplus	315	215

Total shareholder’s equity	708	608

Total liabilities and shareholder’s equity	$7,540	$8,625

See notes to statutory financial statements.

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Revenue:

Premium income	$780	$538	$652
Net investment income	286	338	345
Fees and other income	58	68	68

Total revenue	1,124	944	1,065

Benefits and expenses:

Policyholders’ benefits	1,221	1,530	1,214
Change in policyholders’ reserves	(219)	(823)	(409)
General insurance expenses	61	67	75
Commissions	53	47	55
State taxes, licenses and fees	11	11	12

Total benefits and expenses	1,127	832	947

Net gain (loss) from operations before federal income taxes	(3)	112	118

Federal income tax expense (benefit)	12	5	6

Net gain (loss) from operations	(15)	107	112

Net realized capital gains (losses), after tax and transfers to interest maintenance reserve	(62)	(21)	6

Net income (loss)	$(77)	$86	$118

See notes to statutory financial statements.

C.M LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Shareholder’s equity, beginning of year	$608	$503	$434

Increase (decrease) due to:
Net income (loss)	(77)	86	118
Change in net unrealized capital gains (losses)	73	(1)	2
Change in net unrealized foreign exchange gains (losses)	(12)	7	4
Change in asset valuation reserve	62	6	(37)
Change in nonadmitted assets	29	18	(1)
Change in net deferred income taxes	18	(10)	(6)
Prior period adjustments	7	(1)	(12)
Other	-	-	1

Net increase	100	105	69

Shareholder’s equity, end of year	$708	$608	$503

See notes to statutory financial statements.

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Cash from operations:
Premium and other income collected	$841	$603	$720
Net investment income	304	353	346
Benefit payments	(1,230)	(1,525)	(1,207)
Net transfers from (to) separate accounts	415	459	404
Commissions and other expenses	(156)	(127)	(144)
Federal income taxes recovered (paid)	4	(37)	(26)

Net cash from operations	178	(274)	93

Cash from investments:
Proceeds from investments sold, matured, or repaid:
Bonds	777	1,146	1,248
Common stocks	34	59	44
Mortgage loans	103	195	201
Real estate	-	3	-
Other	71	22	15

Total investment proceeds	985	1,425	1,508

Cost of investments acquired:
Bonds	(929)	(962)	(1,002)
Common stocks	(14)	(33)	(44)
Mortgage loans	(66)	(346)	(301)
Real estate	(2)	(3)	-
Other	(75)	(123)	(118)

Total investment acquired	(1,086)	(1,467)	(1,465)
Net increase in policy loans	(8)	(14)	(19)

Net cash from investments	(109)	(56)	24

Cash from financing and other sources:
Net deposits (withdrawals) on deposit-type contracts	1	(3)	(19)
Net securities sold (bought) under agreements to repurchase	51	51	-
Change in derivative collateral	178	14	-
Other cash provided (applied)	3	4	3

Net cash from financing and other sources	233	66	(16)

Net change in cash, cash equivalents and short-term investments	302	(264)	101
Cash, cash equivalents and short-term investments, beginning of year	90	354	253

Cash, cash equivalents and short-term investments, end of year	$392	$90	$354

See notes to statutory financial statements.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

These statutory financial statements include the accounts of C.M. Life Insurance Company (the “Company”), a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). The Company provides life insurance and annuities to individuals and group life insurance to institutions.

MassMutual Financial Group (“MMFG”) is comprised of MassMutual and its subsidiaries. MMFG is a global, diversified financial services organization providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and income products and programs, investment management, mutual funds, and trust services to individual and institutional customers.

2.	Summary of significant accounting policies

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department (“Department”).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with United States of America (“U.S.”) generally accepted accounting principles (“GAAP”). The more significant differences between statutory accounting principles and U.S. GAAP are as follows: (a) certain acquisition costs, such as commissions and other variable costs, that are directly related to acquiring new business, are charged to current operations as incurred, whereas U.S. GAAP generally capitalizes these expenses and amortizes them based on profit emergence over the expected life of the policies or over the premium payment period; (b) statutory policy reserves are based upon prescribed methodology, such as the Commissioners’ Reserve Valuation Method or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions, whereas U.S. GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity, interest assumptions and persistency; (c) bonds are generally carried at amortized cost, whereas U.S. GAAP generally reports bonds at fair value; (d) beginning with the third quarter of 2008, the Company utilized undiscounted cash flows to determine impairments on structured securities, whereas U.S. GAAP would require the use of discounted cash flows that reflect market participant views; (e) changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to shareholder’s equity, whereas U.S. GAAP would generally include the change in deferred taxes in net income; (f) payments received for universal and variable life insurance products and variable annuities are reported as premium income and change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances; (g) majority-owned subsidiaries are accounted for using the equity method, whereas U.S. GAAP would consolidate these entities; (h) assets are reported at admitted asset value and nonadmitted assets are excluded through a charge against shareholder’s equity, whereas U.S. GAAP records these assets net of any valuation allowance; (i) reinsurance reserve credits, unearned ceded premium, and unpaid ceded claims are reported as a reduction of policyholders’ reserves and liabilities for deposit-type contracts whereas U.S. GAAP would report these balances as an asset; (j) an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize shareholder’s equity against fluctuations in the statement value of common stocks, real estate investments, partnerships and limited liability companies (“LLC”) as well as credit related declines in the value of bonds, mortgage loans and certain derivatives to the extent AVR is greater than zero for the appropriate asset category, whereas U.S. GAAP does not record this reserve; (k) after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue; (l) changes in the fair value of derivative financial instruments are recorded as changes in shareholder’s equity, whereas U.S. GAAP generally reports these changes as revenue unless deemed an

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

effective hedge; (m) comprehensive income is not presented, whereas U.S. GAAP presents changes in unrealized capital gains and losses and foreign currency translations as other comprehensive income; (n) embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately at fair value: and (o) certain group annuity and universal life contracts, which do not pass through all investment gains to contract holders, are maintained in the separate accounts, whereas U.S. GAAP reports these contracts in the general account of the Company.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements, and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments, the liabilities for future policyholders’ reserves and deposit-type contracts, the amount of mortgage loan investment valuation reserves, real estate held for sale, other-than-temporary impairments and the liability for taxes. Future events including, but not limited to, changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations and defaults, could cause actual results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Corrections of errors and reclassifications

Under statutory accounting principles, corrections of prior year errors are recorded in shareholder’s equity rather than in current year income. During 2008, the Company recorded a net increase to prior period adjustments, a component of changes in shareholder’s equity, of $7 million attributable to corrections of prior year errors. This increase was primarily due to a release of conversion reserves.

During 2007, the Company recorded a net decrease to prior period adjustments of $1 million attributable to corrections of prior year errors. This decrease was primarily due to a review of certain aged reconciling suspense items resulting in write-offs.

During 2006, the Company recorded a net decrease to prior period adjustments of $12 million attributable to corrections of prior year errors. This decrease was primarily due to the correction in non-traditional life insurance reserves related to errors in a prior year mortality study and mortality factors.

Certain 2007 balances have been reclassified to conform to the current year presentation.

c.	Change in accounting principles and methodology

Pursuant to confirmation from the Department, the Company began utilizing undiscounted cash flows to determine other-than-temporary impairments for structured securities in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 43, “Loan-backed and Structured Securities,” prospectively beginning with the quarter ended September 30, 2008. Prior to July 1, 2008, resulting cash flows were discounted at spreads consistent with the structured and loan backed security market’s weakness and the uncertainty around the magnitude and timing of cash flows. As a result of this change, the Company’s total assets, net income and shareholder’s equity for the year ended December 31, 2008 were not reduced by approximately $25 million.

d.	Bonds

Generally, bonds are valued at amortized cost using the constant yield interest method. Bond transactions are recorded on a trade date basis, except for private placement bonds which are recorded on the funding date.

For fixed income securities that do not have a fixed schedule of payments, such as asset-backed, mortgage-backed and structured securities, the effect on amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies,

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

consistently applied by type of security. Certain high quality fixed income securities follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased. The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. All other fixed securities, such as floating rate bonds and interest only securities, follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

The fair value of bonds is based on values provided by the NAIC’s Securities Valuation Office (“SVO”) when available. If SVO values are not available, quoted market values provided by other third-party organizations are used. If quoted market values are unavailable, fair value is estimated using internal models by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimates of prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and results of cash flow priority are also considered. Fair values resulting from internal models are those expected to be paid in an orderly transaction between willing market participants at the financial statement date.

The Company considers the following factors in the evaluation of whether a non-interest related decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security in effect at the date of acquisition or expected cash flow for a structured security; (c) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value; and (d) the period and degree to which the market value has been below cost. The Company considers the following factors in the evaluation of whether an interest related decline in value is other-than-temporary: (a) the Company’s near-term intent to sell; (b) the Company’s contractual and regulatory obligations; and (c) the Company’s ability and intent not to sell the investment until anticipated recovery of the cost of the investment. The Company employs a systematic methodology to evaluate other-than-temporary impairments by conducting a quarterly management review of all bonds including those in default, not-in-good standing, or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of other-than-temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes in value. If the impairment is other-than-temporary, a direct write-down to fair value or, for structured securities including residential mortgage-backed securities (“RMBS”) after July 1, 2008, to a value determined using undiscounted cash flows is recognized in realized capital losses and a new cost basis is established.

The Company has a review process for determining if Collateralized Debt Obligation (“CDO”) investments are at risk for other-than-temporary impairment. For the senior, mezzanine and junior debt tranches, cash flows are modeled using five scenarios based on the current ratings and prices of the underlying corporate credit risks and incorporated prepayment and default assumptions that vary according to collateral attributes of each deal. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default vector), rating change improvement (optimistic), rating change downgrade (pessimistic), and market price (market – implied). The default rates produced by these five scenarios are assigned an expectation weight according to current market and economic conditions and fed into a sixth scenario. An other-than-temporary impairment is recorded if the aggregate undiscounted projected cash flows in this sixth scenario result in the default of any principal or interest payments due. For the most subordinated non-coupon bearing junior tranches (CDO equity tranches), the present value of the projected cash flows, in the sixth scenario are measured using an 11% discount rate. If the current book value of the security is below the present value measured using an 11% discount rate, then the sum of the undiscounted cash flows are compared to the book value. If the undiscounted cash flows do not equal or exceed the book value of the security, then an other-than-temporary impairment is taken in an amount

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

sufficient to adjust the book value to the sum of undiscounted cash flows. Certain CDOs cannot be modeled using all six scenarios, because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign denominated CDOs, are projected using a customized scenario management believes is appropriate for the applicable collateral pool.

Asset-backed securities, including RMBS, and commercial mortgage-backed securities (“CMBS”), are evaluated for other-than-temporary impairment on a periodic basis using scenarios customized by collateral type. The Company performs sensitivity analysis on defaults as loan-to-value ratios change, and on defaults as prepayments change using default curves under various scenarios. The Company combines scenario analysis with a monthly surveillance process in which it compares actual delinquencies and defaults to expectations established at the time securities are acquired and expectations considering current market conditions, and performs a statistical review to determine potential losses relative to credit support of troubled loan exposures on a transaction-by-transaction basis.

Pursuant to confirmation from the Department, the Company began utilizing undiscounted cash flows to determine other-than-temporary impairments for structured securities, prospectively beginning with the quarter ended September 30, 2008. Internal inputs used in determining the amount of the other-than-temporary impairments on structured securities included collateral performance including prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority. Prior to July 1, 2008, resulting cash flows were discounted at spreads consistent with the residential mortgage market’s weakness and the uncertainty around the magnitude and timing of cash flows. This review process provided a framework for deriving other-than-temporary impairments in a manner consistent with market participant assumptions. In these analyses, credit quality by loan vintage, collateral type and investment structure were critical elements in determining other-than-temporary impairments.

e.	Preferred stocks

Generally, preferred stocks in good standing are valued at amortized cost. Preferred stocks not in good standing are valued at the lower of amortized cost or fair value. Fair values of preferred stocks are based on published market values, where available. For preferred stocks without readily ascertainable market values, the Company estimated fair value using broker-dealer quotations or internal models.

The cost basis of preferred stocks is adjusted for impairments deemed to be other-than-temporary. The Company considers the following factors in the evaluation of whether a decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly management review of issuers whose preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of other-than-temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes. If the impairment is other-than-temporary, a direct write-down to fair value is recognized in realized capital losses and a new cost basis is established.

f.	Common stock – subsidiary and affiliates

The Company accounts for the value of its subsidiary and affiliates, primarily its investment in MML Bay State Life Insurance Company (“MML Bay State”), a wholly owned stock life insurance subsidiary, at its underlying statutory net equity. MML Bay State’s operating results, less dividends declared, are reflected as net unrealized capital gains in the Statutory Statements of Changes in Shareholder’s Equity. Dividends are recorded as net investment income when declared. The cost basis of common stocks – subsidiaries and affiliates is adjusted for impairments deemed to be other-than-temporary consistent with common stocks – unaffiliated.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Common stocks – unaffiliated

Common stocks, including warrants, are valued at fair value with unrealized capital gains and losses included as a change in shareholder’s equity. Common stock transactions are recorded on a trade date basis.

The fair value of common stocks is based on values provided by the SVO when available. If SVO values are not available, quoted market values provided by other third-party organizations are used. If quoted market values are unavailable, fair values are determined by management using estimates based upon internal models.

The cost basis of common stocks is adjusted for impairments deemed to be other-than-temporary. The Company considers the following factors in the evaluation of whether a decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly management review of issuers whose common stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of other-than-temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes. If the impairment is other-than-temporary, a direct write-down to fair value is recognized in realized capital losses and a new cost basis is established.

h.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium and discount, non-refundable commitment fees and mortgage interest points, and valuation allowances. The mortgage loan portfolio is comprised of commercial mortgage loans, including mezzanine loans, and residential mortgage loan pools. Mezzanine loans are loans secured by a pledge of direct or indirect equity interest in an entity that owns real estate. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees.

The fair value of mortgage loans is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

When, based upon current information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation allowance is established for the excess of the carrying value of the mortgage loan over its fair value. Collectability and estimated recoveries are assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. Changes to the valuation allowance are recorded in net unrealized capital gains (losses) in shareholder’s equity.

When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established. An impairment is deemed other-than-temporary when the acquisition of the collateral is probable and a reasonable estimate of the collateral value has been made.

Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for impaired loans more than 60 days past due, for loans delinquent more than 90 days, or when collection of interest is improbable. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received per the terms of the original or modified mortgage loan agreement.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

i.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. At issuance, policy loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. Unsecured amounts were less than $1 million as of December 31, 2008 and 2007, which were nonadmitted. Policy loans earn interest calculated based upon either a fixed or a variable interest rate. Variable rate policy loans are adjusted at least annually and their carrying value approximates the fair value. For loans issued with a fixed interest rate, fair value is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan.

j.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company are carried at depreciated cost, less encumbrances. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held for sale is carried at the lower of depreciated cost or fair value, less selling costs. Real estate classified as held for sale is not depreciated. Adjustments to the carrying value of real estate held for sale are recorded when fair value less selling costs is below depreciated cost and are included in realized capital losses.

Real estate acquired in satisfaction of debt is recorded at the lower of cost or fair value at the date of foreclosure.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. The Company also obtains external appraisals for a rotating sample of properties on an annual basis. If an external appraisal is not obtained, an internal appraisal is performed.

k.	Partnerships and limited liability companies

Partnerships and LLCs, except for investments in partnerships which generate low income housing tax credits (“LIHTC”), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in shareholder’s equity. When it appears probable that the Company will be unable to recover the outstanding cost of an investment, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, an other-than-temporary impairment is recognized in realized capital losses reflecting the excess of the cost over the estimated fair value of the investment. The estimated fair value is determined by assessing the value of the partnership or LLC’s underlying assets, cash flow, current financial condition and other market factors. Distributions not deemed to be a return of capital are recorded in net investment income when received provided there are accumulated undistributed earnings in the partnership or LLC.

Investments in partnerships, which generate LIHTCs are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into income during the period in which tax benefits are allocated. For determining impairments in partnerships which generate LIHTC, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk free rate ranging from 1.7% for future benefits of two years to 3.4% for future benefits of ten years or greater and compares the results to its current book values. Impairments are recognized as realized capital losses.

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. If the equity method is suspended, all future losses are not recorded until the

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to the amount of those guaranteed obligations or commitments.

l.	Derivatives and other invested assets

Derivatives and other invested assets consist of investments in derivative financial instruments and other miscellaneous investments.

Derivative financial instruments are carried at estimated fair value, which is based primarily upon quotations obtained from independent sources. In addition, the Company models many of these instruments internally. These quotations are compared to internally derived prices and a price challenge is lodged with the independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. Ultimately the Company accepts the final price obtained from an independent source as its measurement of fair value for these instruments. Changes in the fair value of these instruments are recorded as unrealized capital gains and losses in shareholder’s equity. Gains and losses realized on the termination, closing or assignment of contracts are recorded as realized capital gains and losses. Amounts receivable and payable are accrued.

m.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with maturities of three months or less to be cash and cash equivalents.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months. Investments in money market mutual funds are classified as short-term investments.

The carrying value reported in the Statutory Statements of Financial Position for these instruments approximates the fair value.

n.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) impaired bonds and mortgage loans more than 60 days past due; (c) bonds and mortgage loans delinquent more than 90 days or where collection of interest is improbable; (d) rent in arrears for more than 90 days; and (e) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

o.	Other than invested assets

Other than invested assets primarily includes deferred and uncollected premium and reinsurance recoverables.

p.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC include the amount of the deferred tax asset (subject to certain limitations) that will not be realized by the end of the next calendar year, the disallowed interest maintenance reserve (in a net asset position), certain investments in partnerships for which audits are not performed, prepaid agent commissions and premium, and related party amounts outstanding greater than 90 days from the due date. Such amounts are excluded from the Statutory Statements of Financial Position.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

q.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity, variable life and other insurance contract/policyholders to meet specific investment objectives. Separate account assets consist principally of marketable securities reported at fair value. Separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. The Company’s revenue reflects fees charged to the separate accounts, including administrative and investment advisory fees.

The Company has separate accounts classified as non-guaranteed for which the contract/policyholder assumes the investment risk. Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Income. Investment income and realized capital gains and losses on the assets of separate accounts accrue to contract/policyholders and are not recorded in the Statutory Statements of Income. Unrealized capital gains and losses on assets of separate accounts accrue to contract/policyholders and, accordingly, are reflected in the separate account liability to the contract/policyholder.

r.	Policyholders’ reserves

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force.

Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates.

Reserves for individual payout annuities are developed using accepted actuarial methods computed principally under the Commissioners’ Annuity Reserve Valuation Method (“CARVM”) using applicable interest rates and mortality tables, primarily 1983 Individual Annuity Mortality and Annuity 2000. The primary risk for payout annuities is the risk that the company may have insufficient investment income to fund the required interest and for those which have a life contingency element, that the annuitant might live longer than the mortality tables predict.

Reserves for individual fixed deferred annuities are developed using accepted actuarial methods computed principally under the CARVM using applicable interest rates and mortality tables, primarily 1983 Individual Annuity Mortality and Annuity 2000. The primary risk for fixed deferred annuities is that insufficient investment income is earned to fund the minimum guarantees or that customers may choose to withdraw funds in an environment where interest rates have increased significantly in a very short period of time.

Reserves for individual variable deferred annuities are developed using accepted actuarial methods computed principally under the CARVM using applicable interest rates and mortality tables, primarily, the 1994 Minimum Guaranteed Death Benefit. Additional reserves are calculated to specifically fund guaranteed minimum death benefits (“GMDBs”). The death benefit reserve essentially assumes a market drop and subsequent recovery under the CARVM rules to calculate a reserve. The GMDBs are subject to asset adequacy testing required under the actuarial guidelines to determine whether additional reserves need to be established. Such testing is performed reflecting all benefits and guarantees associated with the variable annuity contracts, as well as all expenses and charges associated with those contracts. On behalf of the Company, MassMutual performs this testing on a stochastic basis using scenarios from the American Academy of Actuaries. Assumptions used for policyholder behavior (lapses, partial withdrawals, annuitization, and additional premiums), mortality, expenses and commissions, investment management fees and taxes are consistent with those used for basic asset adequacy testing. The key drivers for these reserves are equity market levels, expenses and interest rates.

Tabular interest, tabular less actual reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC annual statement instructions. Term life products use a formula that applies a weighted-average interest rate

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula which applies a weighted-average credited rate to the mean account value.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The same reserve methods applied to standard policies are used for substandard reserve calculations that are based on a substandard mortality rate (a multiple of standard reserve tables).

The Company had total life insurance in force of $51,407 million and $54,988 million as of December 31, 2008 and 2007, respectively. Of this total, the Company had $3,178 million and $3,948 million of life insurance in force as of December 31, 2008 and 2007, respectively, for which the gross premium was less than the net premium according to the standard valuation set by the Department. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use industry standard mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers.

Certain variable universal life and universal life contracts include features that ensure continued death benefit coverage such as GMDBs, or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. Features of GMDBs and other guarantees provide a death benefit if the contract holder dies and the value of the obligation under contract exceeds the assets under contract. The value of the obligation is based on the premium paid less policy charges, amounts withdrawn, and a surrender charge. The liability for GMDBs and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves.

Certain individual variable annuity products issued by the Company offer GMDBs. The liability for GMDBs is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves. The Company’s GMDB reserves are calculated in accordance with actuarial guidelines.

Annuity GMDBs provide a death benefit if the contract value is less than the guaranteed minimum amount. Some contracts provide that guarantee upon the contract owner’s death while others provide it upon the annuitant’s death. This amount may be based on a return of premium (the premium paid less amounts withdrawn), a roll-up (an accumulation of premium at a specified interest rate adjusted for withdrawals), a reset (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is allowed to decrease when reset), or a ratchet (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is never allowed to decrease when reset). For an annuity contract, a decline in the stock market causing the contract value to fall below the specified amount will increase the net amount at risk, which is the GMDB in excess of the contract value.

All policyholders’ reserves and accruals are based on the various estimates discussed previously and are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

s.	Liabilities for deposit-type contracts

Liabilities for investment-type contracts such as supplementary contracts not involving life contingencies are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting expected future cash flows using current market rates.

t.	Transfers due from separate accounts

Transfers due from separate accounts represent a net receivable from the Company’s separate accounts.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

u.	Asset valuation reserve

The Company maintains an asset valuation reserve (“AVR”). The AVR is a contingency reserve to stabilize shareholder’s equity against fluctuations in the statement value of common stocks, real estate investments, partnerships and LLCs as well as credit-related declines in the value of bonds, mortgage loans, and certain derivatives to the extent that AVR is greater than zero for the appropriate asset category. The AVR is reported in the Statutory Statements of Financial Position and the change in AVR is reported in the Statutory Statements of Changes in Shareholder’s Equity.

v.	Securities sold under agreements to repurchase

The Company has entered into contracts for securities sold under agreements to repurchase whereby the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. Securities sold with agreement to repurchase are accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability and the underlying securities recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense, a component of investment expense which is reported in net investment income on the Statutory Statements of Income. The Company utilizes the proceeds from these agreements to make investments in short-term or cash equivalent investments.

The Company provides collateral as dictated by the agreements to the counterparty in exchange for a loan amount. If the fair value of the securities sold becomes less than the loan amount, the counterparty may require additional collateral.

w.	Other liabilities

Other liabilities primarily include liabilities related to amounts in suspense and due and accrued expenses.

x.	Reinsurance

The Company enters into reinsurance agreements with MassMutual and other insurance companies in the normal course of business in order to limit its insurance risk. Such transfers do not relieve the Company of its primary liability and, as such failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. Premium income, benefits to policyholders, and policyholders’ reserves are stated net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance reserve adjustments on reinsurance ceded are recorded as revenue.

y.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy and excess premium for flexible products is recognized when received. Annuity premium is recognized as revenue when received.

Premium revenue is offset by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s new premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

z.	Realized and unrealized capital gains and losses

Realized capital gains and losses, net of taxes, exclude gains and losses deferred into the interest maintenance reserve (“IMR”) and gains and losses of the separate accounts. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related derivative activities are deferred into the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses are recorded as a change in shareholder’s equity.

aa.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Current tax expense is reported on the income statement as federal income tax expense if resulting from operations, and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within shareholder’s equity. Changes to deferred income taxes are reported on various lines within shareholder’s equity. Limitations of deferred income taxes are recorded on the change in nonadmitted assets line, whereas, deferred taxes associated with net unrealized capital gains (losses) are shown within that caption on a net basis. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates that differ from the federal statutory tax rate.

3.	New accounting standards

Adoption of new accounting standards

In September 2008, the NAIC issued SSAP No. 99, “Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment,” with an effective date of January 1, 2009. This statement establishes the statutory accounting principles for the treatment of premium or discount applicable to certain securities subsequent to the recognition of an other-than-temporary impairment. The Company is in the process of assessing the impact of this statement.

In December 2008, the NAIC issued SSAP No. 91(R), “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities,” with an effective date of January 1, 2009. This statement adopts the revisions to FAS No. 156, “Accounting for Servicing of Financial Assets, an amendment of FASB Statement No. 140,” requiring that all servicing assets and servicing liabilities should initially be measured at fair value. Consistent with these revisions, this SSAP adopts guidance from FAS No. 156 requiring the inclusion of separately recognized servicing assets and servicing liabilities in the calculation of proceeds from the sale of assets and modifies the illustrations included within SSAP No. 91 accordingly. This SSAP rejects the optionality provided within FAS No. 156 for subsequent measurement of servicing assets and servicing liabilities at fair value or cost, but revises the SSAP No. 91 accounting measurement method for such items to a fair value measurement method. This SSAP confirms adoption of guidance previously adopted from FAS No. 140 regarding servicing assets and servicing liabilities established from the transfer of financial assets to a qualifying special purpose entity in a guaranteed mortgage securitization in which the transferor retains all of the resulting securities. This SSAP also adopts nonsubstantive revisions from FAS No. 156 in which the term “retained interests” is replaced with “interests that continue to be held by the transferor,” with amendments to the definition to exclude servicing assets and servicing liabilities. The Company is in the process of assessing the impact of this statement.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In January 2009, the NAIC issued SSAP No. 98, “Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, and Amendment of SSAP No. 43 – Loan-backed and Structured Securities,” which is effective for quarterly and annual reporting periods beginning on or after January 1, 2009. SSAP No. 98 requires that a structured or loaned-backed security that is other-than-temporarily impaired be written down to fair value and recognized in net realized capital gains (losses). Prior to this amendment, an impairment write-down of structured and loaned-backed security was based on that security’s undiscounted cash flows. SSAP No. 98 clarifies that an interest related decline in value should be deemed other-than-temporary only when the investor has the intent to sell the investment, at the reporting date, before recovery of the investment. Credit related other-than-temporary impairment losses shall be recorded through the AVR; interest related other-than-temporary impairment losses shall be recorded through the IMR. The estimated impact on total assets, net income, and shareholder’s equity of applying SSAP No. 98 as of December 31, 2008 of approximately $25 million resulting from residential mortgage-backed securities and collateralized debt obligations as disclosed in the statutory financial statements represents management’s best estimates and assumptions. The impact of applying SSAP No. 98 to other types of structured securities has not yet been determined, but may adversely impact the results of operations and financial condition.

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality, or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2008
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U. S. government	$250	$49	$1	$298
States, territories and possessions	19	-	1	18
Special revenue	163	5	-	168
Public utilities	183	2	13	172
Industrial and miscellaneous	2,561	18	408	2,171
Credit tenant loans	8	-	-	8
Parent, subsidiaries and affiliates	147	-	46	101

Total	$3,331	$74	$469	$2,936

Note: The carrying value in this table includes $10 million of unrealized losses on NAIC category 6 bonds which are not included in gross unrealized losses.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2007
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U. S. government	$28	$1	$-	$29
States, territories and possessions	3	-	-	3
Special revenue	171	2	1	172
Public utilities	185	3	3	185
Industrial and miscellaneous	2,729	34	58	2,705
Credit tenant loans	9	-	-	9
Parent, subsidiaries and affiliates	125	-	7	118

Total	$3,250	$40	$69	$3,221

Note: The carrying value in this table includes $2 million of unrealized losses related to foreign currency amounts recorded in shareholder’s equity.

The table below sets forth the Securities Valuation Office ratings for the bond portfolio along with what the Company believes were the equivalent rating agency designations:

NAIC Class	Equivalent Rating Agency Designation	December 31,
		2008		2007
		Carrying Value	% of Total	Carrying Value	% of Total
		($ In Millions)
1	Aaa/Aa/A	$2,001	60%	$1,891	58%
2	Baa	984	29	1,018	31
3	Ba	159	5	176	6
4	B	108	3	107	3
5	Caa and lower	55	2	46	2
6	In or near default	24	1	12	-

	Total	$3,331	100%	$3,250	100%

As a result of the continuing decline in the credit markets, certain bonds may have a credit quality rating which is lower than the December 31, 2008 NAIC class and equivalent rating agency designations in the above table.

The following table summarizes the carrying value and fair value of bonds as of December 31, 2008 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Securities that are not due on a single maturity date are included as of the final maturity date.

	Carrying Value	Fair Value
	(In Millions)
Due in one year or less	$209	$205
Due after one year through five years	1,028	923
Due after five years through ten years	898	767
Due after ten years	1,196	1,041

Total	$3,331	$2,936

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The proceeds from sales, gross realized capital gain and loss activity on sales and other-than-temporary impairments on bonds were as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Proceeds from sales	$204	$328	$601
Gross realized capital gains on sales	24	7	2
Gross realized capital losses on sales	(25)	(5)	(5)
Other-than-temporary impairments	(54)	(31)	(4)

Of the $54 million of other-than-temporary impairments, 30% were determined using internally developed models.

Portions of realized capital gains and losses which were determined to be interest related were deferred into the IMR.

The book values of investments were written down when a decline in value was considered to be other-than-temporary. Through December 31, 2008, the Company recognized $54 million of impairment losses on bonds. The impact to shareholder’s equity was reduced by a release of AVR, $20 million of which was from the bond component. The Company employed a systematic methodology to evaluate all declines in fair value. The methodology to evaluate declines in value used a quantitative and qualitative process ensuring that available evidence concerning the declines was evaluated in a disciplined manner.

The following is an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31, 2008 and 2007.

	December 31, 2008
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U. S. government	$68	$1	2	$1	$-	1
States, territories and possessions	8	-	11	2	-	1
Special revenue	24	-	22	4	-	5
Public utilities	97	7	65	30	6	21
Industrial and miscellaneous	1,112	150	843	564	268	399
Credit tenant loans	6	-	5	-	-	-
Parent, subsidiaries and affiliates	79	16	4	16	31	5

	$1,394	$174	952	$617	$305	432

Note: The unrealized losses in this table include $10 million of unrealized losses on NAIC category 6 bonds.

For industrial and miscellaneous, the majority of the unrealized losses in both categories above continued to grow as the widening of credit spreads, the continuing decline in the credit markets, liquidity, bank loan values, and other uncertainties were reflected in current market values. These factors continue to impact the value of RMBS bonds and have now spread to the broader bond market significantly affecting values in leveraged loans and CMBS. Deterioration of underlying collateral, downgrades of credit ratings, or other factors may lead to further declines in value.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2007
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U. S. government	$-	$-	-	$4	$-	3
States, territories and possessions	-	-	1	2	-	1
Special revenue	8	-	8	73	1	29
Public utilities	15	-	19	69	3	40
Industrial and miscellaneous	681	28	628	831	29	329
Credit tenant loans	5	-	2	-	-	-
Parent, subsidiaries and affiliates	35	6	8	3	-	1

	$744	$34	666	$982	$33	403

Note: The unrealized losses in this table do not include $2 million of unrealized losses related to foreign currency amounts recorded in shareholder’s equity.

For industrial and miscellaneous, the majority of the unrealized losses less than 12 months, as of December 31, 2007 were in RMBS and resulted from the widening of credit spreads and continuing decline in the credit markets.

Based on the Company’s policies as discussed in Note 2d, as of December 31, 2008 and 2007, the Company has not deemed these investments to be other-than-temporarily impaired because the book value of the investments is expected to be realized based on our analysis of fair value or, undiscounted cash flows for structured securities, and the Company has the ability and intent not to sell these investments until recovery, which may be maturity.

The Company did not sell any securities at a loss or in a loss position with the NAIC’s designation 3 or below through the years ended December 31, 2008 or 2007 that were reacquired within 30 days of the sale date.

The Company had assets which were on deposit with government authorities or trustees as required by law in the amount of $3 million as of December 31, 2008 and 2007.

Residential mortgage-backed exposure

The Company holds certain investments backed by pools of residential mortgages. The majority of these investments are included in bonds. The mortgages in these pools have varying risk characteristics and are commonly categorized as being of U.S. government agency, non-agency prime, Alt-A and subprime borrower quality. The mortgage collateral classified as U.S. government agency is considered of the lowest relative risk while those classified as subprime are of the highest relative risk. The Alt-A category includes option adjustable rate mortgages and the subprime category includes “scratch and dent” or reperforming pools, high loan-to-value pools, and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

As of December 31, 2008, of the $2,561 million of industrial and miscellaneous bonds, the Company had $725 million of RMBS bonds, including Collateralized Debt Obligations (“CDOs”) and other bonds with residential mortgage exposure, of which $400 million was prime, $241 million was Alt-A and $84 million was subprime. As of December 31, 2007, of the $2,729 million of industrial and miscellaneous bonds, the Company had $857 million of RMBS bonds, including CDOs and other bonds with residential mortgage exposure, of which $498 million was prime, $296 million was Alt-A and $63 million was subprime.

Beginning in 2007, market conditions for Alt-A and subprime investments deteriorated due to higher delinquencies, reduced home prices, and reduced refinancing opportunities. This market turbulence has

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

spread to other credit markets. It is unclear how long it will take for a return to more liquid market conditions.

The actual cost, carrying value, fair value, and related gross realized losses from other-than-temporary impairments of the Company’s bond investments with significant Alt-A or subprime exposure were as follows:

	December 31, 2008			Year Ended December 31, 2008
	Actual Cost	Carrying Value	Fair Value	Other-Than- Temporary Impairments
	(In Millions)
Alt-A:
Residential mortgage-backed securities	$266	$236	$131	$(24)
Collateralized debt obligations	5	5	5	(1)

Total Alt-A	271	241	136	(25)
Subprime:
Residential mortgage-backed securities	93	84	65	(5)
Collateralized debt obligations	1	-	-	-

Total subprime	94	84	65	(5)

Total Alt-A and subprime	$365	$325	$201	$(30)

Note: The actual cost in this table is reduced by paydowns and other maturities.

	December 31, 2007			Year Ended December 31, 2007
	Actual Cost	Carrying Value	Fair Value	Other-Than- Temporary Impairments
	(In Millions)
Alt-A:
Residential mortgage-backed securities	$299	$294	$283	$(7)
Collateralized debt obligations	12	1	1	(13)
Other bonds	1	1	1	-

Total Alt-A	312	296	285	(20)
Subprime
Residential mortgage-backed securities	67	63	61	(4)
Collateralized debt obligations	3	-	-	(2)

Total subprime	70	63	61	(6)

Total Alt-A and subprime	$382	$359	$346	$(26)

Note: The actual cost in this table is reduced by paydowns and other maturities.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following tables show the percentage by statement value of Alt-A and subprime residential mortgage-backed securities by vintage (representing the year the pool of loans was originated) and nationally recognized credit quality ratings as of December 31, 2008 and 2007:

	December 31, 2008
Year	AAA	AA	A	BBB	BB and below	Total
2008	0.2%	-%	-%	-%	-%	0.2%
2007	5.6	1.3	0.1	0.7	1.0	8.7
2006	24.8	0.7	1.2	0.3	0.5	27.5
2005 and prior	47.4	14.1	1.2	0.7	0.2	63.6

Total	78.0%	16.1%	2.5%	1.7%	1.7%	100.0%

	December 31, 2007
Year	AAA	AA	A	BBB	BB and below	Total
2007	8.7%	1.1%	-%	-%	-%	9.8%
2006	23.5	1.1	-	-	-	24.6
2005 and prior	53.2	10.4	1.4	0.3	0.3	65.6

Total	85.4%	12.6%	1.4%	0.3%	0.3%	100.0%

Subsequent to the financial statement date, there were additional credit downgrades for securities backed by residential mortgage pools, which were held by the Company. However, such downgrades did not significantly change the overall credit quality mix of the RMBS portfolio.

Leveraged loan exposure

Leveraged loans are loans extended to companies or individuals that already have considerable amounts of debt. The Company holds leveraged loans as bonds with interest rates that are higher than typical loans that reflect the additional risk of default from issuers with high debt-to-equity ratios. The actual cost, carrying value, fair value, and related gross realized losses from other-than-temporary impairments of the Company’s domestic and European leveraged loans were as follows:

	December 31, 2008			Year Ended December 31, 2008
	Actual Cost	Carrying Value	Fair Value	Other-Than- Temporary Impairments
	(In Millions)
Domestic leveraged loans	$110	$108	$77	$(1)
Domestic leveraged loan CDOs	85	82	43	(1)

Total domestic leveraged loans and CDOs	$195	$190	$120	$(2)

European leveraged loans	$65	$64	$27	$(3)

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2007			Year Ended December 31, 2007
	Actual Cost	Carrying Value	Fair Value	Other-Than- Temporary Impairments
	(In Millions)
Domestic leveraged loans	$127	$127	$124	$-
Domestic leveraged loan CDOs	76	74	69	(2)

Total domestic leveraged loans and CDOs	$203	$201	$193	$(2)

European leveraged loans	$79	$83	$81	$-

Note: The actual cost in these tables is reduced by paydowns and other maturities.

Commercial mortgage-backed exposure

The Company holds certain bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance, and the return provided to the borrower from the underlying collateral. These investments had actual cost of $378 million, fair value of $308 million and no related gross realized losses from other-than-temporary impairments as of December 31, 2008. These investments had actual cost of $382 million, fair value of $381 million and no related gross realized losses from other-than-temporary impairments as of December 31, 2007.

b.	Preferred stocks

The Company held preferred stocks with a carrying value of $9 million and a fair value of $6 million as of December 31, 2008. The Company held preferred stocks with a carrying value of $14 million and a fair value of $13 million as of December 31, 2007.

The Company had no realized gains or losses on sales of preferred stock and $3 million of other-than-temporary impairments for the year ended December 31, 2008. The Company had no realized gains or losses on sales of preferred stock and no other-than-temporary impairments for the year ended December 31, 2007. The Company had $2 million of realized gains and no realized losses on sales of preferred stock and no other-than-temporary impairments for the year ended December 31, 2006.

As of December 31, 2008 and 2007, the Company did not have any preferred stock with Alt-A or subprime exposure.

The Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $2 million as of December 31, 2008 and $5 million as of December 31, 2007.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Common stocks - unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2008	2007
	(In Millions)
Cost	$18	$36
Gross unrealized gains	1	6
Gross unrealized losses	(9)	(3)

Carrying value	$10	$39

The realized gain and loss activity of unaffiliated common stocks was as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Gross realized capital gains on sales	$9	$18	$9
Gross realized capital losses on sales	(6)	(1)	(1)
Other-than-temporary impairments	(2)	(1)	-

As of December 31, 2008, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $6 million in 56 issuers. These holdings were in an unrealized loss position of $9 million, $7 million of which were in an unrealized loss position more than 12 months. As of December 31, 2007, investments in unaffiliated common stocks with an unrealized loss position included holdings with a fair value of $17 million in 46 issuers. These holdings were in an unrealized loss position of $3 million, $1 million of which were in an unrealized loss position more than 12 months. Based upon the Company’s impairment review process discussed in Note 2f, the decline in value of these securities was not considered to be other-than-temporary as of December 31, 2008 or 2007.

The company held unaffiliated common stocks for which the transfer of ownership was restricted by contractual requirements with a carrying value of $6 million as of December 31, 2008 and a carrying value of $20 million as of December 31, 2007.

d.	Mortgage loans

Mortgage loans, comprised of commercial mortgage loans and residential mortgage loan pools, were $1,164 million as of December 31, 2008 and $1,222 million as of December 31, 2007. There was a valuation allowance of $8 million recorded as of December 31, 2008 and no valuation allowance recorded as of December 31, 2007. The Company’s commercial mortgage loans primarily finance various types of commercial real estate properties throughout the United States and Canada. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (“FHA”) and Veterans Administration (“VA”) guarantees.

On occasion, the Company advances funds for the payment of taxes, assessments and other amounts such as real estate taxes, legal bills, and appraisals prepared by a Member Appraisal Institute designated appraiser to protect collateral. Typically, advances are made on problem loans for which the Company is in negotiations with the borrower. To the extent that advances are not recoverable, they are written off as a realized loss upon the disposition of the mortgage loan. Taxes, assessments and other amounts advanced on behalf of a third party, not included in the mortgage loan carrying value total, were less than $1 million as of December 31, 2008 and 2007.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2008, scheduled mortgage loan maturities, net of valuation allowances, were as follows (in millions):

2009	$58
2010	120
2011	96
2012	176
2013	62
Thereafter	329

Commercial mortgage loans	841
Residential mortgage loan pools	323

Total mortgage loans	$1,164

Included in commercial mortgage loans in the above table were $11 million of mezzanine loans as of December 31, 2008.

As of December 31, 2008 and 2007, mortgage loan lending rates, including fixed and variable, on the portfolio of mortgage loans were:

	December 31, 2008			December 31, 2007
	Low	High	Weighted Average	Low	High	Weighted Average
Commercial mortgages	2.3%	8.9%	5.5%	3.9%	8.9%	5.8%
Residential mortgage loan pools	5.5%	10.6%	6.4%	4.2%	10.6%	6.6%
Mezzanine mortgages	4.0%	16.0%	9.7%	8.0%	16.0%	11.1%

During the years ended December 31, 2008 and 2007, mortgage loan lending rates, including fixed and variable, on new issues were:

	2008		2007
	Low	High	Low	High
Commercial mortgages	2.4%	6.6%	5.0%	7.6%
Residential mortgage loan pools	5.9%	6.5%	5.6%	7.2%
Mezzanine mortgages	12.0%	12.0%	8.0%	14.0%

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 89.5% as of December 31, 2008 and 2007. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 97.5% as of December 31, 2008 and 2007.

The Company had no realized gains, $1 million of losses and no other-than temporary impairments on mortgage loans for the year ended December 31, 2008. The Company had no realized gains, $2 million of losses due to write-offs, and no other-than-temporary impairments on mortgage loans for the year ended December 31, 2007. The Company had no realized gains, losses or other-than-temporary impairments on mortgage loans for the year ended December 31, 2006.

As of December 31, 2008 and 2007, the Company did not have any restructured loans. Restructured loans typically have been modified to defer a portion of the contracted interest payments to future periods. No interest was deferred to future periods for the years ended December 31, 2008 or 2007.

The Company did not have any interest deferred to future periods from mortgage loans on properties under development for the year ended December 31, 2008. Interest deferred to future periods from mortgage loans on properties under development was $1 million for the year ended December 31, 2007.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

During 2007, the Company wrote-off one mortgage loan that was foreclosed. The $2 million loss related to this loan was recorded as a realized capital loss.

The Company does not originate any residential mortgages but invests in residential mortgage loan pools which may contain mortgages of subprime credit quality. As of December 31, 2008 and 2007, the Company had no direct subprime exposure through the origination of residential mortgage loans or purchases of unsecuritized whole-loan pools. The Company purchases seasoned loan pools, most of which are FHA insured or VA guaranteed. The Company had mortgages with residential mortgage-backed exposure with a carrying value of $323 million as of December 31, 2008 and $312 million as of December 31, 2007, most of which were FHA insured or VA guaranteed.

Impaired mortgage loans consisted of the following:

	December 31,
	2008	2007	2006
	(In Millions)
Impaired mortgage loans with valuation allowance	$29	$-	$2
Less valuation allowance on impaired loans	(8)	-	(2)

Net carrying value of impaired mortgage loans	$21	$-	$-

Average recorded investment in impaired loans	$21	$-	$2

The Company did not have any interest income on impaired loans for the years ended December 31, 2008 and 2007. Interest income on impaired loans was less than $1 million for the year ended December 31, 2006.

There were no mortgage loans with interest more than 180 days past due as of December 31, 2008 or 2007.

The geographic distribution of mortgage loans was as follows:

	December 31,
	2008	2007
	(In Millions)
California	$204	$221
Washington	57	57
Massachusetts	56	55
Texas	50	49
Arizona	46	48
Virginia	41	38
All other states	331	353
Canada	56	70

Total commercial mortgage loans	841	891
Residential mortgage loan pools	323	331

Total mortgage loans	$1,164	$1,222

Note: The All other states in this table consist of 34 states with individual mortgage loan exposures of $38 million or less.

Included in commercial mortgage loans in the above table were mezzanine loans in the amounts of $11 million as of December 31, 2008 and $18 million as of December 31, 2007.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. Shareholder’s equity was not materially impacted by the geographical concentrations for the years ended December 31, 2008 or 2007.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Commercial mortgage loan exposure

The Company holds commercial mortgage loans for which it is the primary lender or where the Company is a secondary lender, often for a commercial property in development, which are classified as mezzanine loans. These loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, and the refinance risk associated with maturity of the loan and deteriorating collateral value.

The amortized cost, carrying value, fair value, and related gross realized losses from other-than-temporary impairments of the Company’s commercial mortgage loans were as follows:

	December 31, 2008			Year Ended December 31, 2008
	Amortized Cost	Carrying Value	Fair Value	Other-Than- Temporary Impairments	Valuation Allowance
	(In Millions)
Commercial mortgage loans excluding mezzanine loans	$834	$830	$808	$-	$(2)
Commercial mezzanine mortgage loans	16	11	11	-	(6)

Total commercial mortgage loans	$850	$841	$819	$-	$(8)

	December 31, 2007			Year Ended December 31, 2007
	Amortized Cost	Carrying Value	Fair Value	Other-Than- Temporary Impairments	Valuation Allowance
	(In Millions)
Commercial mortgage loans excluding mezzanine loans	$861	$873	$876	$-	$-
Commercial mezzanine mortgage loans	18	18	19	-	-

Total commercial mortgage loans	$879	$891	$895	$-	$-

The maturities of the Company’s mezzanine loan portfolio (in millions) are as follows:

	Carrying Value	Fair Value
2009	$-	$-
2010	2	3
2011	5	5
2012	2	2
2013	2	1
Thereafter	-	-

Mezzanine loans	$11	$11

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2008	2007
	(In Millions)
Held for the production of income	$14	$7
Accumulated depreciation	(2)	(1)
Encumbrances	(2)	(2)

Held for the production of income, net	10	4

Held for sale	-	4
Accumulated depreciation	-	-

Held for sale, net	-	4

Total real estate	$10	$8

The Company did not have any real estate classified as held for sale as of December 31, 2008 or classified as occupied by the company as of December 31, 2008 or 2007.

The Company did not hold any non-income producing property as of December 31, 2008 or 2007.

Depreciation expense on real estate was $1 million for the years ended December 31, 2008 and 2007, and less than $1 million for the year ended December 31, 2006.

The Company did not have any realized gains or losses for the years ended December 31, 2008, 2007 or 2006.

The Company invests in real estate as part of its diversified investment strategy. Properties are acquired and managed for net income growth and increasing value. Properties acquired through foreclosure are managed similarly. If a property in the portfolio is underperforming or is not expected to outperform the market in the future it is recommended for sale. Upon management’s approval for the sale of a property it is classified as held for sale. Properties acquired through foreclosure are classified as held for sale.

Through 2008, a residential apartment complex was reclassified from held for sale to held for the production of income. As of December 31, 2008, the Company held no real estate classified as held for sale.

Through 2007, two properties, a residential apartment complex and a retail center, acquired in previous years were classified as held for sale. Of these, the retail center was transferred to partnerships and LLCs in 2007. As of December 31, 2007, the Company held the residential apartment complex as classified as held for sale.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Partnerships and limited liability companies

Partnership and LLC holdings, at carrying value, had characteristics of:

	December 31,
	2008	2007
	(In Millions)
Common stocks	$120	$124
Preferred stocks	72	72
Real estate	52	45
Low income housing tax credits (“LIHTCs”)	12	13
Mortgage loans	2	5
Other	2	-

Total	$260	$259

The gain and loss activity of partnerships and LLCs was as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Gross realized capital gains on sales	$-	$-	$1
Other-than-temporary impairments	(16)	(2)	(1)

Residential mortgage-backed exposure

As of December 31, 2008, the Company did not hold any partnerships or LLCs with significant subprime exposure. For the year ended December 31, 2008, one partnership with significant Alt-A exposure held by the Company and liquidated prior to year end, Quantitative Enhanced Decisions Fund, had an actual cost of $2 million and related gross realized losses from current year other-than-temporary impairments of $1 million prior to liquidation.

As of December 31, 2007, one partnership held by the Company with significant Alt-A exposure had an actual cost of $2 million, carrying value and fair value of $1 million, and related gross realized losses from other-than-temporary impairments of $1 million.

Low income housing tax credit properties

The Company invests in partnerships which generate LIHTCs. These investments currently have unexpired tax credits which range from one to ten years and have an initial 15 year holding period requirement. As required by Statement of Statutory Accounting Principles (“SSAP”) No. 93, “Accounting for Low Income Housing Tax Credit Property Investments”, the other-than-temporary impairments for the years ended December 31, 2008 and 2007 were less than $1 million and there were no other-than-temporary impairments during 2006.

There were no write-downs or reclassifications made during the years ended December 31, 2008 or 2007 due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTCs currently subject to regulatory review.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Net investment income

Net investment income was derived from the following sources:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Bonds	$178	$199	$215
Preferred stocks	1	1	1
Common stocks - subsidiaries and affiliates	-	37	44
Common stocks - unaffiliated	2	3	3
Mortgage loans	69	74	65
Policy loans	10	9	8
Real estate	2	1	1
Partnerships and LLCs	27	23	14
Derivatives and other invested assets	12	4	5
Cash, cash equivalents and short-term investments	10	12	13

Subtotal investment income	311	363	369
Amortization of the IMR	(10)	(10)	(9)
Net gain from separate accounts	-	-	-
Less investment expenses	(15)	(15)	(15)

Net investment income	$286	$338	$345

h.	Net realized capital gains and losses

Net realized capital gains (losses) were comprised of the following:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Bonds	$(55)	$(29)	$(7)
Preferred stocks	(3)	-	2
Common stocks - subsidiaries and affiliates	(3)	-	-
Common stocks - unaffiliated	1	16	8
Mortgage loans	(1)	(2)	-
Partnerships and LLCs	(16)	(2)	-
Derivatives and other	11	(21)	(35)
Federal and state taxes	15	1	12

Net realized capital gains (losses) before deferral to the IMR	(51)	(37)	(20)
Net (gains) losses deferred to the IMR	(9)	17	40
Less taxes	(2)	(1)	(14)

Net after tax (gains) losses deferred to the IMR	(11)	16	26

Net realized capital gains (losses)	$(62)	$(21)	$6

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Other-than-temporary impairments, which are included in the net realized capital gains (losses) above, consisted of the following:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Bonds	$(54)	$(31)	$(4)
Preferred stock	(3)	-	-
Common stock - subsidiaries and affiliates	(3)	-	-
Common stock - unaffiliated	(2)	(1)	-
Partnerships and LLCs	(16)	(2)	(1)

Other-than-temporary impairments	$(78)	$(34)	$(5)

The impact on shareholder’s equity from the other-than-temporary impairments was reduced by release from the AVR of $62 million for 2008 and $6 million for 2007.

i.	Securities purchased under agreements to resell and sold under agreements to repurchase

As of December 31, 2008 and 2007, the Company had no securities purchased under agreements to resell.

The Company had securities sold under agreements to repurchase with total carrying values of $102 million as of December 31, 2008 and $51 million as of December 31, 2007. As of December 31, 2008, the maturity of the agreement was January 6, 2009 while the interest rate was 0.8%. The outstanding amounts were collateralized by bonds with a fair value of $141 million as of December 31, 2008 and bonds with a fair value of $53 million and cash of less than $1 million as of December 31, 2007.

5.	Common stocks – subsidiary and affiliates

MML Bay State is a wholly owned stock life insurance subsidiary of the Company and primarily writes variable universal life and bank-owned life insurance business. In 2008, the Company did not receive a dividend from MML Bay State. The Company received dividends from MML Bay State of $37 million in 2007. A majority of MML Bay State’s statutory shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the Company without prior approval from the Department. Under these regulations, $19 million of MML Bay State’s shareholder’s equity is available for distribution to the Company in 2009 without prior regulatory approval.

The Company recognized other-than-temporary impairments on affiliated investment funds of $3 million as of December 31, 2008. The Company did not recognize any other-than-temporary impairments on affiliated investment funds as of December 31, 2007.

As of December 31, 2008, the Company had no affiliated common stocks for which the transfer of ownership was restricted by contractual requirements. As of December 31, 2007, the Company had common stocks of affiliates with a carrying value of $2 million for which the transfer of ownership was restricted by contractual requirements.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Summarized below is statutory financial information for MML Bay State:

	As of and for the Years Ended December 31,
	2008	2007	2006
	(In Millions)
Total revenue	$133	$144	$155
Net income	10	11	37
Assets	4,176	4,637	4,550
Liabilities	3,984	4,454	4,338
Equity	192	183	212

6.	Derivative financial instruments

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investment positions. These combined investments are created opportunistically when they are economically more attractive than the replicated instrument or when the replicated instruments are unavailable. The Company held synthetic assets which were considered replicated asset transactions as defined under statutory accounting principles of $5 million as of December 31, 2008 and 2007. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, equity and credit default swaps, options, interest rate caps and floors, forward contracts, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, as allowed by accounting rules, the Company specifically and intentionally made the decision not to apply hedge accounting.

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Interest rate swaps are primarily utilized to more closely match the interest rate cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments. The Company had interest rate swaps with a net fair value of $122 million, which had a corresponding absolute notional value of $1,303 million as of December 31, 2008 and a net fair value of $45 million, which had a corresponding absolute notional value of $1,124 million as of December 31, 2007. A realized gain on closed contracts of $14 million and an unrealized gain on the mark-to-market of open contracts of $78 million were recorded for the year ended December 31, 2008. No realized gain on closed contracts and an unrealized gain on the mark-to-market of open contracts of $23 million were recorded for the year ended December 31, 2007. No realized gain on closed contracts and an unrealized gain on the mark-to-market of open contracts of $13 million were recorded for the year ended December 31, 2006.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company utilizes currency swaps for the purpose of managing currency exchange risks in its assets.

The Company uses credit default swaps to either reduce exposure to particular issuers by buying protection or increase exposure to issuers by selling protection against specified credit events. The Company buys protection as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells protection to enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market or to enter into synthetic transactions by buying a high quality liquid bond to match against the credit default swap.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Credit default swaps involve a transfer of credit risk on fixed income instruments from one party to another in exchange for periodic premium payments. The buyer of the credit swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the underlying security. This transfers the risk of default from the buyer of the swap to the seller. If a specified credit event occurs, as defined by the agreement, the seller is obligated to pay the counterparty the contractually agreed upon amount and receives in return the underlying security in an amount equal to the notional value of the credit default swap. A credit event is generally defined as default on contractually obligated interest or principal payments or bankruptcy. The Company does not write credit default swaps as a participant in the credit insurance market but does sell swaps to generate returns consistent with bond returns when the actual bond is not available or the market price is more expensive. The Company had credit default swaps with a net fair value of $8 million, which had a corresponding absolute notional value of $69 million as of December 31, 2008 and a net fair value of $2 million, which had a corresponding absolute notional value of $83 million as of December 31, 2007. A realized gain on closed contracts of $3 million and an unrealized gain on the mark-to-market of open contracts of $6 million were recorded for the year ended December 31, 2008. No realized gain on closed contracts and an unrealized gain on the mark-to-market of open contracts of $3 million were recorded for the year ended December 31, 2007. A realized gain on closed contracts and an unrealized gain on the mark-to-market of open contracts of less than $1 million each were recorded for the year ended December 31, 2006.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter into an interest rate swap at a future date. The Company purchases these options in order to protect against undesirable financial effects resulting from interest rate exposures that exist in its assets and/or liabilities.

Interest rate cap agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with an increase in a reference rate or index in return for a premium. Interest rate floor agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with a decline in a reference rate or index in return for a premium. The Company is exposed to policyholder surrenders during a rising interest rate environment. Interest rate cap and swaption contracts are used to mitigate the Company’s loss in this environment. These derivative instruments are used to reduce the duration risk of fixed maturity investments to match certain life insurance products in accordance with the Company’s asset and liability management policy.

The Company utilizes certain other agreements including forward contracts and financial futures to reduce exposures to various risks. Forward contracts and financial futures are used by the Company to manage market risks relating to interest rates. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange is agreed upon at the time of the contract. The Company also uses “to be announced” (“TBAs”) forward contracts to participate in the investment return on mortgage-backed securities. The Company believes that TBAs can provide a more liquid and cost effective method to participate in the investment return on mortgage-backed securities than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus accounts for these TBAs as derivatives. TBAs which settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions.

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the rating on the counterparty’s long term, unsecured, unsubordinated debt. Additionally, in many instances, the Company enters into agreements with counterparties that allow for contracts in a positive position, where the

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. Collateral pledged by the counterparties was $198 million as of December 31, 2008 and $28 million as of December 31, 2007. Market value exposure at risk, in a net gain position, net of offsets and collateral, was $37 million as of December 31, 2008 and $68 million as of December 31, 2007. Negative values in the carrying value of a particular derivative category can result from a counterparty’s right to offset positions in multiple derivative financial instruments. The Company regularly monitors counterparty credit ratings and exposures, derivative positions and valuations, and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

The following tables summarize the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2008
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$122	$1,303	$-	$-
Currency swaps	5	96	1	35
Credit default swaps	8	69	-	-
Options	96	956	-	-
Forward contracts	(1)	139	-	-
Financial futures - long positions	-	194	-	-

Total	$230	$2,757	$1	$35

	December 31, 2007
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$45	$1,124	$-	$-
Currency swaps	(11)	83	9	43
Credit default swaps	2	82	-	1
Options	60	1,596	-	-
Forward contracts	(1)	94	-	40
Financial futures - long positions	-	127	-	-

Total	$95	$3,106	$9	$84

Notional amounts do not represent amounts exchanged by the parties and thus are not a measure of the Company’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices, and financial or other indices.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the Company’s notional amounts by contractual maturity and type of derivative:

	One year	Two Through Five Years	Six Through Ten Years	After Ten Years	December 31,
					2008	2007
	(In Millions)
Interest rate swaps	$64	$152	$641	$446	$1,303	$1,124
Options	-	-	224	732	956	1,596
Currency swaps	2	92	35	2	131	126
Other derivatives	340	45	17	-	402	344

Total	$406	$289	$917	$1,180	$2,792	$3,190

The following table represents the Company’s net notional interest rate swap positions:

	December 31,
	2008	2007
	(In Millions)
Open interest rate swaps in a fixed receive position	$957	$762
Open interest rate swaps in a fixed pay position	346	362

Total interest rate swaps	$1,303	$1,124

7.	Fair value of financial instruments

The following fair value disclosure summarizes the Company’s financial instruments:

	December 31,
	2008		2007
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Financial assets:
Bonds	$3,331	$2,936	$3,250	$3,221
Preferred stocks	9	6	14	13
Common stocks - unaffiliated	10	10	39	39
Mortgage loans	1,164	1,143	1,222	1,226
Policy loans	174	174	167	167
Derivative financial instruments	230	230	95	95
Cash, cash equivalents and short-term investments	392	392	90	90

Financial liabilities:
Derivative financial instruments	$1	$1	$9	$9
Securities sold under agreements to repurchase	102	102	51	51
Investment-type insurance contracts:
Individual annuity investment contracts	3,118	3,213	3,036	3,097
Supplementary investment contracts	5	5	4	4

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Level 3 bonds as defined below were 31.8% of the total fair value of bonds as of December 31, 2008.

The average fair value of derivative financial instrument assets was $163 million through 2008 and $76 million through 2007. The average fair value of derivative financial instrument liabilities was $5 million through 2008 and $7 million through 2007.

The Company’s valuation techniques are based upon observable and unobservable pricing inputs. Observable inputs reflect market data obtained from independent sources based on trades of securities, while unobservable inputs reflect the Company’s market assumptions. These inputs comprise the following fair value hierarchy:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets and liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quotable market prices from independent sources to determine the fair value of investments, and classifies such items within Level 1 of the fair value hierarchy. If quotable prices are not available, prices are derived from observable market data, or obtained directly from brokers, that reflect similar or identical assets traded in active or inactive markets. Investments which are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use one or more inputs that are not directly observable or correlated with observable market data. Typical inputs which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as London Inter-bank Offering Rate, cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments which are priced with these unobservable inputs are classified within Level 3 of the fair value hierarchy.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table presents the Company’s financial instruments carried at fair value on a recurring basis:

	December 31, 2008
	Level 1	Level 2	Level 3	Netting (1)	Total
	(In Millions)
Financial assets:
Preferred stocks NAIC 4-6	$2	$-	$-	$-	$2
Common stocks - unaffiliated	4	-	6	-	10
Common stocks - subs and affiliates	-	-	193	-	193
Derivative financial instruments	-	332	-	(102)	230
Cash equivalents and short-term investments	-	393	-	-	393
Separate account assets	1,664	-	-	-	1,664

Total financial assets at fair value	$1,670	$725	$199	$(102)	$2,492

Financial liabilities:
Derivative financial instruments	$-	$(103)	$-	$102	$(1)

Total financial liabilities at fair value	$-	$(103)	$-	$102	$(1)

(1)

Netting adjustments represent offsetting positions that may exist under a master-netting agreement with a counterparty where amounts due from the counterparty are offset against amounts due to the counterparty.

The following table presents the Company’s bonds designated as NAIC 6 which are carried at fair value on a non-recurring basis:

	December 31, 2008
	Level 1	Level 2	Level 3	Total
	(In Millions)
Bonds NAIC 6:
Industrial and miscellaneous	$-	$4	$15	$19

The following table presents changes in the Company’s Level 3 financial instruments which are carried at fair value on a recurring basis:

	Balance 12/31/2007	Gains and (losses) in net income	Gains and (losses) in surplus	Acquisitions and dispositions	Transfer in/out of Level 3	Balance 12/31/2008
	(In Millions)
Financial assets:
Preferred stocks NAIC 4-6	$3	$(1)	$-	$(2)	$-	$-
Common stocks - unaffiliated	19	5	(7)	(11)	-	6
Common stocks - subs and affiliates	198	(3)	3	(5)	-	193

Total financial assets at fair value	$220	$1	$(4)	$(18)	$-	$199

8.	Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading, are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The following table summarizes the deferred and uncollected life insurance premium on a gross basis as well as net of loading.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31,
	2008		2007
	Gross	Net of Loading	Gross	Net of Loading
	(In Millions)
Ordinary renewal	$(19)	$(18)	$(19)	$(16)
Group life	1	1	1	1

Total	$(18)	$(17)	$(18)	$(15)

Deferred premium is the portion of the annual premium not earned at the reporting date, net of loading. Loading is an amount obtained by subtracting the valuation net premium from the gross premium and generally includes allowances for acquisition costs and other expenses. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

9.	Related party transactions

The Company has an agreement whereby MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Also, investment and administrative services are provided to the Company pursuant to a management services agreement with MassMutual. Fees incurred under the terms of these agreements were $72 million, $79 million and $86 million in 2008, 2007 and 2006, respectively. While management believes that these fees are calculated on a reasonable basis, these fees may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis. The net amounts due to MassMutual were $13 million and $23 million as of December 31, 2008 and 2007, respectively. These outstanding balances are billed quarterly and are due and payable within 30 days.

The Company and its subsidiary, MML Bay State, participates in variable annuity exchange programs with its parent, MassMutual, whereby certain Company variable annuity contract holders can make a non-taxable exchange of their contract for an enhanced variable annuity contract of the other company. The Company recorded premium income of $2 million, $8 million, and $10 million and surrender benefits of $114 million, $90 million, and $74 million in 2008, 2007, and 2006, respectively, related to these exchange programs. The Company has an agreement with MassMutual to compensate them or be compensated for lost revenue associated with the exchange of contracts that are within the surrender charge period. As a result of these exchanges, the Company has recorded commissions receivable of less than $1 million for the years ended December 31, 2008, 2007, and 2006 and has received net commissions of less than $1 million, $1 million and $4 million for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company cedes a portion of its life insurance business to MassMutual and other reinsurers in the normal course of business. The Company’s initial retention limit per individual life insured is generally $15 million; the portion of the risk exceeding the retention limit is reinsured with other insurers, including MassMutual.

The Company has a modified coinsurance quota-share reinsurance agreement with MassMutual whereby the Company cedes 75% of the premium on certain universal life policies. In return, MassMutual pays the Company a stipulated expense allowance, death and surrender benefits. The Company retains the assets and related reserves for payment of future benefits on the ceded policies. The modified coinsurance

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

adjustment is the mechanism by which MassMutual funds the reserve on the reinsured portion of the risk. It is needed to adjust for the financial effect of the Company holding the reserves on the ceded coverage rather than MassMutual.

The Company also has a stop-loss agreement with MassMutual under which the Company cedes claims which, in aggregate, exceed 0.28% of the covered volume for any year, with maximum coverage of $25 million. The aggregate limit was $43 million in 2008, $46 million in 2007 and $49 million in 2006 and was not exceeded in any of the years.

The Company has coinsurance agreements with MassMutual, whereby the Company cedes substantially all of the premium on new issues of certain universal life policies. In return, MassMutual pays to the Company a stipulated expense allowance and death and surrender benefits. MassMutual holds the assets and related reserves for payment of future benefits on the ceded policies.

The net amounts outstanding with MassMutual for the various reinsurance agreements were $5 million due from MassMutual as of December 31, 2008, and $2 million due from MassMutual as of December 31, 2007. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

The following table summarizes the transactions between the Company and MassMutual:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Premium income ceded, related to:
Modified coinsurance agreements	$15	$16	$17
Stop-loss agreements	1	1	1
Coinsurance agreements	72	74	81

Policyholder benefits ceded, related to:
Modified coinsurance agreements	35	39	38
Coinsurance agreements	37	46	65

Expense allowances on reinsurance assumed, included in fees and other income, related to:
Modified coinsurance agreements	4	5	5
Coinsurance agreements	19	18	18

Modified coinsurance adjustments ceded, included in fees and other income	32	35	36

Experience refunds received	-	1	1

10.	Reinsurance

The Company cedes insurance to affiliated and unaffiliated insurers in order to limit its insurance risk. The Company’s initial retention limit per individual life insured is generally $15 million. The Company reinsures a portion of its life business under either a first dollar quota share arrangement or an in excess of the retention limit arrangement. The amounts reinsured are on a yearly renewable term or modified coinsurance basis.

The Company and its officers and directors do not own any portion of a reinsurer nor were any policies issued by the Company reinsured with a company chartered in a country other than the U.S. and which is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of December 31, 2008, the resulting reduction in shareholder’s equity due to loss of reinsurance reserve credits net of unearned premium would be approximately $240 million assuming no return of the assets backing these reserves from the reinsurer to the Company.

Reinsurance amounts included in the Statutory Statements of Income were as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Premium ceded	$74	$71	$66
Reinsurance recoveries	82	56	56

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2008	2007
	(In Millions)
Reserve credit taken	$281	$266
Amounts recoverable from reinsurers	22	14

As of December 31, 2008, one reinsurer accounted for 32% of the outstanding reinsurance recoverable and the next largest reinsurer had 21% of the balance. The Company believes that no exposure to a single reinsurer represents an inappropriate concentration of risk to the Company, nor is the Company’s business substantially dependent upon any single reinsurer.

11.	Policyholders’ liabilities

a.	Policyholders’ reserves

The following table summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2008		2007
	Amount	Interest Rates	Amount	Interest Rates
	( $ In Millions)
Individual annuities	$3,118	4.5% - 9.0%	$3,039	4.5% - 9.0%
Individual universal and variable life	1,569	2.5% - 4.5%	1,489	2.5% - 4.5%
Group life	67	2.5% - 4.0%	69	2.5% - 4.0%
Individual life	35	2.5% - 4.5%	20	2.5% - 4.5%

Total	$4,789		$4,617

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Liabilities for deposit-type contracts

Supplementary contracts not involving life contingencies of $9 million and $8 million as of December 31, 2008 and 2007, respectively, were included in liabilities for deposit-type contracts. The interest rate on supplementary contracts was 3.0% as of December 31, 2008 and 2007.

c.	Additional liability for annuity contracts

Certain variable annuity contracts include additional death or other insurance benefit features, such as guaranteed minimum death benefits (“GMDBs”). In general, these benefit guarantees require the contract or policyholder to adhere to a company-approved asset allocation strategy. Election of these benefits on annuity contracts is generally only available at contract issue.

The following table shows the liabilities for GMDBs on variable annuity contracts and incurred and paid guarantee benefits (in millions):

December 31, 2007	$4
Incurred guarantee benefits in 2008	26
Paid guarantee benefits in 2008	(2)

December 31, 2008	$28

The following table summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with GMDBs classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31, 2008			December 31, 2007
	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age
	($ In Millions)
GMDB	$1,667	$484	62	$2,991	$64	62

A cash flow testing reserve of $18 million was established on December 31, 2008, to satisfy the asset adequacy analysis requirements of actuarial guidelines. The cash flow testing reserve is included in change in policyholders’ reserves on the Statutory Statements of Income.

Account balances of variable annuity contracts with GMDB guarantees invested in separate accounts in addition to general account options are summarized in the table below:

	December 31,
	2008	2007
	(In Millions)
Separate account	$1,337	$2,630
General account	330	361

Total	$1,667	$2,991

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDBs, or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The net liability for guarantees on universal life and variable universal life type contracts, as of December 31, 2008 and 2007, was as follows:

	December 31,
	2008	2007
	(In Millions)
Beginning balance	$390	$262
Net liability increase	67	128

Ending balance	$457	$390

The determination of individual life GMDB and other guarantees for universal life and variable universal life is based on actuarial guidelines and adopted model laws.

12.	Federal income taxes

The components of the net deferred tax asset recognized in the Company’s assets, liabilities and shareholder’s equity are as follows:

	December 31,
	2008	2007
	(In Millions)
Total deferred tax assets	$190	$166
Total deferred tax liabilities	(71)	(33)

Net deferred tax asset	119	133
Deferred tax assets nonadmitted	(98)	(108)

Net admitted deferred tax asset	$21	$25

(Increase) decrease in nonadmitted asset	$10	$23

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Federal income tax expense (benefit) on operating earnings	$12	$5	$6
Federal income tax expense (benefit) on net realized capital gains (losses)	(15)	(1)	(12)

Total federal income tax expense (benefit)	$(3)	$4	$(6)

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	December 31,
	2008	2007
	(In Millions)
Deferred tax assets:
Reserve items	$82	$68
Policy acquisition costs	65	68
Investment items	31	20
Unrealized investment losses	11	4
Nonadmitted assets	3	2
Other	(2)	4

Total deferred tax assets	190	166
Nonadmitted deferred tax assets	(98)	(108)

Admitted deferred tax assets	92	58

Deferred tax liabilities:
Unrealized investment gains	67	28
Deferred and uncollected premium	1	2
Reserve items	1	1
Other	2	2

Total deferred tax liabilities	71	33

Net admitted deferred tax asset	$21	$25

The change in net deferred income taxes, excluding amounts nonadmitted, is comprised of the following and is presented as a change to net unrealized capital gains (losses) and net deferred income taxes within the Statutory Statements of Changes in Shareholder’s Equity:

	Years Ended December 31,
	2008	2007
	(In Millions)
Change in deferred tax assets	$24	$(11)
Change in deferred tax liabilities	(38)	(16)

Increase (decrease) in deferred tax asset	(14)	(27)
Less items not recorded in the change in net deferred income taxes:
Tax effect of unrealized gains	39	19
Tax effect of unrealized losses	(7)	(2)

Increase (decrease) in net deferred income taxes	$18	$(10)

As of December 31, 2008, the Company had no net operating or capital loss carryforwards to include in deferred income taxes.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The components of federal income tax on operating items is recorded on the Statutory Statements of Income and Statutory Statements of Changes in Shareholder’s Equity and is different from that which would be obtained by applying the statutory federal income tax rate to operating income before taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2008		2007		2006
	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
	($ In Millions)
Provision computed at statutory rate	$(24)	35%	$26	35%	$30	35%
Tax credits	(2)	3%	(2)	(3)%	(2)	(3)%
Nonadmitted assets	(1)	1%	-	-%	(1)	(1)%
Change in reserve valuation basis	3	(4)%	-	-%	(4)	(5)%
Investment items	2	(2)%	(11)	(15)%	(23)	(26)%
Other	1	(2)%	1	1%	-	-%

Total statutory income tax expense (benefit)	$(21)	31%	$14	18%	$-	-%

Federal income tax expense (benefit)	$(3)		$4		$(6)
Change in net deferred income taxes	(18)		10		6

Total statutory income tax expense (benefit)	$(21)		$14		$-

During the year ended December 31, 2008 the Company received federal income taxes in the amount of $4 million from its parent in accordance with the provisions of the written tax allocation agreement. In 2007 and 2006, the Company paid federal income taxes in the amounts $37 million and $26 million, respectively. As of December 31, 2008, a $10 million federal income tax benefit can be carried back against prior years. Federal income taxes paid in prior years that will be available to offset the current year’s tax benefit or future tax benefits are as follows: $18 million in 2007, $4 million in 2006 and $17 million in 2005.

The Company is included in a consolidated U.S. federal income tax return with its parent, Massachusetts Mutual Life Insurance Company (“MassMutual”), a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and MassMutual’s eligible U.S. subsidiaries. The Company also files income tax returns in various states and foreign jurisdictions. The Company, MassMutual, and MassMutual’s eligible subsidiaries and certain affiliates (the “Parties”) have executed and are subject to a written tax allocation agreement (the “Agreement”). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. (“FIN”) 48, “Accounting for Uncertainty in Income Taxes.” The NAIC is still evaluating the applicability of FIN 48 to statutory financial reporting. Because statutory guidance has not been issued, the Company has not yet determined the statutory impact of adoption on its statutory financial statements. The Company continues to recognize tax benefits and related reserves in accordance with SSAP No. 5, “Liabilities, Contingencies and Impairments of Assets”.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits:

(In Millions)
Balance, January 1, 2008	$13
Gross increase related to positions taken in prior years	1
Gross increase related to positions taken in current year	3
Gross decrease related to settlements	-
Gross increase (decrease) related to lapse of statutes of limitations	-

Balance, December 31, 2008	$17

Included in the liability for unrecognized tax benefits as of December 31, 2008, are $17 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for unrecognized tax benefit balance as of December 31, 2008 includes no unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate. The Company does not expect the total amount of unrecognized tax benefits to decrease over the next 12 months.

The Company recognizes accrued interest and penalties related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of net interest and penalties recognized in the Company’s financial statements as of December 31, 2008 and 2007 were $2 million and $1 million respectively.

In February 2008, the Internal Revenue Service (“IRS”) commenced its examination of the years 2004 and 2005. In 2007, the IRS completed its examination of the Company’s income tax returns for the tax years 2002 through 2003. The IRS issued a Revenue Agent’s Report proposing to assess the Company additional income taxes for the years 2002 through 2003. In 2007, the Company made additional tax payments of $13 million with respect to tax years 2002 through 2003. In 2007, MassMutual filed a Letter of Protest with IRS Appeals on behalf of the Company contesting some of the proposed adjustments. Even if the Company were not to prevail on these contested proposed adjustments, the Company would not suffer a material change to its financial position or liquidity. Settlement has been reached with the IRS for tax years prior to 2002, although the Company has reserved the right to pursue refunds for certain pre-2002 contested issues. As of December 31, 2008 and 2007, the Company has no protective deposits recognized as admitted assets.

The Economic Stimulus Act of 2008, enacted in February 2008, allowed businesses to claim a bonus first year depreciation deduction of 50% for most personal property placed in service after 2007 and before 2009. The Housing Assistance Tax Act, enacted in July 2008, allowed low-income housing tax credits to offset the alternative minimum tax (“AMT”), effective for low income housing tax credits attributable to buildings placed in service after December 31, 2007. The Housing Assistance Tax Act also provided the option for corporations to treat certain unused research and AMT credits as allowable and refundable in lieu of claiming the bonus and accelerated depreciation deductions. These new tax provisions will not have a material effect on the Company’s financial position.

13.	Shareholder’s equity

MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of each state in the U.S. in which the Company is licensed to do business. Substantially all of the statutory shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the shareholder without prior approval from the Department. Under these regulations, $71 million of shareholder’s equity is available for distribution to the shareholder in 2009 without prior regulatory approval. In 2008, the Company did not pay dividends to its parent, MassMutual.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

14.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability management techniques that account for the cash flow characteristics of the assets and liabilities.

The Company’s currency exchange risk is related to non-U.S. dollar denominated investments, its medium-term note programs and international operations. The Company mitigates its currency exposures related to its investments and medium-term note programs through the use of derivatives.

Asset based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

Risks	related to credit markets

Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company attempts to manage its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors.

Beginning in 2007, the slowing of the U.S. housing market, rising residential mortgage rates, and relaxed underwriting standards by residential mortgage loan originators led to higher delinquency and loss rates, reduced credit availability and reduced liquidity in the residential loan market. The Company has implemented a stringent review process for determining the nature and timing of other-than-temporary impairments on securities containing these risk characteristics. Cash flows were modeled for selected bonds deemed to be at risk for impairment using prepayment and default assumptions that varied according to collateral attributes. Bonds with nontrivial credit exposure were modeled across a variety of prepayment and default scenarios, spanning the range of possible outcomes specific to each individual security. Fair values resulting from internal models are those expected to be paid in an orderly transaction between market participants at the financial statement date.

The fair values of residential mortgage-backed securities, commercial mortgage-backed securities, and commercial mortgage loans are highly sensitive to evolving conditions that can impair the cash flows realized by investors. Determining fair value is made more difficult by the lack of observable prices, uncertainty of credit ratings, and the current liquidity crisis which may continue into the foreseeable future. The ultimate emergence of losses is subject to uncertainty. If defaults were to increase above the stresses imposed in the Company’s analysis or collateral performance was worse than expected, management would need to reassess whether such credit events have changed the Company’s assessment of other-than-temporary impairments and estimates of fair values given the underlying dynamics of the market and the expected performance of these assets. A significant, unexpected credit event could change management’s view of these assets. The liquidity crisis continues to adversely affect lenders’ underwriting appetite for new financing arrangements and hence could lead to a diminished ability to refinance the underlying collateral. Also, continued down turns in the economy and real estate market and increased unemployment will likely result in higher defaults and ultimately, increased recognition of other-than-temporary impairments.

In response to the deterioration of Collateralized Debt Obligations (“CDOs”) backed by residential mortgage-backed securities in 2008 and 2007, the trading markets for all CDO-related structured products have been adversely affected by reduced liquidity. The Company has investments in CDOs that are exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as Collateralized Loan Obligations. The portfolios backing these

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

investments are actively managed and diversified by industry and individual issuer concentrations. Due to the nature of CDOs which complicate an evaluation of the underlying collateral, the overall negative economic environment, and resulting reduced market liquidity, the risk premium of CDOs have increased and resulted in declining prices. The steep decline in economic activity in the fourth quarter of 2008 will continue to affect the economic performance of the collateral pool of each CDO. Management believes its scenario analysis approach, based on actual collateral data and forward looking assumptions, does capture the level of default risks in each pool including refinancing risks. However, in a rapidly changing economic environment the risk in each collateral pool will be more volatile.

The current liquidity crisis has also resulted in increased risks related to the Company’s investments in domestic and European leveraged loans. European leveraged loans typically have speculative grade ratings. While default rates were low in 2007 and 2008, the weakening of world credit markets may have negative consequences in the future. In addition, the liquidity crisis continues to adversely affect lenders’ underwriting appetite for new financing arrangements and hence could lead to a diminished ability to refinance the underlying collateral which could lead to increased defaults.

Management’s judgment regarding other-than-temporary impairments and estimated fair value, including the difficulty of obtaining readily determinable prices impacted by the current illiquid credit market environment, for RMBS and other investments including leveraged loan exposure, depends upon evolving conditions that can alter the anticipated cash flows realized by investors. Further deterioration of market conditions and related management judgments of other-than-temporary impairments and fair value could negatively impact the Company’s results of operations, shareholder’s equity, and the disclosed fair value.

Additional market risks exist due to the Company’s investments in common stocks which are in a significant unrealized loss position. The Company believes these losses are temporary because of the high level of volatility in the equity market and the sectors of the economy in which the securities participate have the potential for recovery. The Company will monitor these investments and related markets and if there are not signs of recovery in the near term, management would revise expectations accordingly, and update its assessment of other-than-temporary impairments.

b.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations, or liquidity.

c.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

The Company and MassMutual, together with numerous other defendants, were named in an adversary proceeding in the Enron bankruptcy. In 2008, this matter was resolved between the parties with no additional adverse impact to the Company.

In 2005, the Company received final approval of a nationwide class action settlement involving alleged insurance sales practices claims. In 2006, all appeals to this settlement were resolved. The settlement class included all policyholders, with certain limited exceptions, who have or had an ownership interest in

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

permanent life policies or term life policies issued between January 1, 1983 and December 31, 2003. Through December 31, 2008, the Company had paid $35 million resulting from this settlement.

d.	Regulatory matters

The Company and MassMutual are subject to governmental and administrative proceedings and regulatory inquiries, examinations and investigations in the ordinary course of its business. In connection with regulatory inquiries, examinations and investigations, the Company and MassMutual have been contacted by various regulatory agencies including among others, the Securities and Exchange Commission, U.S. Department of Labor, Financial Industry Regulatory Authority and various state insurance departments and state attorneys general. The Company has cooperated fully with these regulatory agencies with regard to their inquiries, examinations and investigations and has responded to information requests and comments.

Recent market volatility in the financial services industry has contributed to increased scrutiny of the entire financial services industry. Therefore, the Company believes that it is reasonable to expect that proceedings, regulatory inquiries, examinations and investigations into the insurance and financial services industries will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the insurance and financial services industries as a whole. It is the opinion of management that the ultimate resolution of these regulatory inquiries, examinations and investigations will not materially impact the Company’s financial position or liquidity. The outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the financial impact of the matter and the level of the Company’s income for the period.

e.	Commitments

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years except LIHTCs which extend up to nine years. The Company is not required to fund commitments once the commitment period expires. As of December 31, 2008, the Company had the following commitments:

	2009	2010	2011	2012	There- after	Total
	(In Millions)
Private placements	$40	$3	$4	$-	$75	$122
Mortgage loans	16	7	1	-	-	24
Partnerships and LLCs	16	6	10	16	27	75
LIHTC investments (including equity contributions)	1	-	-	-	1	2

Total	$73	$16	$15	$16	$103	$223

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

15.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2008 are illustrated below:

	Amount	% of Total
	($ In Millions)
Subject to discretionary withdrawal -
With fair value adjustment	$25	1%
At book value less current surrender charge of 5% or more	226	5
At fair value	1,332	30

Subtotal	1,583	36
Subject to discretionary withdrawal -
At book value without fair value adjustment	2,863	64
Not subject to discretionary withdrawal	12	-

Total	$4,458	100%

The following is the reconciliation of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2008 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves – individual annuities	$3,118
Liabilities for deposit type contracts	9

Subtotal	3,127
Separate Account Annual Statement:
Annuities	1,331

Total	$4,458

b.	Separate accounts

The Company has non-guaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense, and minimum death benefit guarantees.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2008 is as follows:

Non-Guaranteed
(In Millions)
Net premium, considerations or deposits	$122

Reserves:
For accounts with assets at:
Fair value	$1,651
Other liabilities	13

Total	$1,664

By withdrawal characteristics:
Subject to withdrawal:
At fair value, which may or may not have a surrender charge	$1,651
Other liabilities	13

Total	$1,664

The following is a summary reconciliation of amounts reported as transfers to (from) separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement with the amounts reported as net transfers to (from) separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Income for the years ended December 31, 2008, 2007 and 2006:

	For the Years Ended December 31,
	2008	2007	2006
From the Separate Account Annual Statement:	(In Millions)
Transfers to separate accounts	$122	$150	$163
Transfers from separate accounts	(520)	(596)	(556)

Net transfers to (from) separate accounts	$(398)	$(446)	$(393)

16.	Presentation of the Statutory Statements of Cash Flows

As required by SSAP No. 69 “Statement of Cash Flows,” the Company has included in the Statutory Statements of Cash Flows, non-cash transactions primarily related to the following:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Bond conversion	$133	$151	$119
Stock conversion	4	12	2
Net investment income in-kind bonds	2	3	2
Mortgages to other invested assets	1	-	-
Other invested assets stock distribution	1	-	2

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

17.	Subsidiaries and affiliated companies

A summary of ownership and relationship of MassMutual and its subsidiaries and affiliated companies as of December 31, 2008 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MassMutual Holding LLC

The MassMutual Trust Company

MML Distributors, LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MML Private Placement Investment Company I, LLC

MML Mezzanine Investor, LLC

MML Mezzanine Investor L, LLC

MML Mezzanine Investor II, LLC

MML Private Equity Fund Investor, LLC

MML Re Finance LLC

MMC Equipment Finance LLC

Invicta Advisors LLC

PL – Apts, LLC – 92% (remaining 8% owned by C.M. Life Insurance Company)

MML ABN Separate Account Holding Company LLC

MML ABN Separate Account Holding Company II LLC

Subsidiaries of C.M.Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor, LLC

CML Mezzanine Investor L, LLC

CML Re Finance LLC

Subsidiary of MMC Equipment Finance LLC

MassMutual Asset Finance LLC

Subsidiaries of MassMutual Holding LLC

HYP Management LLC

MassMutual Assignment Company

MassMutual Benefits Management, Inc.

MassMutual Holding MSC, Inc.

MassMutual International LLC

MML Investors Services, Inc.

MML Realty Management Corporation

Cornerstone Real Estate Advisers LLC

Babson Capital Management LLC

Oppenheimer Acquisition Corporation – 98%

MassMutual Baring Holding LLC

MML Financial, LLC

MassMutual Capital Partners LLC

First Mercantile Trust Company

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Fund

MML Series Investment Fund II

MassMutual Select Funds

MassMutual Premier Funds

PART C

OTHER INFORMATION

Item 26.	Exhibits

Exhibit (a)	i.	Resolution of the Board of Directors of C.M. Life Insurance Company, establishing the Separate Account — Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-6, File No. 333-88493, as filed with the Commission as an exhibit on April 25, 2008

Exhibit (b)	Not Applicable

Exhibit (c)	i.	Principal Underwriting Agreement dated as of August 1, 1995 by and between C.M. Life Insurance Company on its own behalf and on behalf of C.M. Life Variable Life Separate Account I and Connecticut Mutual Financial Services, Inc. — Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form S-6, File No. 033-91072, as filed with the Commission as an exhibit on April 24, 1998

		ia.	Amendments No. 1, 2, and 3 dated as of December 20, 2004, December 31, 2006, and March 31, 2007, respectively, to Principal Underwriting Agreement dated August 1, 1995 — Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-6, File No. 333-88493, as filed with the Commission as an exhibit on April 25, 2008

ii.

Template for Insurance Product Distribution Agreement (Version 4/08) — Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on April 27, 2009

		a.	Template Amendment for Insurance Product Distribution Agreement (Version 4/08) — Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on April 27, 2009

Exhibit (d)	i.	Form of Flexible Premium Adjustable Variable Life Insurance Policy — Incorporated by reference to Initial Registration Statement on Form S-6, File No. 333-49457, as filed with the Commission as an exhibit on April 6, 1998

	ii.	Form of Disability Benefit Rider (DBVL-98) — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-6, File No. 333-49475, as filed with the Commission as an exhibit on February 24, 2004

	iii.	Form of Guaranteed Insurability Rider (GIVL-98) — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-6, File No. 333-49475, as filed with the Commission as an exhibit on February 24, 2004

	iv.	Form of Other Insured Rider (OIVL-98) — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-6, File No. 333-49475, as filed with the Commission as an exhibit on February 24, 2004

	v.	Form of Substitute of Insured Rider (SIVL-98) — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-6, File No. 333-49475, as filed with the Commission as an exhibit on February 24, 2004

	vi.	Form of Waiver of Monthly Charges Rider (WMVL-98M) — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-6, File No. 333-49475, as filed with the Commission as an exhibit on February 24, 2004

	vii.	Form of Accelerated Death Benefit Rider — Incorporated by reference to Initial Registration Statement on Form S-6, File No. 333-50410, as filed with the Commission as an exhibit on November 21, 2000

Exhibit (e)	Form of Individual and Survivorship Life Insurance Application (rev 8/07) — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

Exhibit (f)	i.	Copy of the Charter of Incorporation of C.M. Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form S-6, File No. 033-91072, as filed with the Commission as an exhibit on April 24, 1998

	ii.	By-Laws of C.M. Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form S-6, File No. 033-91072, as filed with the Commission as an exhibit on April 24, 1998

Exhibit (g)	Form of Reinsurance Contracts — Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on July 8, 2002

	i.	Schedule of Reinsurers — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

Exhibit (h)	i.	Participation Agreements, Selling, Servicing Agreements:

		a.	AIM Variable Insurance Funds, Inc. — Participation Agreement dated April 30, 2004 by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc. and C.M. Life Insurance Company on behalf of itself and its Separate Accounts — Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement on Form N-4, File No. 333-80991, as filed with the Commission as an exhibit on April 24, 2006

b.	American Century Variable Portfolios, Inc. — Form of Shareholder Services Agreement dated as of May 14, 1998 among American Century Investment Management, Inc., Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company — Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement on Form S-6, File No. 333-41657, as filed with the Commission as an exhibit on May 26, 1998

	b1.	American Century Variable Portfolios, Inc. — Amendment No. 1 dated as of May 1, 1999 to Shareholder Services Agreement dated May 14, 1998 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

	b2.	American Century Variable Portfolios, Inc. — Amendment No. 2 effective as of September 1, 1999 to Shareholder Services Agreement dated May 14, 1998 and amended May 1, 1999 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

	b3.	American Century Variable Portfolios, Inc. — Amendment No. 3 effective as of January 1, 2000 to Shareholder Services Agreement dated May 14, 1998, amended May 1, 1999, September 1, 1999, and January 1, 2000 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

	b4.	American Century Variable Portfolios, Inc. — Amendment No. 4 effective as of August 1, 2003 to Shareholder Services Agreement dated May 14, 1998, amended May 1, 1999, September 1, 1999 and January 1, 2000 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

	b5.	American Century Variable Portfolios, Inc. — Amendment No. 5 effective as of November 1, 2008 to Shareholder Services Agreement dated May 14, 1998, as amended May 1, 1999, September 1, 1999, January 1, 2000 and August 1, 2003 — Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 28, 2009

c.	American Funds Insurance Series — Fund Participation Agreement dated as of March 7, 2003 by and between American Funds Insurance Series, Capital Research and Management Company, and C.M. Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-88493, as filed with the Commission as an exhibit on April 28, 2009

	c1.	American Funds Insurance Series — Amendment dated as of May 1, 2006 to Fund Participation Agreement dated as of March 7, 2003 — Incorporated by reference to Post Effective Amendment No. 14 to Registration Statement on Form N-6, File No. 333-88493, as filed with the Commission as an exhibit on April 28, 2009

	c2.	American Funds Insurance Series - Business Agreement dated as of March 7, 2003 by and among C.M. Life Insurance Company, MML Distributors, LLC, American Funds Distributors, Inc. and Capital Research and Management Company — Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-6, File no. 333-88493, as filed with the Commission as an Exhibit on April 28, 2009

d.	DWS VIT Investment Funds — Form of Fund Participation Agreement made as of September 1, 1999 by and among BT Insurance Funds Trust, Bankers Trust Company, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4, File No. 333-80991, as filed with the Commission as an exhibit on September 20, 1999

	d1.	DWS VIT Investment Funds — Amendment No. 3 dated as April 24, 2001 to Fund Participation Agreement dated as of September 1, 1999 by and among BT Insurance Funds Trust, Bankers Trust Company, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

	d2.	DWS VIT Investment Funds — Amendment No. 4 dated as of January 16, 2001 to Fund Participation Agreement dated as of September 1, 1999 by and between Scudder Investments VIT Funds (formerly Deutsche Asset Management VIT Funds), Deutsche Asset Management, Inc., Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

	d3.	DWS VIT Investment Funds — Amendment No. 5 dated as of August 1, 2004 to Fund Participation Agreement dated as of September 1, 1999 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

	d4.	DWS VIT Investment Funds — Amendment No. 6 dated as of October 1, 2006 to Fund Participation Agreement dated as of September 1, 1999 by and among DWS Investments VIT Funds (formerly, Scudder Investments VIT Funds and Deutsche Asset Management VIT Funds, and BT Insurance Funds Trust) Deutsche Asset Management, Inc., and Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

e.	Fidelity® Variable Insurance Products Fund II — Participation Agreement dated May 1, 1998 among Variable Insurance Products Fund II, Fidelity Distributors Corporation and C.M. Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-6, File No. 333-88493, as filed with the Commission as an exhibit on April 28, 2009

	e1.	Fidelity® Variable Insurance Products Fund II — Amendment effective as of the May 1, 1998 to Participation Agreement dated May 1, 1998 — Incorporated by reference to Post Effective Amendment No. 14 to Registration Statement on Form N-6, File No. 333-88493, as filed with the Commission as an exhibit on April 28, 2009

	e2.	Fidelity® Variable Insurance Products Fund II — Fourth Amendment to Participation Agreement dated May 1, 1998 — Incorporated by reference to Post Effective Amendment No. 14 to Registration Statement on Form N-6, File No. 333-88493, as filed with the Commission as an exhibit on April 28, 2009

	e3.	Fidelity® Variable Insurance Fund II — Letter of Consent and Amendment dated May 1, 2007 amending Participation Agreement dated May 1, 1998 - Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-6, File No. 333-88493, as filed with the Commission as an exhibit on April 28, 2009

f.	Franklin Templeton Variable Products Series Fund — Form of Participation Agreement dated as of May 1, 2000 between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4, File No. 333-80991, as filed with Commission as an exhibit on September 20, 1999

	f1.	Franklin Templeton Variable Products Series Fund — Amendment No. 2 effective May 1, 2003 to Participation Agreement dated as of May 1, 2000 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

	f2.	Franklin Templeton Variable Products Series Fund — Amendment No. 3 effective June 5, 2007 to Participation Agreement dated as of May 1, 2000 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

g.	Goldman Sachs Variable Insurance Trust — Participation Agreement dated as of November 1, 1999 by and between Goldman Sachs Variable Insurance Trust, Goldman Sachs & Co. and C.M. Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-6, File No. 333-88493, as filed with the Commission as an exhibit on April 28, 2009

	g1.	Goldman Sachs Variable Insurance Trust — Amendment No. 1 effective May 1, 2000 to Participation Agreement dated November 1, 1999 — Incorporated by reference to Post Effective Amendment No. 14 to Registration Statement on Form N-6, File No. 333-88493, as filed with the Commission as an exhibit on April 28, 2009

	g2.	Goldman Sachs Variable Insurance Trust — Amendment No. 2 effective April 15, 2001 to Participation Agreement dated November 1, 1999, as amended on May 1, 2000 — Incorporated by reference to Post Effective Amendment No. 14 to Registration Statement on Form N-6, File No. 333-88493, as filed with the Commission as an exhibit on April 28, 2009

h.	Janus Aspen Series — Fund Participation Agreement dated August 30, 1999 between Janus Aspen Series and C.M. Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement on Form N-6, File No. 333-88493, as filed with the Commission as an exhibit on November 24, 2008

	h1.	Janus Aspen Series — Amendment effective November 1, 1999 to Fund Participation Agreement dated August 30, 1999 — Incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement on Form N-6, File No. 333-88493, as filed with the Commission as an exhibit on November 24, 2008

	h2.	Amendment effective as of February 23, 2000 to Participation Agreement dated as of August 30, 1999 among Janus Aspen Series and C.M. Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement on Form N-6, File No. 333-88493, as filed with the Commission as an exhibit on November 24, 2008

	h3.	Amendment effective as of June 1, 2000 to Participation Agreement dated as of August 30, 1999 among Janus Aspen Series and C.M. Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement on Form N-6, File No. 333-88493, as filed with the Commission as an exhibit on April 24, 2008

i.	MFS Variable Insurance Trust — Participation Agreement dated August 19, 1999, among MFS Variable Insurance Trust, C.M. Life Insurance Company and Massachusetts Financial Services Company — Incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement on Form N-6, File No. 333-88493, as filed with the Commission as an exhibit on November 24, 2008

	i1.	MFS Variable Insurance Trust — Amendment No. 2 effective May 1, 2003 to Participation Agreement dated August 19, 1999 — Incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement on Form N-6, File No. 333-88493, as filed with the Commission as an exhibit on November 24, 2008

	i2.	MFS Variable Insurance Trust — Amendment dated May 1, 2007 to Participation Agreement dated August 19, 1999 — Incorporated by reference to Post Effective Amendment No. 18 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on November 24, 2008

j.	MML Series Investment Fund — Form of Participation Agreement dated November 17, 2005, between MML Series Investment Fund, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company — Incorporated by reference to Initial Registration Statement on Form N-4, File No. 333-130156, as filed with the Commission as an exhibit on December 6, 2005

	j1.	MML Series Investment Fund — First Amendment to Participation Agreement dated November 17, 2005 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

	j2.	MML Series Investment Fund — Amendment dated as of August 26, 2008 to Participation Agreement dated November 17, 2005 — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on September 12, 2008

k.	MML Series Investment Fund II — Form of Participation Agreement dated November 17, 2005, between MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company — Incorporated by reference to Initial Registration Statement on Form N-4, File No. 333-130156, as filed with the Commission as an exhibit on December 6, 2005

	k1.	MML Series Investment Fund II — First Amendment to Participation Agreement dated November 17, 2005 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

	k2.	MML Series Investment Fund II — Amendment dated as of August 26, 2008 to Participation Agreement dated as of November 17, 2005 — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on September 12, 2008

l.	Oppenheimer Variable Account Funds — Participation Agreement, entered into as of May 1, 2006 and executed on November 20, 2007, by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

	l1.	Oppenheimer Variable Account Funds — Amendment No. 1 effective April 3, 2008 to Participation Agreement dated as of May 1, 2006 — Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on April 28, 2009

m.	Panorama Series Fund, Inc. — Participation Agreement dated May 1, 2006, among Panorama Series Fund, Inc., OppenheimerFunds, Inc., Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

	m1.	Panorama Series Fund Inc. — Amendment No. 1 effective April 3, 2008 to Participation Agreement dated as of May 1, 2006 — Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on April 28, 2009

n.	T. Rowe Price Equity Series, Inc. — Participation Agreement dated as of June 1, 1998 among T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc. and C.M. Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement on Form N-6, File No. 333-88493, as filed with the Commission as an exhibit on November 24, 2008

	n1.	T. Rowe Price Equity Series, Inc. — Amendment effective as of December 15, 1999 to Participation Agreement dated as of June 1, 1998 — Incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement on Form N-6, File No. 333-88493, as filed with the Commission as an exhibit on November 24, 2008

	n2.	T. Rowe Price Equity Series, Inc. — Amendment effective as of May 1, 2003 to Participation Agreement dated as of June 1, 1998 — Incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement on Form N-6, File No. 333-88493, as filed with the Commission as an exhibit on November 24, 2008

	n3.	T. Rowe Price Equity Series, Inc. — Amendment effective as of May 1, 2006 to Participation Agreement dated as of June 1, 1998 — Incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement on Form N-6, File No. 333-88493, as filed with the Commission as an exhibit on November 24, 2008

	n4.	T. Rowe Price Equity Series, Inc. — Amendment executed on January 7, 2008 to Participation Agreement dated as of June 1, 1998 — Incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement on Form N-6, File No. 333-88493, as filed with the Commission as an exhibit on November 24, 2008

ii.	Shareholder Information Agreements

		a.	AIM Investment Services, Inc. — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

		b.	American Century Investment Services, Inc. — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

		c.	American Funds Service Company — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

			c1.	American Funds - Amendment No. 1 dated August 22, 2008 to Shareholder Information Agreement dated March 27, 2007 - Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on November 24, 2008

		d.	DWS Scudder Distributors, Inc. — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

		e.	Fidelity Distributors Corporation — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

		f.	Franklin/Templeton Distributors, Inc. — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

		g.	Goldman Sachs & Co. — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

		h.	Janus Aspen Series — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

		i.	MFS Fund Distributors, Inc. — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

		j.	MML Series Investment Fund — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

		k.	MML Series Investment Fund II — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

		l.	OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

		m.	T. Rowe Price Services, Inc., T. Rowe Price Investment Services, Inc. — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

Exhibit (i)	Not Applicable

Exhibit (j)	Not Applicable

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered *

Exhibit (l)	Not Applicable

Exhibit (m)	Not Applicable

Exhibit (n)	i.	Consent of Independent Registered Public Accounting Firm — KPMG LLP *

	ii.	Powers of Attorney — Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-6, File No. 333-88493, as filed with the Commission as an exhibit on April 28, 2009

Exhibit (o)	Not Applicable

Exhibit (p)	Not Applicable

Exhibit (q)	SEC Procedures Memorandum describing C.M. Life issuance, transfer, and redemption procedures for the Policy — Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on April 28, 2009

*	Filed herewith.

Item 27.	Directors and Officers of the Depositor

Directors of C.M. Life Insurance Company

Stuart H. Reese, Director, Chairman and Chief Executive Officer (principal executive officer) 1295 State Street Springfield, MA 01111	William F. Glavin, Director, and Executive Vice President 1295 State Street Springfield, MA 01111

Mark Roellig, Director, Executive Vice President, and General Counsel 1295 State Street Springfield, MA 01111	Michael T. Rollings, Director, Executive Vice President and Chief Financial Officer (principal financial officer) 1295 State Street Springfield, MA 01111
PRINCIPAL OFFICERS (other than those who are also Directors):

Roger W. Crandall, President 1295 State Street Springfield, MA 01111	Norman A. Smith, Vice President and Controller (Principal Accounting Officer) 1295 State Street Springfield, MA 01111

Bradley Lucido, Senior Vice President & Chief Compliance Officer 1295 State Street Springfield, MA 01111	Todd Picken, Vice President and Treasurer 1295 State Street Springfield, MA 01111

Melissa Millan Senior Vice President 1295 State Street Springfield, MA 01111	Christine Peaslee, Secretary 1295 State Street Springfield, MA 01111

Item 28.	Persons Controlled by or Under Common Control with the Depositor or the Registrant.

Incorporated herein by reference to Item 28 in Post-Effective Amendment No. 1 to Registration Statement on Form N-6 for Massachusetts Mutual Variable Life Separate Account I (File No. 333-150916), as filed with the Securities and Exchange Commission on November 28, 2009.

Item 29.	Indemnification

C.M. Life directors and officers are indemnified under Article V of the by-laws of C.M. Life’s parent company, Massachusetts Mutual Life Insurance Company (“MassMutual”), as set forth below.

Article V. of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;
(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or
(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its officers who serve as a director of a subsidiary of MassMutual (a “Subsidiary Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Subsidiary Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Subsidiary Director because he or she is a director of a subsidiary of MassMutual if the Subsidiary Director (i) acted in good faith, (ii) reasonably believed the conduct was in the subsidiary’s best interest; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Subsidiary Director shall not be liable under MassMutual’s Charter or By-Law. MassMutual further agrees to indemnify a Subsidiary Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Subsidiary Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Subsidiary Director derived an improper benefit. MassMutual will also indemnify a Subsidiary Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Subsidiary Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to the relevant subsidiary that the Subsidiary Director is entitled to indemnification, MassMutual will indemnify the Subsidiary Director to the extent permitted by law. Subject to the Subsidiary Director’s obligation to pay MassMutual in the event that the Subsidiary Director is not entitled to indemnification, MassMutual will pay the expenses of the Subsidiary Director prior to a final determination as to whether the Subsidiary Director is entitled to indemnification.

Item 30.	Principal Underwriters

(a)    MML Distributors, LLC, (“MML Distributors”) and MML Investors Services, Inc. (“MMLISI”), subsidiaries of Massachusetts Mutual Life Insurance Company, act as principal underwriters for contracts/policies that utilize registered separate accounts of Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company. MMLISI serves as principal underwriter of the contracts/policies sold by its registered representatives and MML Distributors serves as principal underwriter of the contracts/policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

MML Distributors and MMLISI either jointly or individually act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Massachusetts Mutual Variable Annuity Fund 1, Massachusetts Mutual Variable Annuity Fund 2, CML Variable Annuity Account A, CML Variable Annuity Account B, CML Accumulation Annuity Account E, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, and C.M. Life Variable Life Separate Account I, MassMutual Variable Life Separate Account II, MML Series Investment Fund, and MML Series Investment Fund II.

(b)    MML Distributors, LLC and MML Investors Services, Inc. are the principal underwriters for the policies. The following people are officers and member representatives of MML Distributors, LLC and officers and directors of MML Investors Services, Inc.

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address
Andrew Dickey	Chief Executive Officer, President and Springfield OSJ Supervisor	1295 State Street Springfield, MA 01111-0001

Peter G. Lahaie	Chief Financial Officer, Vice President and Treasurer

Elaine A. Sarsynski	Member Representative Massachusetts Mutual Life Insurance Co. Member Representative MassMutual Holding L.L.C.	1295 State Street Springfield, MA 01111-0001

Robert S. Rosenthal	Vice President Chief Legal Officer Secretary	1295 State Street Springfield, MA 01111-0001

Kevin LaComb	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Edward K. Duch, III	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Jennifer Dupuis-Krause	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

H. Bradford Hoffman	Chief Compliance Officer	100 Bright Meadow Blvd. Enfield, CT 06082

Stephen Alibozek	Entity Contracting Officer	1295 State Street Springfield, MA 01111-0001

Kathy Rogers	Continuing Education Officer	1295 State Street Springfield, MA 01111-0001

Michael Hicks	Registration Manager	1295 State Street Springfield, MA 01111-0001

Donna Watson	Cash and Trading Supervisor Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Bruce C. Frisbie	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Robert Wittneben	Chief Information Officer	1295 State Street Springfield, MA 01111-0001

Lenore MacWade	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Cade Cherry	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Eric Wietsma	Retirement Services Supervisor and Fund Product Distribution Officer	1295 State Street Springfield, MA 01111-0001

Michael R. Fanning	USIG Operations Supervisor	1295 State Street Springfield, MA 01111-0001

William McCauley	Assistant Vice President and Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Melissa Millan	USIG Product/Sales Supervisor	100 Bright Meadow Blvd. Enfield, CT 06082

Douglas Russell	Variable Annuity Product Distribution Officer Retirement Income Supervisor and Enfield OSJ Supervisor	100 Bright Meadow Blvd. Enfield, CT 06082

Jo-Anne Rankin	Variable Life Product Distribution Officer	100 Bright Meadow Blvd. Enfield, CT 06082

Barbara Upton	Assistant Vice President	1295 State Street Springfield, MA 01111-0001

Christine Peaslee	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

OFFICERS AND DIRECTORS OF MML INVESTORS SERVICES, INC.

Name	Positions and Offices	Principal Business Address
Michael Fannning	Chairman of the Board & Chief Executive Officer, Investment Committee Member	*

Burvin E. Pugh	Vice Chairman of the Board, Senior Vice President, Director	*

John Vaccaro	President, Director, Agency Field Force Supervisor	*

Peter G. Lahaie	Vice President, Finance, Chief Financial Officer, Treasurer	*

William F. Monroe, Jr.	Vice President, Sales & Product Supervisor, Chief Operations Officer, Registered Options Principal	*

Michael L. Kerley	Chief Compliance Officer	*

Robert Wittneben	Chief Information Officer	*

Kenneth M. Rickson	Field Risk Officer, Director	*

Elaine Sarsynski	RS Supervisor, Director	*

Robert S. Rosenthal	Chief Legal Officer, Secretary, Vice President, Associate General Counsel	*

Mary S. Block	Second Vice President, Assistant Secretary	*

Edward K. Duch, III	Assistant Secretary	*

Jennifer L. Dupuis-Krause	Assistant Secretary	*

Christine Peaslee	Assistant Secretary	*

William H. McCauley	Assistant Treasurer, Assistant Vice President	*

Bruce C. Frisbie	Assistant Treasurer	*

Kevin LaComb	Assistant Treasurer	*

Lenore McWade	Assistant Treasurer	*

Todd Picken	Assistant Treasurer	*

Daniel McLaughlin	Assistant Treasurer	**

Kathy Rogers	Continuing Education Officer	*

Thomas H. Jurkowski	Agency Vice President	*

Edward Youmell	Agency Vice President	*

John Carlson	Agency Vice President	*

Maritza Flores	Executive Benefits Supervisor	*

Douglas Russell	RI Supervisor Variable Annuity Product Distribution Officer	**

Frances Thomas	Assistant Vice President, Chief Privacy Officer	*

Mark Viviano	Assistant Vice President	*

Elaine Gruet	Assistant Vice President	*

Mark Larose	Assistant Vice President	*

Michael Rollings	Director	*

Gregory Deavens	Director	**

Melissa Millan	Director	**

Jo-Anne Rankin	Variable Life Product Distribution Officer	**

Francine Reipold	Registration Manager	*

*	1295 State Street, Springfield, MA 01111-0001
**	100 Bright Meadow Boulevard, Enfield, CT 06082-1981

(c) Compensation From the Registrant
Name	Commissions	Other Compensation

MML Distributors, LLC	$87,978	$5,669

MML Investors Services, Inc.	$2,210,803	$484,340

Item 31.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 32.	Management Services

Not Applicable

Item 33.	Fee Representation

REPRESENTATION UNDER SECTION 26(f)2(A) OF

THE INVESTMENT COMPANY ACT OF 1940

With respect to the policy described in this Registration Statement, C.M. Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium variable universal life insurance policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by C.M. Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, C.M. Life Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 13 to Registration Statement No. 333-49457 under Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Springfield and the Commonwealth of Massachusetts, on the 27th day of April, 2009.

C.M. LIFE VARIABLE LIFE SEPARATE ACCOUNT I
(Registrant)

C.M. LIFE INSURANCE COMPANY (Depositor)

By:	Stuart H. Reese*
Stuart H. Reese, Chief Executive Officer (principal executive officer) C.M. Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment No. 13 to Registration Statement No. 333-49457 has been signed by the following persons, as officers and directors of the Depositor, in the capacities and on the dates indicated.

Signature	Title	Date
STUART H. REESE*	Director, and Chief Executive Officer (principal executive officer)	April 27, 2009
Stuart H. Reese

MICHAEL T. ROLLINGS*	Director and Chief Financial Officer (principal financial officer)	April 27, 2009
Michael T. Rollings

NORMAN A. SMITH*	Controller (principal accounting officer)	April 27, 2009
Norman A. Smith

MARK ROELLIG*	Director	April 27, 2009
Mark Roellig

WILLIAM F. GLAVIN*	Director	April 27, 2009
William F. Glavin

/S/ JOHN E. DEITELBAUM		April 27, 2009
* John E. Deitelbaum
Attorney-in-Fact pursuant to Powers of Attorney

INDEX TO EXHIBITS

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered

Exhibit (n) i.	Consent of Independent Registered Public Accounting Firm — KPMG LLP